                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

                            Dated as of June 30, 2000

                                      Among

                         THE FINANCIAL INSTITUTIONS FROM
                           TIME TO TIME PARTY HERETO,

                                 as the Lenders,
                                 ---------------

                             BANK OF AMERICA, N.A.,

                             as the Lenders' Agent,
                             ----------------------

                               OPTION CARE, INC.,
                             a Delaware corporation,

                    individually and as the Borrowers' Agent,
                    -----------------------------------------

                                       and

                               OPTION CARE, INC.,
                             a Delaware corporation,
                         AND EACH OF THE SUBSIDIARIES OF
                             OPTION CARE, INC. FROM
                           TIME TO TIME PARTY HERETO,

                                as the Borrowers
                                ----------------


                               TABLE OF CONTENTS
1.DEFINITIONS...............................................................................................................1
           1.1   Defined Terms..............................................................................................1
           1.2   Accounting Terms..........................................................................................26
           1.3   Interpretive Provisions...................................................................................27

2.LOANS....................................................................................................................28
           2.1.  Total Facility............................................................................................28
           2.2.  Revolving Loans...........................................................................................28
           2.3.  Term Loans................................................................................................33
           2.4.  Automated Clearing House Transfers........................................................................36
           2.5.  The Borrowers'Agent.......................................................................................36
           2.6.  Defaulting Lender.........................................................................................37

3.INTEREST AND OTHER CHARGES...............................................................................................38
           3.1.  Interest..................................................................................................38
           3.2   Conversion and Continuation Elections.....................................................................39
           3.3   Maximum Interest Rate.....................................................................................41
           3.4   Facility Fee..............................................................................................41

4.PAYMENTS AND PREPAYMENTS.................................................................................................42
           4.1   Revolving Loans...........................................................................................42
           4.1A  Term Loans................................................................................................42
           4.2   Place and Form of Payments; Extension of Time.............................................................43
           4.3   Application and Reversal of Payments......................................................................43
           4.4   INDEMNITY FOR RETURNED PAYMENTS...........................................................................44

5.BOOKS AND RECORDS; MONTHLY STATEMENTS....................................................................................44

6.TAXES, YIELD PROTECTION AND ILLEGALITY...................................................................................44
           6.1   Taxes.....................................................................................................44
           6.2   Illegality................................................................................................45
           6.3   Increased Costs and Reduction of Return...................................................................46
           6.4   Funding Losses............................................................................................46
           6.5   Inability to Determine Rates..............................................................................47
           6.6   Survival..................................................................................................47

7.COLLATERAL...............................................................................................................47
           7.1   Grant of Security Interest................................................................................47
           7.2   Perfection and Protection of Security Interest............................................................48
           7.3   Location of Collateral....................................................................................49



           7.4   Title to, Liens on, and Sale and Use of Collateral........................................................49
           7.5   [Reserved]................................................................................................50
           7.6   Access and Examination....................................................................................50
           7.7   Insurance.................................................................................................50
           7.8   Collateral Reporting......................................................................................51
           7.9   Accounts..................................................................................................52
           7.10  Collection of Accounts; Payments..........................................................................54
           7.11  Inventory.................................................................................................56
           7.12  Equipment.................................................................................................56
           7.13  Material Contracts........................................................................................56
           7.14  Documents, Instruments, and Chattel Paper.................................................................57
           7.15  Right to Cure.............................................................................................57
           7.16  Power of Attorney.........................................................................................58
           7.17  Lender's Rights, Duties, and Liabilities..................................................................58
           7.18  [Reserved]................................................................................................59
           7.19  License for use of Software and Other Intellectual Property...............................................59

8.BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES........................................................................59
           8.1   Books and Records.........................................................................................59
           8.2   Financial and Other Information...........................................................................59
           8.3   Notices to Lenders and the Lenders'Agent..................................................................62

9.GENERAL WARRANTIES AND REPRESENTATIONS...................................................................................63
           9.1   Authorization, Validity, and Enforceability of this Agreement and the Loan Documents......................63
           9.2   Validity and Priority of Security Interest................................................................64
           9.3   Organization and Qualification............................................................................64
           9.4   Corporate Name; Prior Transactions........................................................................64
           9.5   Subsidiaries and Affiliates...............................................................................64
           9.6   Financial Statements and Plan.............................................................................65
           9.7   Trust Reimbursement and Security Agreement................................................................65
           9.8   Solvency..................................................................................................65
           9.9   Debt......................................................................................................65
           9.10  Distributions.............................................................................................65
           9.11  Title to Property.........................................................................................65
           9.12  Adequate Assets...........................................................................................66
           9.13  Real Property; Leases.....................................................................................66
           9.14  Proprietary Rights........................................................................................66
           9.15  Trade Names and Terms of Sale.............................................................................66
           9.16  Litigation................................................................................................66
           9.17  Restrictive Agreements....................................................................................66
           9.18  Labor Disputes............................................................................................66
           9.19  Environmental Laws........................................................................................67
           9.20  Health Care Laws..........................................................................................68



           9.21   No Violation of Law......................................................................................69
           9.22   No Default...............................................................................................69
           9.23   ERISA Compliance.........................................................................................69
           9.24   Taxes....................................................................................................70
           9.25   Use of Proceeds..........................................................................................70
           9.26   Private Offerings........................................................................................70
           9.27   Broker's Fees............................................................................................70
           9.28   Government Regulation....................................................................................70
           9.29   No Material Adverse Change...............................................................................70
           9.30   Disclosure...............................................................................................70
           9.31   Fixed Charge Coverage....................................................................................70

10.AFFIRMATIVE AND NEGATIVE COVENANTS......................................................................................71
           10.1.  Taxes and Other Obligations..............................................................................71
           10.2   Corporate Existence and Good Standing....................................................................71
           10.3   Compliance with Law and Agreements.......................................................................71
           10.4   Maintenance of Property and Insurance....................................................................71
           10.5   Environmental Laws.......................................................................................71
           10.6   Health Care Laws.........................................................................................72
           10.7   ERISA....................................................................................................72
           10.8   Mergers, Consolidations or Sales.........................................................................72
           10.9   Distributions............................................................................................72
           10.10  Transactions Having a Material Adverse Effect............................................................72
           10.11  Guaranties...............................................................................................73
           10.12  Debt.....................................................................................................73
           10.13  Prepayment...............................................................................................73
           10.14  Transactions with Affiliates.............................................................................73
           10.15  Business Conducted.......................................................................................73
           10.16  Liens....................................................................................................73
           10.17  Sale and Leaseback Transactions..........................................................................73
           10.18  New Subsidiaries.........................................................................................74
           10.19  Restricted Investments...................................................................................74
           10.20  Capital Expenditures.....................................................................................74
           10.21  Fixed Charge Coverage....................................................................................74
           10.22  Debt Ratio...............................................................................................74
           10.23  Rolling 4-Quarter Total Debt to Operating Cash Flow Ratio................................................74
           10.24  Loan Documents...........................................................................................74
           10.25  Further Assurances.......................................................................................75

11.CONDITIONS PRECEDENT....................................................................................................75
           11.1   Conditions Precedent to Making of Initial Loans..........................................................75
           11.2   Conditions Precedent to Each Loan........................................................................77



12.DEFAULT.................................................................................................................78
           12.1   Events of Default........................................................................................78

13.REMEDIES................................................................................................................80

14.TERM AND TERMINATION....................................................................................................81

15.MISCELLANEOUS...........................................................................................................82
           15.1   Cumulative Remedies; No Prior Recourse to Collateral.....................................................82
           15.2   No Implied Waivers.......................................................................................82
           15.3   Severability.............................................................................................83
           15.4   Governing Law............................................................................................83
           15.5   Consent to Jurisdiction and Venue; Service of Process....................................................83
           15.6   Waiver of Jury Trial.....................................................................................83
           15.7   Survival of Representations and Warranties...............................................................84
           15.8   Other Security and Guaranties............................................................................84
           15.9   Fees and Expenses........................................................................................84
           15.10  Notices..................................................................................................85
           15.11  Indemnification..........................................................................................86
           15.12  Waiver of Notices........................................................................................87
           15.13  Binding Effect; Assignments; Participations..............................................................88
           15.14  Modification.............................................................................................90
           15.15  Counterparts.............................................................................................90
           15.16  Captions.................................................................................................91
           15.17  Right of Set-Off.........................................................................................91
           15.18  [Reserved]...............................................................................................91
           15.19  Additional Borrowers.....................................................................................91
           15.20  Joint and Several Liability..............................................................................91
           15.21  Effect on Existing Loan and Security Agreement...........................................................93
           15.22  Obligations of Lenders...................................................................................93

16.THE AGENT...............................................................................................................93
           16.1   Appointment and Authorization............................................................................93
           16.2   Delegation of Duties.....................................................................................93
           16.3   Liability of the Lenders'Agent Related Persons...........................................................94
           16.4   Reliance by the Lenders'Agent............................................................................94
           16.5   Notice of Default........................................................................................94
           16.6   Credit Decision..........................................................................................94
           16.7   Indemnification..........................................................................................95
           16.8   Lenders' Agent in Individual Capacity....................................................................95
           16.9   Successor Agent..........................................................................................96
           16.10  Withholding Tax..........................................................................................96
           16.11  Collateral Matters.......................................................................................97



           16.12  Restrictions on Actions by Lenders; Sharing of Payments..................................................98
           16.13  Agency for Perfection....................................................................................99
           16.14  Payments by the Lenders'Agent to Lenders.................................................................99
           16.15  Concerning the Collateral and the Related Loan Documents.................................................99
           16.16  Field Audit and Examination Reports; Disclaimer by Lenders...............................................99
           16.17  Relation Among Lenders..................................................................................100
           16.18  Assignment and Purchase of Pro Rata Share...............................................................100


SCHEDULES

Schedule 7.3              Location of Collateral
Schedule 9.4              Corporate Name; Prior Transactions
Schedule 9.5              Subsidiaries and Affiliates
Schedule 9.9              Debt
Schedule 9.13             Real Property; Leases
Schedule 9.14             Proprietary Rights
Schedule 9.15             Trade Names


EXHIBITS

Exhibit A                 Form of Account Debtor Notice
Exhibit B                 Additional Borrower Agreement
Exhibit C                 Additional Borrower Consent Notice
Exhibit D                 Commitments


         AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of June 30, 2000 (this "AGREEMENT"), among the financial institutions listed on the signature pages hereof as Lenders (such financial institutions, together with their respective successors and assigns, are referred to each individually as a "LENDER" and collectively as the "LENDERS"), Bank of America, N.A., with an office at 231 South LaSalle Street, 11th Floor, Chicago, Illinois 60697 as the Lenders' Agent, Option Care, Inc., a Delaware corporation, with offices at 100 Corporate North, Suite 212, Bannockburn, Illinois 60015, individually ("OPTION CARE") and as the Borrowers' Agent, and Option Care and each of Option Care's Subsidiaries from time to time party hereto (Option Care and such Subsidiaries party hereto being referred to herein individually as a "BORROWER" and collectively as the "BORROWERS").

                               W I T N E S S E T H

         WHEREAS, certain of the parties hereto are parties to that certain Loan and Security Agreement dated as of February 5, 1999, as amended by that certain First Amendment dated as of September 1, 1999 (as so amended, the "EXISTING LOAN AND SECURITY AGREEMENT");

         WHEREAS, BankAmerica Business Credit, Inc. ("BABC") was the original "lender" under the Existing Loan and Security Agreement;

         WHEREAS, through a series of events all of BABC's right, title and interest in, to and under the Existing Loan and Security Agreement and the "collateral" referred to therein have been transferred to Bank of America, N.A.; and

         WHEREAS, the Borrowers and the Borrowers' Agent have requested the Lenders and the Lenders' Agent to amend and restate the Existing Loan and Security Agreement, and the Lenders and the Lenders' Agent are willing to amend and restate the Existing Loan and Security Agreement, subject to the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree to amend the Existing Loan and Security Agreement as follows:

1.   DEFINITIONS.
         1.1      DEFINED TERMS. As used herein:

         "ACCOUNT" means, with respect to any Option Care Person, such Option Care Person's right to payment for a sale or lease and delivery of goods or rendition of services, including without limitation health care goods and services.

         "ACCOUNT DEBTOR" means each Person obligated in any way on or in connection with an Account.
         "ACCOUNT DEBTOR NOTICE" means a notice to an Account Debtor substantially in the form of EXHIBIT A, it being understood that Account Debtor Notices shall be sent only to Account Debtors described in clause (p) of the definition of "Eligible Account".

         "ACH TRANSACTIONS" means all debts, liabilities, and obligations now or hereafter owing from a Borrower to the Bank arising from or related to cash management services including the automatic clearing house transfer of funds by the Bank for the account of a Borrower pursuant to agreement or overdrafts.

         "ADDITIONAL AUTHORIZED INDIVIDUAL" has the meaning set forth in SECTION 2.5(c).

         "ADDITIONAL BORROWER AGREEMENT" is defined in SECTION 15.19.

         "ADDITIONAL BORROWER CONSENT NOTICE" is defined in SECTION 15.19.

(i) "ADJUSTED CASH FLOW" means, with respect to any fiscal period of Option Care, the net income of Option Care after provision for income taxes for such fiscal period, as determined on a consolidated basis in accordance with GAAP and reported on the Financial Statements for such period LESS, without duplication, all Distributions permitted hereunder and made by Option Care during such fiscal period, all regularly scheduled principal installments of Debt for borrowed money which were actually paid by the Option Care Persons during such fiscal period, and Capital Expenditures permitted hereunder and which were actually made by the Option Care Persons during such fiscal period determined in accordance with GAAP and reported on the Financial Statements for such period; PLUS the depreciation and amortization expense deducted in determining such net income for such fiscal period and other non-cash expenses deducted in computing such net income.

(a) "ADJUSTED NET EARNINGS FROM OPERATIONS" means, with respect to any fiscal period of Option Care, the net income of Option Care after provision for income taxes for such fiscal period, as determined on a consolidated basis in accordance with GAAP and reported on the Financial Statements for such period, excluding, without duplication, any and all of the following included in such net income: gain or loss arising from the sale of capital assets (other than durable medical equipment sold in the ordinary course of business or consistent with the practice of the Option Care Persons as such practice existed prior to the Closing Date); gain arising from any write-up in the book value of any asset; earnings of any corporation, substantially all the assets of which have been acquired by an Option Care Person in any manner, to the extent realized by such other corporation prior to the date of acquisition; earnings of any Person that is not consolidated with Option Care in accordance with GAAP, unless (and only to the extent) such earnings shall actually have been received by Option Care or a consolidated Subsidiary in the form of distributions of cash or cash equivalents; earnings of any Person to which assets of an Option Care Person shall have been sold, transferred or disposed of, or into which an Option Care Person shall have been merged, or which has been a party with an Option Care Person to any consolidation or other form of reorganization, prior to the date of such transaction; gain arising from the acquisition of debt or equity securities of an Option Care Person or from cancellation or forgiveness of Debt; (g) amortization of goodwill and related intangibles; and (h) gain or loss arising from extraordinary items, as determined in accordance with GAAP, or from any other non-recurring transaction.

         "ADJUSTED TANGIBLE ASSETS" means all of the assets of Option Care or its consolidated Subsidiaries except: (a) deferred assets, other than prepaid insurance and prepaid taxes; (b) patents, copyrights, trademarks, trade names, franchises, goodwill, and other similar intangibles; (c) Restricted Investments (other than accounts receivable and inventory acquired as part of any acquisition permitted by this Agreement); (d) unamortized debt discount and expense; (e) assets of any such Person constituting Intercompany Accounts; and (f) fixed assets to the extent of any write-up in the book value thereof resulting from a revaluation effective after February 5, 1999.

         "ADJUSTED TANGIBLE NET WORTH" means, at any date: (a) the book value (after deducting related depreciation, obsolescence, amortization, valuation, and other proper reserves as determined in accordance with GAAP) at which the Adjusted Tangible Assets would be shown on a balance sheet of Option Care at such date prepared on a consolidated basis in accordance with GAAP, LESS (b) the amount at which the liabilities of Option Care would be shown on such balance sheet at such date prepared on a consolidated basis in accordance with GAAP, including as liabilities all reserves for contingencies and other potential liabilities which would be required to be shown on such balance sheet as determined in accordance with GAAP.

         "AFFILIATE" means: (a) a Person which, directly or indirectly, controls, is controlled by or is under common control with, an Option Care Person; (b) a Person which beneficially owns or holds, directly or indirectly, ten percent or more of any class of voting stock of an Option Care Person; (c) a Person in which ten percent of any class of the voting stock is beneficially owned or held, directly or indirectly, by an Option Care Person; or (d) a joint venture in which an Option Care Person is a participant or in which an Option Care Person has made an investment. The term control (including the terms "controlled by" and "under common control with"), means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Person in question.

         "ANNIVERSARY DATE" means each anniversary of the Closing Date.

         "APPLICABLE LIBOR TERM LOAN MARGIN" means the applicable percentage set forth below under the heading "Applicable LIBOR Term Loan Margin":


  ROLLING 4-QUARTER TOTAL DEBT TO OPERATING                    APPLICABLE LIBOR TERM LOAN MARGIN
  ----------------------------------------------------------------------------------------------
  CASH FLOW RATIO
  ---------------
  Greater than 2.25 to 1                                       Three and one-half percent (3.5%)


                                       3

  Greater than 2.0 to 1, but less than                         Three and thirty-five one-hundredths
  or equal to 2.25 to 1                                        of one percent (3.35%)

  Less than or equal to 2.0 to 1                               Three and twenty one-hundredths
                                                               of one percent (3.20%)

         "ASSIGNEE" has the meaning specified in SECTION 15.13.

         "ASSIGNMENT AND ACCEPTANCE" has the meaning specified in
SECTION 15.13.

         "AVAILABILITY" means at any time the lesser of:

         (a) Twenty-five million dollars ($25,000,000) (the "MAXIMUM REVOLVING CREDIT LINE"), or

         (b) The sum of (i) eighty-five percent (85%) of the Expected Net Receivables (excluding Unbilled Accounts), plus (ii) seventy-five percent (75%) of the Expected Net Receivables which are Unbilled Accounts, plus (iii) the lesser of (x) fifty percent (50%) of the value of Eligible Inventory and (y) one million five hundred thousand dollars ($1,500,000); PROVIDED, HOWEVER, that at all times Availability shall be reduced by the sum of:

                  (A) the unpaid balance of Revolving Loans at that time;

                  (B) the amount of all unapplied cash (i.e., Collections not yet applied to Accounts);

                  (C) the Offset Reserve;

                  (D) any reserve which the Lenders' Agent in its reasonable discretion, based upon the customary credit and collateral standards of the Lenders' Agent as modified from time to time, deems necessary or desirable to maintain (i) in respect of any Lien for delinquent taxes applicable to any Borrower, or (ii) in respect of accrued interest on the Revolving Loans; and

                  (E) all other reserves which the Lenders' Agent in its reasonable discretion, based upon the customary credit and collateral standards of the Lenders' Agent as modified from time to time, deems necessary or desirable to maintain with respect to any Borrower's account, including, without limitation, (i) any amounts which the Lenders' Agent or any Lender may be obligated to pay in the future for the account of any Borrower, (ii) in respect of any Borrower's ability to bill and collect Accounts or (iii) any Borrower's ability to prepare and provide timely and accurate reporting to the Lenders' Agent. If the Lenders' Agent sends a notice to the Borrowers' Agent to the effect that the Lenders' Agent shall maintain a reserve contemplated by this clause (E), then the Borrowers' Agent shall have the right to terminate this Agreement in accordance with and subject to the terms of SECTION 14(b).

         "BANK" means Bank of America, N.A., a national banking association, or any successor entity thereto.

         "BLOCKED ACCOUNT" means a bank account subject to a Blocked Account Agreement.

         "BLOCKED ACCOUNT AGREEMENT" means an agreement among one or more Option Care Persons, the Lenders' Agent and a Blocked Account Bank, as the same may be amended, amended and restated or otherwise modified from time to time in accordance with its terms.

         "BLOCKED ACCOUNT BANK" means a bank that is acceptable to the Majority Lenders. As of the Closing Date, Northern is acceptable to the Majority Lenders; PROVIDED that if the Majority Lenders determine that Northern is no longer able to perform the functions (including, without limitation, the ability to follow the Lender's instructions) of a Blocked Account Bank in a manner which is reasonably satisfactory to the Majority Lenders, then the Majority Lenders may so notify the Borrowers' Agent and, upon such notice, the parties hereto shall cooperate in good faith to appoint a new Blocked Account Bank and to take all other actions which, in the reasonable judgment of the Majority Lenders, are necessary in connection therewith to fulfill the terms of this Agreement (including SECTION 7.10).

         "BORROWER" is defined in the preamble.

         "BORROWERS' AGENT" is defined in SECTION 2.5(a).

         "BORROWING" means a borrowing hereunder consisting of one or more Loans made on the same day (a) by the Lenders to one or more Borrowers, (b) by the Bank to one or more Borrowers in the case of a Non-Ratable Loan or (c) by the Lenders' Agent to one or more Borrowers in the case of a Lenders' Agent Advance.

         "BORROWING BASE CERTIFICATE" means a certificate, in form and substance reasonably satisfactory to the Lenders' Agent, signed by the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Borrowers' Agent (or by an Additional Authorized Individual). A Borrowing Base Certificate shall be a Mid-Month Borrowing Base Certificate or a Final Borrowing Base Certificate.

         "BUSINESS DAY" means (a) any day that is not a Saturday, Sunday, or a day on which banks in Charlotte, North Carolina or Chicago, Illinois, are required or permitted to be closed, and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate or LIBOR Rate Loans, any day that is a Business Day pursuant to clause

(a) above and that is also a day on which trading in Dollars is carried on by and between banks in the London interbank market.

         "CAPITAL ADEQUACY REGULATION" means any guideline, request or directive of any central bank or other Public Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling any bank.

         "CAPITAL EXPENDITURES" means, for any period, all payments due during such period (whether or not paid) in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, which has a useful life of more than one year, including, without limitation, those costs arising in connection with the direct or indirect acquisition of such assets by way of increased product or service charges or offset items or in connection with Capital Leases.

         "CAPITAL LEASE" means, with respect to any Option Care Person, any lease of Property by such Option Care Person that, in accordance with GAAP, should be reflected as a capital lease on the balance sheet of such Option Care Person.

         "CHAMPUS" means the Civilian Health and Medical Program of the Uniformed Services.

         "CHAMPVA" means the Civilian Health and Medical Program of Veterans Affairs.

         "CLOSING DATE" means the date of this Agreement.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COLLATERAL" has the meaning given to such term in SECTION 7.1.

         "COLLECTIONS" means all cash, funds, checks, notes, instruments, warrants and any other form of remittance tendered by an Account Debtor in payment (in whole or part) of an Account.

         "COMMITMENT" means, at any time with respect to a Lender, the principal amount set forth beside such Lender's name under the heading "COMMITMENT" on Exhibit D to this Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of SECTION 15.13, as such Commitment may be adjusted from time to time in accordance with the provisions of SECTION 15.13, and "COMMITMENTS" means, collectively, the aggregate amount of the commitments of all of the Lenders.

         "CONTAMINANT" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or other substance or material, the handling, release, or possession of which is regulated to protect health, safety or the environment, or any constituent of any such substance, material or waste.

(a) "CONTRACTUAL RIGHTS" means, collectively, all of the rights and remedies of any Option Care Person under, and all moneys and claims for money due or to become due to any Option Care Person under, any contracts or agreements and any and all amendments, supplements, extensions, and renewals thereof including, without limitation, all rights and claims of any Option Care Person now or hereafter existing: under any insurance, indemnities, warranties, and guarantees provided for or arising out of or in connection with the foregoing contracts or agreements; for any damages arising out of or for breach or default under or in connection with the foregoing contracts or agreements; to all other amounts from time to time paid or payable under or in connection with the foregoing contracts or agreements; or to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.

         "CONVERSION/CONTINUATION DATE" has the meaning specified in
SECTION 3.2(b).

         "DATE OF SERVICE" means, with respect to an Account, a date on which services or goods giving rise to such Account or any portion thereof were rendered or provided.

         "DEBT" means, with respect to any Option Care Person at any time:
(a) all indebtedness, obligations or other liabilities of such Person (i) for borrowed money or evidenced by debt securities, debentures, acceptances, notes or other similar instruments, and any accrued interest, fees and charges relating thereto; (ii) under profit payment agreements or similar agreements; (iii) with respect to letters of credit issued for such Person's account; (iv) to pay the deferred purchase price of Property or services, including, without limitation, "earnout arrangements", except unsecured accounts payable and accrued expenses arising in the ordinary course of business which in each case are less than 60 days past due; or (v) Capital Lease obligations; (b) all indebtedness, obligations or other liabilities of such Person or others secured by a Lien on any Property of such Person, whether or not such indebtedness, obligations or liabilities are assumed by such Person, all as of such time; (c) all indebtedness, obligations or other liabilities of such Person in respect of any foreign exchange contract or interest hedge agreement, net of liabilities owed to such Person thereunder by the counterparties thereon; (d) all capital stock of such Person subject (upon the occurrence of any contingency or otherwise) to mandatory redemption; (e) all obligations and liabilities under Guaranties; and (f) all other Obligations.

         "DEFAULTING LENDER" means a Lender that has failed to make a Loan on any Funding Date (until such failure has been cured).

         "DILUTION PERCENTAGE" has the meaning set forth in SECTION 7.8

         "DISTRIBUTION" means, in respect of any corporation: (a) the payment or making of any dividend or other distribution of Property in respect of capital stock (including in respect of any options or warrants for such stock) of such corporation, other than distributions in capital stock of the same class; or (b) the redemption or other acquisition by such corporation of any capital stock (or options or warrants for such stock) of such corporation.

         "DOL" means the United States Department of Labor or any successor department or agency.
         "DOLLARS" and "$" means dollars constituting lawful currency of the United States.

         "EBITDA" means, with respect to any fiscal period, the Adjusted Net Earnings from Operations for such fiscal period plus all Interest Expense, federal and state income taxes, depreciation, and amortization deducted from revenue in determining such Adjusted Net Earnings from Operations.

         "ELIGIBLE ACCOUNTS" means those Accounts which are not ineligible as the basis for Revolving Loans, based on the following criteria and on such other criteria of eligibility ("OTHER CRITERIA") as the Lenders' Agent may from time to time establish in its reasonable commercial discretion upon at least three days' prior written notice to the Borrowers' Agent provided that if the Lenders' Agent establishes Other Criteria then the Borrowers' Agent shall have the right to terminate this Agreement in accordance with and subject to the terms of SECTION 14(b). Without intending to limit the Lenders' Agent's discretion to establish Other Criteria, Eligible Accounts shall NOT include any Account:

(a) with respect to which more than 150 days have elapsed since the Invoice Date; or

(b) with respect to which any of the representations, warranties, covenants, and agreements contained in this Agreement are not or have ceased to be complete and correct or have been breached; or

(c) with respect to which, in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason; or

(d) as to which any one or more of the following events has occurred with respect to the Account Debtor on such Account: the filing by or against the Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Federal Bankruptcy Code; the institution by or against the Account Debtor of any other type of insolvency proceeding (under bankruptcy laws or insurance laws or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern; or

(e) owed by an Account Debtor which does not maintain its chief executive office in the United States or is not organized under the laws of the United States or any state or commonwealth thereof; or

(f) owed by an Account Debtor which is an Affiliate of any Borrower; or

(g) as to which either (x) the perfection, enforceability, or validity of the Security Interest in such Account, or (y) the right or ability of the Lenders' Agent to obtain direct payment to the Lenders' Agent of the Proceeds of such Account (other than, in the case of this clause (y), an Account payable by a Government Account Debtor), is governed by any federal, state, or local statutory requirements other than those of the UCC; or

(h) which is evidenced by a promissory note, warrant or other instrument or by chattel paper; or

(i) if fifty percent (50%) or more of the aggregate dollar amount of outstanding Accounts owed at such time by the Account Debtor to any Borrower is classified by any Borrower as "not in good standing"; or

(j) which arises out of a sale made, or service performed, outside of the ordinary course of the business of the Borrower which originated such Receivable; or

(k) with respect to which the goods giving rise to such Account have not been delivered to and accepted by the applicable patient or the services giving rise to such Account have not been performed by a Borrower, and, if applicable, accepted by the applicable patient, or the applicable patient revokes its acceptance of such durable medical equipment which is unrelated to infusion therapy services; or

(l) which is not subject to a first priority and perfected security interest in favor of the Lenders' Agent; or

(m) which arises under a healthcare capitation contract or similar arrangement under which a Borrower receives payments (i) in advance of providing the applicable goods and services or (ii) without regard to whether a Borrower provides any goods or services; PROVIDED that if a capitation contract or similar arrangement includes provisions for a Borrower to be paid on a "fee for service" basis, then the related Accounts, to the extent they represent the right to payment on such "fee for service" basis, shall not be excluded as Eligible Accounts solely because of this clause (m); or

(n)                to the extent such Account is a Self-Pay Account; or

(o) as to which at least than 60 days have elapsed since any Date of Service and such Account was an Unbilled Account on such 60th day; or
(p) owed by an Account Debtor which is an insurance company or health maintenance organization or other Person which is paid premiums in a manner which is the same as or similar to an insurance company or health maintenance organization if such Account Debtor has not received an Account Debtor Notice; provided that this clause (p) shall apply commencing thirty (30) days after the Closing Date; or

(q) which represents a right of payment under a servicing contract; or

(r)                unless such Account is denominated in Dollars; or

(s) (i) if the goods (other than durable medical equipment) or services giving rise to such Account were not authorized by a physician's prescription, or (ii) the Account Debtor (other than a Self-Pay Account Debtor) informs any Option Care Person (whether by EOB or otherwise) that such goods or services were not medically necessary (and the applicable contract or applicable law provides that payment for such goods or services may or shall be denied on the grounds that such goods or services were not medically necessary); or

(t) to the extent that the fees charged for the services or goods constituting the basis for such Account exceed limitations imposed by applicable law, regulation or contract; or

(u) which is not owned free and clear of all Liens (other than Permitted Liens) by the Borrower which originated such Account; or

(v) which represents a royalty or other right to receive a franchise payment from any franchisee of any Option Care Person; or

(w) which represents amounts due in respect of a "settlement" with respect to Medicare or Medicaid relating to the filing of a "cost report"; or

(x) which represents a right to payment for a sale or lease and delivery of computer software or hardware or rendition of services pertaining to computer software or hardware.

         If any Account at any time ceases to be an Eligible Account by reason of any of the foregoing exclusions or any failure to meet any Other Criteria, then such Account shall promptly be excluded from the calculation of Eligible Accounts.

         No Accounts owed to Option Care of Oklahoma, Inc. or owed to Option Rx, Inc. (which is changing its name to OptionMed, Inc.) shall be Eligible Accounts unless (i) such Accounts satisfy the requirements of the definition of Eligible Accounts, and (ii) the Lenders' Agent shall have sent the Borrowers' Agent a notice permitting such Accounts to be Eligible Accounts.

         "ELIGIBLE ASSIGNEE" means (a) a commercial bank, commercial finance company or other asset based lender, having total assets in excess of one billion dollars ($1,000,000,000); (b) any Lender listed on the signature pages of this Agreement (or any Lender which has become a party hereto pursuant to an Assignment and Acceptance); (c) any affiliate of any Lender; and (d) if an Event of Default exists, any Person reasonably acceptable to the Lenders' Agent.

         "ELIGIBLE INVENTORY" means Inventory, valued at the lower of cost (determined on a first-in, first-out basis) or market, that constitutes raw materials or first quality finished goods and that: (a) is not, in the reasonable opinion of the Lenders' Agent, slow moving, obsolete or unmerchantable; (b) is located at Premises owned or leased by a Borrower or on Premises otherwise reasonably acceptable to the Majority Lenders, PROVIDED, HOWEVER, that Inventory located on Premises leased to any Borrower shall not be Eligible Inventory unless such Borrower shall have delivered to the Lenders' Agent a written waiver or subordination, duly executed on behalf of the appropriate landlord and in form and substance acceptable to the Majority Lenders, of all Liens which the landlord for such Premises may be entitled to assert against such Eligible Inventory; (c) is subject to the first priority perfected security interest of the Lenders' Agent (and, without limiting the foregoing, UCC financing statements and amendments thereof shall have been filed against the applicable Option Care Person in all filing offices designated by the Lenders' Agent from time to time); (d) is not work-in-process, spare parts, packaging and shipping materials, supplies, bill-and-hold Inventory, returned or defective Inventory, or Inventory delivered to any Borrower on consignment; and (e) the Lenders' Agent, in the exercise of its reasonable discretion, deems eligible as the basis for Revolving Loans based on such reasonable collateral and credit criteria as the Lenders' Agent may from time to time establish. If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory. Notwithstanding the foregoing, no Inventory shall be considered to be Eligible Inventory unless and until the following conditions shall have been met: (i) the Lenders' Agent shall have completed a field examination of the Borrowers' Inventory, and the results of such field examination shall be satisfactory to the Lenders' Agent; and (ii) all steps that are deemed necessary or appropriate by the Lenders' Agent to create or perfect the Security Interest of the Lenders' Agent in the Inventory shall have been completed to the satisfaction of the Lenders' Agent.

         No Inventory owned by Option Care of Oklahoma, Inc. or owned by Option Rx, Inc. (which is changing its name to OptionMed, Inc.) shall be Eligible Inventory unless (i) such Inventory satisfies the requirements of the definition of Eligible Inventory, and (iii) the Lenders' Agent shall have sent the Borrowers' Agent a notice permitting such Inventory to be Eligible Inventory.

                  "ENVIRONMENTAL LAWS" means all present and future federal, state and local laws, rules, regulations, ordinances, programs, permits, guidance, orders and consent decrees relating to health, safety, hazardous substances, and environmental matters applicable to any Option Care Person's business and facilities (whether or not owned by it). Such laws and regulations include but are not limited to the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., as amended; the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., as amended; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., as amended; the Clean Water Act, 33 U.S.C. Section 466 et seq., as amended; the Clean Air Act, 42 U.S.C. Section 7401 et seq., as amended; state and federal lien and environmental cleanup programs; and U.S. Department of Transportation regulations.

         (a) "ENVIRONMENTAL LIEN" means a Lien in favor of any Public Authority for any liability under any Environmental Laws, or damages arising from, or costs incurred by such Public Authority in response to, a Release or threatened Release of a Contaminant into the environment.

                  "EOB" means the explanation of benefits, remittance advice or other record that is provided by an Account Debtor explaining how it determined the amount it shall or shall not pay with respect to an Account of which it is the Account Debtor.

                  "EQUIPMENT" means machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including, without limitation, data processing hardware and software, motor vehicles, aircraft, dies, tools, jigs, and office equipment, whether owned or leased, and all rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "ERISA AFFILIATE" means any trade or business (whether or not incorporated) which is a member of a controlled group or under common control with any Option Care Person within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

                  "ERISA EVENT" means, with respect to any Option Care Person, any ERISA Affiliate or any Pension Plan, the occurrence of any of the following: (a) a Reportable Event; (b) a withdrawal by a substantial employer (as defined in Section 4001(a)(12) of ERISA) subject to
         Section 4063 of ERISA; (c) a cessation of operations which is treated as a withdrawal under

         Section 4062(e) of ERISA; (d) a complete or partial withdrawal under
         Section 4203 or 4205 of ERISA from a Multiemployer Plan; (e) a notification that a Multiemployer Plan is in reorganization under
         Section 4242 of ERISA; (f) the filing of a notice of intent to terminate a Pension Plan under 4041 of ERISA; (g) the treatment of an amendment of a Pension Plan as a termination under 4041 of ERISA;
         (h) the termination of a Multiemployer Plan under Section 4041A of ERISA; (i) the commencement of proceedings by the PBGC to terminate a Pension Plan under 4042 of ERISA; (j) an event or condition which would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, a Pension Plan; or (k) the imposition of any material liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA.

                  "EVENT" means any event or condition which, with notice, the passage of time, the happening of any other condition or event, or any combination thereof, would constitute an Event of Default.

                  "EVENT OF DEFAULT" has the meaning specified in SECTION 12.1.

                  "EXISTING LOAN AND SECURITY AGREEMENT" has the meaning set forth in the recitals.

                  "EXPECTED NET RECEIVABLES" means the amount of the Net Amount of Eligible Accounts reasonably expected by the Lenders' Agent to be collected within 180 days from Invoice Date.

                  "FACILITY FEE" has the meaning specified in SECTION 3.4.

                  "FEDERAL BANKRUPTCY CODE" or "BANKRUPTCY CODE" means the Bankruptcy code of the United States of America codified in Title 11 of the United States Code.

                  "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; PROVIDED that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and
         (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Bank on such day on such transactions as determined by the Lenders' Agent.

                  "FINAL BORROWING BASE CERTIFICATE" means a Borrowing Base Certificate reflecting actual information as of the end of the month preceding the month in which such Final Borrowing Base Certificate is to be delivered pursuant to SECTION 7.8.

                  "FINANCIAL STATEMENTS" means, according to the context in which it is used, the financial statements contained in Option Care's Form 10-Q for the quarterly period ended March 31, 2000, any financial statements required to be given to the Lenders pursuant to SECTIONS 8.2(a), (b) or (c), or any combination thereof.

                  "FISCAL YEAR" means each Borrower's fiscal year for financial accounting purposes. The current Fiscal Year of each Borrower shall end on December 31, 2000.

                  "FUNDING DATE" means the date on which a Borrowing occurs.

                  "GAAP" means at any particular time generally accepted accounting principles as in effect at such time in the United States.

                  "GOVERNMENT ACCOUNT DEBTOR" means the United States of America, any state, any political subdivision of a state and any agency or instrumentality of the United States of America or any state, political subdivision or fiscal intermediary thereof (including any insurance company or other Person acting solely in its capacity as a Medicare or Medicaid intermediary) that is obligated to make any payments under (i) Medicare or Medicaid or (ii) with respect to Accounts representing amounts owing under any other program established by federal or state law that provides for payments for health care goods or services to be made to providers thereof (including CHAMPUS and CHAMPVA).

                  "GOVERNMENT OFFSET" means any amount determined by a Government Account Debtor, or any agent or governmental agency acting on behalf of a Government Account Debtor or governmental agency, to constitute an overpayment made to any Option Care Person with respect to an Account and that is to be paid to such Government Account Debtor by any Option Care Person or is to be offset against amounts then due to any Option Care Person from such Government Account Debtor, including any amounts determined by HCFA or any agent acting on behalf thereof.

                  "GUARANTY" by any Person means all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligation of any other Person (the "guaranteed obligations"), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including, without limitation, any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any Property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease Property or to purchase any debt or equity securities or other Property or services.

                  "HCFA" means the Health Care Financing Administration or any successor thereto.

                  "HEALTH CARE LAWS" means any and all federal, state and local laws and regulations governing the licensure, certification, good standing, accreditation and approval of the provision of health care goods and services provided by any Option Care Person or any of its Subsidiaries, including but not limited to laws and regulations relating to licensure of operation, certificates of need, certificates of operations, insurance, fraud and abuse, kickbacks, false claims, physician self-referral arrangements, Medicaid, Medicare, CHAMPUS, CHAMPVA, the federal Food, Drug & Cosmetic Act (FDCA) and the Food and Drug Administration.

                  "INTERCOMPANY ACCOUNTS" means all assets and liabilities, however arising, which are due to any Option Care Person from, which are due from any Option Care Person to, or which otherwise arise from any transaction by any Option Care Person with, any Affiliate of such Option Care Person.

                  "INTEREST EXPENSE" means, with respect to any period, the consolidated gross interest expense of Option Care and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

                  "INTEREST PERIOD" means, as to any LIBOR Rate Loan, the period commencing on the Funding Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as a LIBOR Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Borrowers' Agent in its Notice of Borrowing or Notice of Conversion/Continuation; PROVIDED, HOWEVER, that:

                           (i) if any Interest Period would otherwise end on a
                  day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                           (ii) any Interest Period pertaining to a LIBOR Rate
                  Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                           (iii) no Interest Period shall extend beyond the
                  Stated Termination Date.

                  "INTEREST RATE" means each or any of the interest rates set forth in SECTION 3.1.

                  "INVENTORY" means inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work-in-process, finished goods, returned goods, and materials and supplies of any kind, nature or description, and all documents of title or other documents representing them.

                  "INVOICE DATE" means, with respect to an Account, the date on which any Option Care Person first submitted a claim to an Account Debtor (other than a Self-Pay Account Debtor) with regard to such Account. For avoidance of doubt, if an Option Care Person submits a claim in respect of an Account to an Account Debtor and such claim is not paid in full (the "INITIAL CLAIM"), and the Option Care Person then submits a claim in respect of such Account to another Account Debtor, the Initial Claim shall be treated as the "claim" for purposes of the first sentence of this definition of Invoice Date.

                  "IRS" means the Internal Revenue Service or any successor agency.

                  "LATEST PLAN" means: (a) on the Closing Date and thereafter until the Lenders receive new projections pursuant to SECTION 8.2(f), Option Care's projections dated November 1, 1999, a true, complete and correct copy of which was provided by Option Care to the Lenders prior to the Closing Date; and (b) thereafter, the business plan most recently received by the Lenders pursuant to SECTION 8.2(f).

                  "LENDER" and "LENDERS" have the meanings specified in the introductory paragraph hereof and shall include the Lenders' Agent to the extent of any Lenders' Agent Advance outstanding and the Bank to the extent of any Non-Ratable Loan outstanding; PROVIDED that no such Lenders' Agent Advance or Non-Ratable Loan shall be taken into account in determining any Lender's Pro Rata Share.

                  "LENDERS' AGENT" means the Bank, solely in its capacity as agent for the Lenders, and any successor agent.

                  "LENDERS' AGENT ADVANCES" has the meaning specified in SECTION 2.2(f).

                  "LENDERS' AGENT'S LIENS" means the Liens in the Collateral granted to the Lenders' Agent, for the benefit of the Lenders, the Bank or the Lenders' Agent pursuant to this Agreement, the other Loan Documents or any other agreement or instrument.

                  "LENDERS' AGENT'S RELATED PERSONS" means, collectively, the Lenders' Agent, the affiliates of the Lenders' Agent, and the officers, directors, employees, agent and attorneys-in-fact of the Lenders' Agent and such affiliates.

                  "LIBOR INTEREST PAYMENT DATE" means, with respect to a LIBOR Rate Loan, the last day of each Interest Period applicable to such Loan.

                  "LIBOR INTEREST RATE DETERMINATION DATE" means each date of calculating the LIBOR Rate for purposes of determining the interest rate with respect to an Interest Period. The LIBOR Interest Rate Determination Date for any LIBOR Rate Loan shall be the second Business Day prior to the first day of the related Interest Period for such LIBOR Rate Loan.

                  "LIBOR RATE" means, for any Interest Period, with respect to LIBOR Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/1000th of 1.0%) determined as follows:

                 LIBOR Rate =     LIBOR
                              ---------
                              1.00 - Eurodollar Reserve Percentage

                 Where,

                         "EURODOLLAR RESERVE PERCENTAGE" means for any day
                 for any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1.0%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the Board of Governors of the Federal Reserve for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

                         "LIBOR" means the rate of interest per annum
                 (rounded upward to the next 1/16 of 1%) notified to the Lenders' Agent by the Bank as the rate of interest at which United States Dollar deposits in the approximate amount of the Loan to be made or continued as, or converted into, a LIBOR Rate Loan and having a maturity comparable to such Interest Period would be offered by the Bank's applicable lending office to major banks in the London interbank market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

                  "LIBOR RATE LOANS" means, collectively, the LIBOR Revolving Loans and the LIBOR Term Loans.

                  "LIBOR REVOLVING LOAN" means a Revolving Loan during any period in which it bears interest based on the LIBOR Rate.

                  "LIBOR TERM LOAN" means a Term Loan during any period in which it bears interest based on the LIBOR Rate.

                  "LIEN" means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give or file, any financing statement perfecting a security interest under the UCC or comparable law of any jurisdiction), regardless of whether any of the foregoing is consensual or arises by operation of law or otherwise is non-consensual.

                  "LOANS" means, collectively, all loans and advances provided for in SECTION 2.

                  "LOAN DOCUMENTS" means this Agreement, each Blocked Account Agreement, each Additional Borrower Agreement, the Account Debtor Notices, the Borrowing Base Certificates, the Pledge Agreements, the Trademark Security Agreements, and all other agreements, letters of credit, notices, promissory notes, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, the Security Interest, or any other aspect of the transactions contemplated by this Agreement.

                  "LOCKBOX" means a lockbox or post office box which is subject to a Blocked Account Agreement.

                  "MAJORITY LENDERS" means at any date of determination the Lender or Lenders whose Pro Rata Share or Pro Rata Shares aggregate more than sixty-five percent (65%), as such percentage is determined under the definition of Pro Rata Share set forth herein.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on any of the following: (a) the Collateral, (b) the complete and timely repayment of the Obligations, (c) the rights of any Lender or of the Lenders' Agent under any Loan Document, (d) the Property, business, performance, operations, prospects, or condition (financial or otherwise) of all Option Care Persons, taken as a whole, or (e) without limiting the foregoing, the ability of all Option Care Persons, taken as a whole, to perform their obligations under the Loan Documents in a manner which is reasonably satisfactory to the Majority Lenders.

                  "MAXIMUM RATE" has the meaning specified in SECTION 3.3.

                  "MAXIMUM REVOLVING CREDIT LINE" has the meaning specified in clause (a) of the definition of Availability.

                  "MEDICAID" means the medical assistance program established by Title XIX of the Social Security Act.

                  "MEDICAID ACCOUNT" means an Account representing a claim payable under Medicaid.

                  "MEDICARE" means the health insurance program established by Title XVIII of the Social Security Act.

                  "MID-MONTH BORROWING BASE CERTIFICATE" means a Borrowing Base Certificate reflecting estimated information (based on good faith, reasonable estimates by the Borrowers'

         Agent) as of the fifteenth day of the month in which such Mid-Month Borrowing Base Certificate is to be delivered pursuant to SECTION 7.8.

                  "MOODY'S" means Moody's Investors Service, Inc.

                  "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in
         Section 4001(a)(3) of ERISA to which any Option Care Person or any ERISA Affiliate makes, is making, made, or was at any time during the current year or the immediately preceding six (6) years obligated to make contributions.

                  "NET AMOUNT OF ELIGIBLE ACCOUNTS" means, with respect to any Eligible Accounts, the gross amount of such Eligible Accounts less sales, excise or similar taxes, and less discounts, claims and credits at any time issued, owing, granted, outstanding, available or claimed in respect of such Eligible Accounts (including without limitation discounts, claims and allowances based on any fee schedule, discount formula, cost-based reimbursement or other adjustment or limitation required by the related Account Debtors) and disregarding interest, if any, payable by the related Account Debtors.

                  "NON-RATABLE LOAN" and "NON-RATABLE LOANS" have the meanings specified in SECTION 2.2(e).

                  "NORTHERN" means The Northern Trust Company.

                  "NOTICE OF BORROWING" means a written notice from the Borrowers' Agent to the Lenders' Agent with respect to a Borrowing.

                  "NOTICE OF CONVERSION/CONTINUATION" has the meaning specified in SECTION 3.2(b).

                  "OBLIGATIONS" means all present and future loans, advances, liabilities, obligations (monetary or otherwise), covenants, duties, and Debt owing by any Option Care Person to the Lenders' Agent or any Lender, whether or not arising under this Agreement, whether or not evidenced by any note or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment from others, and any participation by any Lender in any Option Care Person's debts owing to others), absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including, without limitation, all interest, charges, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to any Option Care Person hereunder or under another Loan Document. "OBLIGATIONS" includes, without limitation, all debts, liabilities and obligations now or hereafter owing from any Option Care Person to the Lenders' Agent or any Lender arising from or related to (i) ACH Transactions pursuant to the indemnity provided in SECTION 2.4, or (ii) any payment made by any Lender or the Lenders' Agent to a Blocked Account Bank pursuant to a Blocked Account Agreement.

                  "OFFSET RESERVE" means, with respect to all Accounts and Account Debtors (other than Self-Pay Account Debtors), the result (but not less than zero) of (a) the sum of the amounts which such Account Debtors have requested or directed any Option Care Person to pay, or as to which any such Account Debtors have notified any Option Care Person that such Account Debtors shall withhold, setoff or recoup from any Option Care Person, in respect of actual or alleged overpayments by any such Account Debtor in respect of any Account, plus (b) the aggregate amount which any Option Care Person is indebted to such Account Debtors arising from the fact that an Account Debtor, in addition to being an Account Debtor, has an additional relationship with any Option Care Person (e.g., an Option Care Person is a tenant or customer of a Person that is an Account Debtor), minus (c) the amount paid by any Option Care Person to Account Debtors described in clause (a) as a refund of the overpayments contemplated by clause (a); PROVIDED that no amount relating to a Government Account Debtor shall be included in clause (a) of this definition unless (i) such Government Account Debtor has requested payment from an Option Care Person with respect to any actual or alleged overpayment by such Government Account Debtor or (ii) such Government Account Debtor, without sending prior request for payment to an Option Care Person, is or has been withholding, setting-off or recouping from an Option Care Person in respect of any actual or alleged overpayment by such Government Account Debtor to an Option Care Person.

                  "OPERATING CASH FLOW" means, as of the last day of any fiscal quarter of Option Care, the result of: (i) EBITDA for the four consecutive fiscal quarters of Option Care ending on such last day; plus (ii) the Specified Bad Debt Expense Amount for such four fiscal quarters; less (iii) the Capital Expenditures of Option Care and its Subsidiaries during such four fiscal quarters.

                  "OPTION CARE" is defined in the preamble.

                  "OPTION CARE PERSON" means any of (a) Option Care (both individually and in its capacity as the Borrowers' Agent), (b) Option Care as a Borrower, and (c) any other Borrower, and "Option Care Persons" means, collectively, all of such Persons.

                  "OTHER CRITERIA" has the meaning set forth in the definition of Eligible Accounts.

                  "OTHER TAXES" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

                  "PARTICIPATING LENDER" means any Person that shall have been granted the right by any Lender to participate in the financing provided by such Lender under this Agreement and that shall have entered into a participation agreement in form and substance satisfactory to such Lender.

                  "PAYMENT ACCOUNT" means a bank account maintained in the name of the Lenders' Agent on terms and with a bank acceptable to the Lenders' Agent.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any Person succeeding to the functions thereof.

                  "PENSION PLAN" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which any Option Care Person or an ERISA Affiliate sponsors, maintains, or to which it makes, is making, or is obligated to make contributions or, in the case of a Multiemployer Plan, has made contributions at any time during the current year or the immediately preceding six (6) plan years.

                  "PERMITTED LIENS" means:

                  (a) Liens for taxes not yet delinquent or Liens for taxes in an amount not to exceed two hundred fifty thousand dollars ($250,000) being contested in good faith by appropriate proceedings diligently pursued, provided that a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor on the applicable Financial Statements and that a stay of enforcement of any such Lien is in effect;

                  (b) the Lenders' Agent's Liens;

                  (c) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, employees or suppliers, incurred in the ordinary course of business of any Option Care Person and not in connection with the borrowing of money, for sums not yet delinquent or which are being contested in good faith and by proper proceedings diligently pursued, provided that a reserve or other appropriate provision, if any, required by GAAP shall have been made therefor on the applicable Financial Statements and a stay of enforcement of any such Lien is in effect;

                  (d) Liens in favor of any Person if such Liens are subordinated to the Security Interest in a manner acceptable to the Lenders' Agent pursuant to an agreement, in form and substance satisfactory to the Lenders' Agent, among the Lenders' Agent, such Person and, if the Lenders' Agent so requires, one or more Option Care Persons;

                  (e) Liens arising from cash deposits in connection with workers' compensation or other unemployment insurance incurred in the ordinary course of business of an Option Care Person;

                  (f) Liens created by deposits of cash to secure performance of bids, tenders, leases (to the extent permitted under this Agreement), or trade contracts, incurred in the ordinary course of business of an Option Care Person and not in connection with the borrowing of money;

                  (g) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which has not yet expired, or in respect of which an Option Care Person is in good faith prosecuting an appeal or proceeding for a review, and in respect of which a stay of execution pending such appeal or proceeding for review has been secured; and

                  (h) purchase money security interests in equipment and liens of lessors under Capital Leases to the extent that the acquisition or lease of the underlying asset was permitted under SECTION 10.11, the security interest or lien only encumbers the asset purchased or leased, and so long as the security interest or lien only secures the purchase price of the asset.

                  "PERSON" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, limited liability company, association, corporation, Public Authority, or any other entity.

                  "PLAN" means an employee benefit plan (as defined in Section 3(3) of ERISA) which any Option Care Person or an ERISA Affiliate sponsors or maintains or to which any Option Care Person or an ERISA Affiliate makes, is making, or is obligated to make contributions and includes any Pension Plan.

                  "PLEDGE AGREEMENTS" is defined in SECTION 11.1.

                  "PREMISES" means the land identified by addresses on SCHEDULE
         9.13 together with all buildings, improvements, and fixtures thereon and all tenements, hereditaments, and appurtenances belonging or in any way appertaining thereto, and which constitutes all of the real property in which any Option Care Person has any interests on the Closing Date.

                  "PROCEEDS" means all products and proceeds of any Collateral, and all proceeds of such proceeds and products, including, without limitation, all Collections, cash and credit balances, all payments under any indemnity, warranty, or guaranty payable with respect to any Collateral, all awards for taking by eminent domain, all proceeds of fire or other insurance, and all money and other Property obtained as a result of any claims against third parties or any legal action or proceeding with respect to Collateral.

                  "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "PROPRIETARY RIGHTS" means all licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, trade names, trade styles, patent and trademark applications and licenses and rights thereunder, including without limitation those patents, trademarks and copyrights referred to on SCHEDULE 9.14, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present, and future infringement of any of the foregoing; inventions, trade secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals, and operating standards; goodwill; customer and other lists in whatever form maintained; and trade secret rights, copyright rights, rights in works of authorship, and contract rights relating to computer software programs, in whatever form created or maintained.

                  "PRO RATA SHARE" means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the sum of the amounts of all of the Lenders' Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of Obligations owed to such Lender and the denominator of which is the aggregate amount of the Obligations owed to the Lenders, in each case giving effect to a Lender's participation in Non-Ratable Loans and Lenders' Agent Advances.

                  "PUBLIC AUTHORITY" means the government of any country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or any department, agency, public corporation or other instrumentality of any of the foregoing and, without limiting the foregoing, any official, attorney, employee, agent or "ombudsman", whether elected, appointed or otherwise employed or retained, by any of the foregoing.

                  "RECEIVABLES" means all Accounts (whether or not earned by performance), including without limitation Accounts owed to any Option Care Person by any of its Subsidiaries or Affiliates, together with all interest, late charges, penalties, collection fees, and other sums which shall be due and payable in connection with any Account; proceeds of any letters of credit naming any Option Care Person as beneficiary; contract rights; chattel paper; instruments; documents; investment property; royalty fees and other payments from franchisees; general intangibles; tort claims; contract claims; choses in action; causes of action; tax refunds; tax refund claims; Reversions and other amounts payable to any Option Care Person from or with respect to any Plan; interests in or claims under any policy of insurance; and all forms of obligations owing to any Option Care Person (including, without limitation, in respect of loans, advances, and extensions of credit by any Option Care Person to its Subsidiaries and Affiliates); guarantees and other security for any of the foregoing; goods represented by or the sale, lease or delivery of which gave rise to any of the foregoing; merchandise returned to or repossessed by any Option Care Person and rights of stoppage in transit, replevin, and reclamation; and other rights or remedies of an unpaid vendor, lienor, or secured party.

         "RECORDS" means books, documents, EOBs, instruments, files and other records (including without limitation computer programs, tapes and disks) that evidence an Account or are otherwise necessary or desirable to collect an Account.

         "REFERENCE RATE" means the rate of interest publicly announced from time to time by the Bank in Charlotte, North Carolina as its "prime rate" (the "prime rate" being a rate set by the Bank based upon various factors including the Bank's costs and desired return, general economic conditions, and other factors, and is used as a reference point for pricing some loans, some of which may be priced at, above, or below such announced rate). Any changes in the prime rate announced by the Bank shall take effect on the day specified in the public announcement of such change. Each Interest Rate based upon the Reference Rate shall be adjusted simultaneously with any change in the Reference Rate.

         "REFERENCE RATE LOANS" means, collectively, the Reference Rate Revolving Loans and the Reference Rate Term Loans.

         "REFERENCE RATE REVOLVING LOAN" means a Revolving Loan during any period in which it bears interest based on the Reference Rate.

         "REFERENCE RATE TERM LOAN" means a Term Loan during any period in which it bears interest based on the Reference Rate.

         "RELEASE" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any real estate or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or real estate or other property.

         "REPORTABLE EVENT" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

         "REQUIREMENT OF LAW" means any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Public Authority.

         "RESTRICTED INVESTMENT" means any acquisition of Property by any Option Care Person or any of its Subsidiaries in exchange for cash or other Property, whether in the form of an acquisition of stock, debt security, or other indebtedness or obligation, or the purchase or acquisition of any other Property, or a loan, advance, capital contribution, or subscription, except acquisitions of the following: (a) fixed assets to be used in the business of any Option Care Person or any of its Subsidiaries, so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder; (b) goods held for sale or lease or to be used in the rendition of services by any Option Care Person and its Subsidiaries, in each case in the ordinary course of business; (c) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (d) certificates of deposit maturing within one year from the date of acquisition, bankers acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States or any state thereof having capital and surplus aggregating at least $100,000,000; and (e) commercial paper given the highest rating by S&P or Moody's and maturing not more than 270 days from the date of creation thereof. For avoidance of doubt, any acquisition by any Option Care Person of any franchise or franchisee, any interest in a franchise or a franchisee or any Property of a franchisee shall constitute a Restricted Investment.

         "REVERSIONS" means any funds which may become due to any Option Care Person in connection with the termination of any Plan or other employee benefit plan.

         "REVOLVING LOANS" has the meaning specified in SECTION 2.2 and includes each Lenders' Agent Advance and Non-Ratable Loan.

         "ROLLING 4-QUARTER TOTAL DEBT TO OPERATING CASH FLOW RATIO" means, as of any date of determination, the ratio of:

         (a) the average daily outstanding debt of Option Care on a consolidated basis, determined in accordance with GAAP, during the four consecutive fiscal quarters of Option Care ending on or prior to such date of determination, to

         (b) the sum of the Operating Cash Flow for such four consecutive fiscal quarters.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

         "SECURITY INTEREST" means the Lenders' Agent's Liens.

         "SELF-PAY ACCOUNT" means (i) the "co-pay" or "deductible" portion of an Account payable by a Self-Pay Account Debtor, or (ii) the entire Account when the entire amount is payable by a Self-Pay Account Debtor.

         "SELF-PAY ACCOUNT DEBTOR" means an individual "natural" person.

         "SETTLEMENT" has the meaning specified in SECTION 2.2(g).

         "SETTLEMENT DATE" has the meaning specified in SECTION 2.2(g).

         "SOLVENT" means when used with respect to any Person that at the time of determination:

                  (i) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including, without limitation, contingent liabilities); and

                  (ii) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; and

                  (iii) it is then able and expects to be able to pay its debts (including, without limitation, contingent debts and other commitments) as they mature; and

                  (iv) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

         For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "SPECIFIED BAD DEBT EXPENSE AMOUNT" means for any period of four consecutive fiscal quarters, the excess, if any, of (i) the amount of "bad debt expense" of Option Care and its Subsidiaries on a consolidated basis for such period over (ii) three percent (3%) of the "net revenues" of Option Care and its Subsidiaries on a consolidated basis for such period; provided that for any period of four consecutive fiscal quarters ending with the last fiscal quarter of any Fiscal Year (commencing with the Fiscal Year ending December 31, 1999), the Specified Bad Debt Expense Amount shall be zero if the "actual writeoffs" of Option Care and its Subsidiaries on a consolidated basis for such period do not exceed three percent (3%) of the "net revenues" of Option Care and its Subsidiaries on a consolidated basis for such period.

         "STATED TERMINATION DATE" has the meaning specified in SECTION 14.

         "SUBSIDIARY" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of an Option Care Person.
         "TAXES" means any and all present or future taxes, assessments, levies, imposts, impositions, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Lenders' Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by the net income of any Lender or the Lenders' Agent by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Lenders' Agent, as the case may be, is organized or maintains a lending office.

         "TERM LOAN" and "TERM LOANS" have the meanings specified in
SECTION 2.3(a).

         "TERM LOAN COMMITMENT" means fifteen million dollars ($15,000,000).

         "TERM LOAN DRAW PERIOD" means the period commencing on the Closing Date and ending on the first Anniversary Date.

         "TERMINATION FEE" means the result of (a) (x) four hundred twenty-five thousand dollars ($425,000) if this Agreement is terminated on or prior to the first Anniversary Date, and (y) two hundred eighty-seven thousand five hundred dollars ($287,500) if this Agreement is terminated after the first Anniversary Date but prior to the Stated Termination Date, less (b) without duplication, any prepayment fee received by the Lenders' Agent pursuant to Section 4.1A(b).

         "TOTAL FACILITY" has the meaning specified in SECTION 2.1.

         "TRADEMARK SECURITY AGREEMENTS" has the meaning specified in
SECTION 11.1.

         "UCC" means the Uniform Commercial Code (or any successor statute) as now or hereafter in effect in the State of Illinois or in any other state the laws of which are required to be applied in connection with the issue of perfection of security interests.

         "UNBILLED ACCOUNT" means an Account as to which an Option Care Person, to the best of its knowledge, has not submitted to the related Account Debtor (other than a Self-Pay Account Debtor) those necessary claim forms, other documentation and information required in order for such Account Debtor to make payment of such Account.

         "UNUSED LINE FEE" has the meaning specified in SECTION 3.1(c).

         "UNUSED TERM LOAN AMOUNT" means the result of (a) the Term Loan Commitment minus (b) the aggregate initial amount of all Borrowings consisting of Term Loans. Without limiting the generality of the foregoing, the Unused Term Loan Amount shall not be increased by repayments of Term Loans.

         1.2 ACCOUNTING TERMS. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.

         1.3 INTERPRETIVE PROVISIONS. (a) All other undefined terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.

         (b) Wherever appropriate in the context, terms used herein in the singular also include the plural, and VICE VERSA, and each masculine, feminine, or neuter pronoun shall also include the other genders.

         (c) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

         (d) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings.

                  (ii) The term "including" is not limiting and means "including without limitation."

                  (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

                  (e) Unless specified herein, references herein to times of day are to Chicago time.

         (f) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments, amendments and restatements and other modifications thereto, but only to the extent such amendments, amendments and restatements and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

         (g) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with its terms.

         (h) This Agreement and the other Loan Documents are the result of negotiations among, and have been reviewed by counsel to, each of the parties hereto and thereto and are the products of all parties. Accordingly, neither this Agreement nor any other Loan Document shall be construed against any Lender or against the Lenders' Agent merely because of the involvement of any Lender or the Lenders' Agent in the preparation of this Agreement or any other Loan Documents.

2.       LOANS.
2.1 TOTAL FACILITY. Subject to all of the terms and conditions of this Agreement, the Lenders severally agree to make available a total credit facility of up to forty million dollars ($40,000,000) (the "TOTAL FACILITY") for the Borrowers' use from time to time during the term of this Agreement. The Total Facility shall be comprised of: (a) revolving line of credit up to the limits of the Availability, consisting of Revolving Loans as described in SECTION 2.2; and (b) the Term Loans as described in SECTION 2.3.
2.2               REVOLVING LOANS.

(a) AMOUNTS. Subject to the satisfaction of the conditions precedent set forth in SECTION 11.1 and SECTION 11.2, as applicable, each Lender severally agrees, upon request of the Borrowers' Agent from time to time, to make revolving loans (the "REVOLVING LOANS") to the Borrowers in amounts not to exceed (except for the Bank with respect to Non-Ratable Loans and except for the Lenders' Agent with respect to Lenders' Agent's Advances) such Lender's Pro Rata Share of the Availability calculated on a consolidated basis with respect to all Option Care Persons. The Lenders, however, in their unanimous discretion, may elect, with the consent of the Borrowers' Agent, to make Revolving Loans in excess of the Availability on one or more occasions, but if they do so, neither the Lenders' Agent nor the Lenders shall be deemed thereby to have changed the limits of the Availability or to be obligated to exceed the limits of the Availability on any other occasion. If the unpaid balance of the Revolving Loans exceeds the Availability (with Availability determined for this purpose without subtracting the unpaid balance of the Revolving Loans) then any Lender may refuse to make or otherwise restrict Revolving Loans on such terms as such Lender determines until such excess has been eliminated, subject to the Lenders' Agent's authority, in its sole discretion, to make Lenders' Agent Advances. The Lenders' Agent shall charge all Revolving Loans and other Obligations of an Option Care Person to a loan account of Option Care maintained with the Lenders' Agent (and all references in this Agreement to the "loan account" of Option Care shall be references to such account). All Revolving Loans shall be requested by and advanced to the Borrowers' Agent. All fees, commissions, costs, expenses, and other charges under or pursuant to the Loan Documents, and all payments made and out-of-pocket expenses incurred by any Lender or by the Lenders' Agent pursuant to the Loan Documents, shall be charged as Revolving Loans to the loan account of Option Care as of the date due or the date paid or incurred by such Lender or by the Lenders' Agent, as the case may be.

(b)                     PROCEDURE FOR BORROWING.

                       (i) Each Borrowing of a Revolving Loan shall be made upon an irrevocable Notice of Borrowing from the Borrowers' Agent to the Lenders' Agent, which Notice of Borrowing must be received by the Lenders' Agent not later than (1) 12:00 noon,

Chicago time, three Business Days prior to the requested Funding Date in the case of LIBOR Rate Loans and (2) 12:00 noon, Chicago time, on the requested Funding Date in the case of Reference Rate Loans, specifying:

                                             (A) that the requested Loan is a
Revolving Loan;

                                             (B) the amount of such Borrowing
which, in the case of LIBOR Revolving Loans, shall be in an amount not less than one million dollars ($1,000,000) and in an integral multiple of one hundred thousand dollars ($100,000) in excess thereof;

                                             (C) the requested Funding Date,
which shall be a Business Day;

                                             (D) whether the Revolving Loans
requested are to be Reference Rate Revolving Loans or LIBOR Revolving Loans (and if not specified, it shall be deemed a request for a Reference Rate Revolving Loan); and

                                             (E) the duration of the Interest
Period if the requested Revolving Loans are to be LIBOR Revolving Loans. If such a Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of LIBOR Revolving Loans, such Interest Period shall be one month.

                                        (ii) After giving effect to any
Borrowing (whether in respect of Revolving Loans or Term Loans), there may not be more than five different Interest Periods in effect.

(c) AGENT'S ELECTION. Promptly after receipt of a Notice of Borrowing pursuant to SECTION 2.2(b), the Lenders' Agent shall elect, in its discretion, (i) to have the terms of SECTION 2.2(d) apply to such requested Borrowing, or (ii) to request the Bank to make a Non-Ratable Loan pursuant to the terms of SECTION 2.2(e) in the amount of the requested Borrowing; PROVIDED, HOWEVER, that if the Bank declines in its sole discretion to make a Non-Ratable Loan pursuant to SECTION 2.2(e), the Lenders' Agent shall elect to have the terms of SECTION 2.2(d) apply to such requested Borrowing.

(d) MAKING OF REVOLVING LOANS. (i) In the event that the Lenders' Agent shall elect to have the terms of this
SECTION 2.2(d) apply to a requested Borrowing as described in SECTION 2.2(c), then promptly after receipt of a Notice of Borrowing pursuant to SECTION 2.2(b), the Lenders' Agent shall notify the Lenders by telecopy, telephone or other similar form of transmission, of the requested Borrowing. Subject to satisfaction of the conditions set forth in SECTION 11.1 and SECTION 11.2, as applicable, each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to the Lenders' Agent in immediately available funds, to such account of the Lenders' Agent as the Lenders' Agent may designate, not later than 2:00 p.m., Chicago time, on the Funding Date applicable thereto. After the Lenders' Agent's receipt of the proceeds of such Revolving Loans, the Lenders' Agent shall make the proceeds of such Revolving Loans available to the Borrowers' Agent on the applicable Funding Date by transferring same day funds equal to the proceeds of such Revolving Loans received by the Lenders' Agent to the account of the Borrowers' Agent, designated in writing by the Borrowers' Agent to the Lenders' Agent and acceptable to the Lenders' Agent; PROVIDED, HOWEVER, that the amount of Revolving Loans so made on any date shall in no event exceed the Availability on such date.

                                        (ii) Unless the Lenders' Agent
receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender shall not make available as and when required hereunder to the Lenders' Agent the amount of that Lender's Pro Rata Share of such Borrowing, the Lenders' Agent may assume that each Lender has made such amount available to the Lenders' Agent in immediately available funds on the Funding Date and the Lenders' Agent may (but shall not be so required), in reliance upon such assumption, make available to the Borrowers' Agent on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount in respect of a Revolving Loan available to the Lenders' Agent in immediately available funds and the Lenders' Agent in such circumstances has made available to the Borrowers' Agent such amount, that Lender shall on the Business Day following such Funding Date make such amount available to the Lenders' Agent, together with interest at the Federal Funds Rate for each day during such period. A notice by the Lenders' Agent submitted to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Lenders' Agent shall constitute such Lender's Revolving Loan for all purposes of this Agreement. If such amount is not made available to the Lenders' Agent on the Business Day following the Funding Date, the Lenders' Agent shall notify the Borrowers' Agent of such failure to fund and, upon demand by the Lenders' Agent, the Borrowers' Agent shall pay such amount to the Lenders' Agent for the Lenders' Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the Interest Rate applicable at the time to the Revolving Loans comprising such Borrowing. The failure of any Lender to make any Revolving Loan on any Funding Date shall not relieve any other Lender of any obligation hereunder to make a Revolving Loan on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Revolving Loan to be made by such other Lender on any Funding Date.

(e) MAKING OF NON-RATABLE LOANS. (i) In the event the Lenders' Agent shall elect, with the consent of the Bank, to have the terms of this SECTION 2.2(e) apply to a requested Borrowing as described in SECTION 2.2(d), the Bank shall make a Revolving Loan in the amount of such Borrowing (any such Revolving Loan made solely by the Bank pursuant to this SECTION 2.2(e) being referred to as a "NON-RATABLE LOAN" and such Revolving Loans being referred to collectively as "NON-RATABLE LOANS") on the Funding Date applicable thereto by transferring same day funds to an account of the Borrowers' Agent, designated in writing by the Borrowers' Agent and acceptable to the Lenders' Agent. Each Non-Ratable Loan shall be subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to the Bank solely for its own account (and for the account of the holder of any participation interest with respect to such Revolving Loan). The Lenders' Agent shall not request the Bank to make any Non-Ratable Loan if (A) the Lenders' Agent shall have received written notice from any Lender that one or more of the applicable conditions precedent set forth in SECTION 11.1 or SECTION 11.2, as applicable, shall not be satisfied on the requested Funding Date for the applicable Borrowing, or (B) the requested Borrowing would exceed the Availability on such Funding Date. The Lenders' Agent shall not otherwise be required to determine whether the applicable conditions precedent set forth in SECTION 11.1 or SECTION 11.2, as the case may be, have been satisfied or the requested Borrowing would exceed the Availability on the Funding Date applicable thereto prior to making, in its sole discretion, any Non-Ratable Loan.

                                        (ii) The Non-Ratable Loans shall be
secured by the Lenders' Agent's Liens in and to the Collateral, shall constitute Revolving Loans and Obligations hereunder, and shall bear interest at the rate applicable to the Revolving Loans from time to time.

(f) LENDERS' AGENT ADVANCES. (i) Subject to the limitations set forth in the provisos contained in this SECTION 2.2(f), the Lenders' Agent is hereby authorized by the Option Care Persons and the Lenders, from time to time in the Lenders' Agent's sole discretion,
(A) after the occurrence of a Default or an Event of Default, or (B) at any time that any of the other applicable conditions precedent set forth in
SECTION 11.1 or SECTION 11.2, as the case may be, have not been satisfied, to make Reference Rate Revolving Loans to the Borrowers on behalf of the Lenders which the Lenders' Agent, in its reasonable business judgment, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, (2) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (3) to pay any other amount chargeable to any Option Care Person pursuant to the terms of this Agreement, including costs, fees and expenses as described in SECTION 15.9 (any of the advances described in this SECTION 2.2(f) being hereinafter referred to as "LENDERS' AGENT ADVANCES").

                                        (ii) The Lenders' Agent Advances
shall be repayable on demand and secured by the Lenders' Agent's Liens in and to the Collateral, shall constitute Revolving Loans and Obligations hereunder, and shall bear interest at the rate applicable to Reference Rate Revolving Loans from time to time. The Lenders' Agent shall notify each Lender in writing of each such Lenders' Agent Advance.

(g) SETTLEMENT. It is agreed that each Lender's funded portion of the Revolving Loans is intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Lenders' Agent, the Bank, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by any Option Care Person) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, the Non-Ratable Loans and the Lenders' Agent Advances shall take place on a periodic basis in accordance with the following provisions:

                                        (i) The Lenders' Agent shall request
settlement ("SETTLEMENT") with the Lenders on at least a weekly basis, or on a more frequent basis if so determined by the Lenders' Agent, (A) on behalf of the Bank, with respect to each outstanding Non-Ratable Loan, (B) for itself, with respect to each Lenders' Agent Advance, and (C) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy, telephone or other similar form of transmission, of such requested Settlement, no later than 2:00 p.m. (Chicago time) on the date of such requested Settlement (the "SETTLEMENT DATE"). Each Lender (other than the Bank, in the case of Non-Ratable Loans and the Lenders' Agent in the case of Lenders' Agent Advances) shall make the amount of such Lender's Pro Rata Share of the outstanding principal amount of the Non-Ratable Loans and Lenders' Agent Advances with respect to which Settlement is requested available to the Lenders' Agent, to such account of the Lenders' Agent as the Lenders' Agent may designate, not later than 3:00 p.m. (Chicago time), on the Settlement Date applicable thereto, which may occur before or after the occurrence or during the continuation of a Default or an Event of Default and whether or not the applicable conditions precedent set forth in SECTION 11.1 or SECTION 11.2, as the case may be, have then been satisfied. Such amounts made available to the Lenders' Agent shall be applied against the amounts of the applicable Non-Ratable Loan or Lenders' Agent Advance and, together with the portion of such Non-Ratable Loan or Lenders' Agent Advance representing the Bank's Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders. If any such amount is not made available to the Lenders' Agent by any Lender on the Settlement Date applicable thereto, the Lenders' Agent shall (A) on behalf of the Bank, with respect to each outstanding Non-Ratable Loan, and (B) for itself, with respect to each Lenders' Agent Advance be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after the Settlement Date and thereafter at the Interest Rate then applicable to the Revolving Loans.

                                        (ii) Notwithstanding the foregoing,
not more than one (1) Business Day after demand is made by the Lenders' Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Lenders' Agent has requested a Settlement with respect to a Non-Ratable Loan or Lenders' Agent Advance), each other Lender
(A) shall irrevocably and unconditionally purchase and receive from the Bank or the Lenders' Agent, as applicable, without recourse or warranty, an undivided interest and participation in such Non-Ratable Loan or Lenders' Agent Advance equal to such Lender's Pro Rata Share of such Non-Ratable Loan or Lenders' Agent Advance and (B) if Settlement has not previously occurred with respect to such Non-Ratable Loans or Lenders' Agent Advances, upon demand by the Bank or the Lenders' Agent, as applicable, shall pay to the Bank or the Lenders' Agent, as applicable, as the purchase price of such participation an amount equal to one hundred percent (100%) of such Lender's Pro Rata Share of such Non-Ratable Loans or Lenders' Agent Advances. If such amount is not in fact made available to the Lenders' Agent by any Lender, the Lenders' Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after such demand and thereafter at the Interest Rate then applicable to Reference Rate Revolving Loans.

                                        (iii) From and after the date, if
any, on which any Lender purchases an undivided interest and participation in any Non-Ratable Loan or Lenders' Agent Advance pursuant to clause (ii) above, the Lenders' Agent shall promptly distribute to such Lender such Lender's Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Lenders' Agent in respect of such Non-Ratable Loan or Lenders' Agent Advance.

                                        (iv) Between Settlement Dates, the
Lenders' Agent, to the extent no Lenders' Agent Advances are outstanding, may pay over to the Bank any payments received by the Lenders' Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to the Bank's Revolving Loans including Non-Ratable Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to the Bank's Revolving Loans (other than to Non-Ratable Loans or Lenders' Agent Advances in which such Lender has not yet funded its purchase of a participation pursuant to clause (ii) above), as provided for in the previous sentence, the Bank shall pay to the Lenders' Agent for the account of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, the Bank with respect to Non-Ratable Loans, the Lenders' Agent with respect to Lenders' Agent Advances, and each Lender with respect to the Revolving Loans other than Non-Ratable Loans and Lenders' Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by the Bank, the Lenders' Agent and the other Lenders.

(h) NOTATION. The Lenders' Agent shall record on its books the principal amount of the Revolving Loans owing to each Lender, including the Non-Ratable Loans owing to the Bank, and the Lenders' Agent Advances owing to the Lenders' Agent, from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Revolving Loans in its books and records, including computer records, such books and records constituting presumptive evidence, absent manifest error, of the accuracy of the information contained therein. Failure by any Lender or the Lenders' Agent to make any such recordation or notation shall not affect the obligations of any Option Care Person under this Agreement or under any other Loan Document.

(i) LENDERS' FAILURE TO PERFORM. All Revolving Loans (other than Non-Ratable Loans and Lenders' Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, (ii) no failure by any Lender to perform its obligation to make any Revolving Loans hereunder shall excuse any other Lender from its obligation to make any Revolving Loans hereunder, and (iii) the obligations of each Lender hereunder shall be several, not joint and several.

2.3                               TERM LOANS.

(a) AMOUNTS. Subject to the satisfaction of the conditions precedent set forth in SECTION 11.1 and SECTION 11.2, as applicable, each Lender severally agrees to make term loans (any such term loan being referred to as a "TERM LOAN" and such term loans being referred to collectively as the "TERM LOANS") to the Borrowers, in an amount equal to such Lender's Pro Rata Share of the Unused Term Loan Amount.

(b)                                     PROCEDURE FOR BORROWING.

                                        (i) Each Borrowing of a Term Loan
shall be made upon an irrevocable Notice of Borrowing from the Borrowers' Agent to the Lenders' Agent, which notice must be received by the Lenders' Agent not later than (1) 12:00 noon, Chicago time, three Business Days prior to the requested Funding Date in the case of LIBOR Rate Loans and (2) 12:00 noon, Chicago time, on the requested Funding Date in the case of Reference Rate Loans, specifying:

                                            (A) that the requested Loan is a
Term Loan;

                                            (B) the amount of such Borrowing
which, in the case of LIBOR Term Loans, shall be in an amount not less than five hundred thousand dollars ($500,000) and in an integral multiple of one hundred thousand dollars ($100,000) in excess thereof;

                                            (C) the requested Funding Date,
which shall be a Business Day;

                                            (D) whether the Term Loans
requested are to be Reference Rate Term Loans or LIBOR Term Loans (and if not specified, it shall be deemed a request for a Reference Rate Term Loan); and

                                            (E) the duration of the Interest
Period if the requested Term Loans are to be LIBOR Term Loans. If such a Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of LIBOR Term Loans, such Interest Period shall be one month.

                                        (ii) After giving effect to any
Borrowing (whether in respect of Term Loans or Revolving Loans), there may not be more than five different Interest Periods in effect.

(c) MAKING OF TERM LOANS. (i) Promptly after receipt of a Notice of
Borrowing pursuant to SECTION 2.3(b), the Lenders' Agent shall notify the Lenders by telecopy, telephone or other similar form of transmission, of the requested Borrowing. Subject to satisfaction of the conditions precedent set forth in SECTION 11.1 and SECTION 11.2, as applicable, each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to the Lenders' Agent in immediately available funds, to such account of the Lenders' Agent as the Lenders' Agent may designate, not later than 2:00 p.m., Chicago time, on the Funding Date applicable thereto. After the Lenders' Agent's receipt of the proceeds of such Term Loans, the Lenders' Agent shall make the proceeds of such Term Loans available to the Borrowers' Agent on the applicable Funding Date by transferring same day funds equal to the proceeds of such Term Loans received by the Lenders' Agent to the account of the Borrowers' Agent, designated in writing by the Borrowers' Agent to the Lenders' Agent and acceptable to the Lenders' Agent; PROVIDED, HOWEVER, that the amount of Term Loans so made on any date shall in no event exceed the Unused Term Loan Amount on such date.

         (ii) Unless the Lenders' Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender shall not make available as and when required hereunder to the Lenders' Agent the amount of that Lender's Pro Rata Share of such Borrowing, the Lenders' Agent may assume that each Lender has made such amount available to the Lenders' Agent in immediately available funds on the Funding Date and the Lenders' Agent may (but shall not be so required), in reliance upon such assumption, make available to the Borrowers' Agent on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount in respect of a Term Loan available to the Lenders' Agent in immediately available funds and the Lenders' Agent in such circumstances has made available to the Borrowers' Agent such amount, that Lender shall on the Business Day following such Funding Date make such amount available to the Lenders' Agent, together with interest at the Federal Funds Rate for each day during such period. A notice by the Lenders' Agent submitted to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Lenders' Agent shall constitute such Lender's Term Loan for all purposes of this Agreement. If such amount is not made available to the Lenders' Agent on the Business Day following the Funding Date, the Lenders' Agent shall notify the Borrowers' Agent of such failure to fund and, upon demand by the Lenders' Agent, the Borrowers' Agent shall pay such amount to the Lenders' Agent for the Lenders' Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the Interest Rate applicable at the time to the Term Loans comprising such Borrowing. The failure of any Lender to make any Term Loan on any Funding Date shall not relieve any other Lender of any obligation hereunder to make a Term Loan on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Term Loan to be made by such other Lender on any Funding Date.

(d) NOTATION. The Lenders' Agent shall record on its books the principal amount of the Term Loans owing to each Lender, from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Term Loans in its books and records, including computer records, such books and records constituting presumptive evidence, absent manifest error, of the accuracy of the information contained therein. Failure by any Lender or the Lenders' Agent to make any such recordation or notation shall not affect the obligations of any Option Care Person under this Agreement or any of the other Loan Documents.

(e) LENDERS' FAILURE TO PERFORM. All Term Loans shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Term Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Term Loans hereunder,
(ii) no failure by any Lender to perform its obligation to make any Term Loans hereunder shall excuse any other Lender from its obligation to make any Term Loans hereunder, and (iii) the obligations of each Lender hereunder shall be several, not joint and several.

2.4 AUTOMATED CLEARING HOUSE TRANSFERS. Each Borrower may request and the Lenders' Agent may, in its sole and absolute discretion, arrange for such Borrower to obtain from the Bank ACH Transactions. Each Borrower agrees to indemnify and hold the Lenders' Agent harmless from any and all obligations now or hereafter owing by the Lenders' Agent to the Bank arising from or related to such ACH Transactions pursuant to the indemnity referred to in clause (c) below. Each Borrower agrees to pay the Bank all amounts owing to the Bank pursuant to ACH Transactions. In the event any Borrower shall not have paid to the Bank such amounts, the Lenders' Agent shall pay such amounts to the Bank and such amounts when paid by the Lenders' Agent shall constitute a Revolving Loan which shall be deemed to have been requested by the Borrowers' Agent. Each Borrower acknowledges and agrees that the obtaining of ACH Transactions from the Bank (a) is in the sole and absolute discretion of the Bank, (b) is subject to all rules and regulations of the Bank, and (c) is due to the Bank relying on the indemnity of the Lenders' Agent to the Bank with respect to obligations of such Borrower to the Bank in connection with the ACH Transactions.

2.5 THE BORROWERS' AGENT.

(a) Each Borrower hereby irrevocably appoints, designates and authorizes Option Care as the agent and attorney-in-fact of such Borrower (Option Care, in such capacity for all of the Borrowers, being referred to as the "BORROWERS' AGENT") to give and receive notices, statements, requests and instructions on such Borrower's behalf under this Agreement and any other Loan Document and otherwise communicate on such Borrower's behalf with the Lenders' Agent, and, without limiting the foregoing, to take such action on such Borrower's behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are delegated to the Borrowers' Agent by the terms of this Agreement or any other Loan Document, together with such powers as are incidental thereto. Option Care hereby accepts such appointment, designation and authorization.

(b) Without limiting the foregoing, the Lenders' Agent may give notices, statements, requests and instructions to any Borrower through the Borrowers' Agent and may accept and act upon any notices, statements, requests and instructions given by the Borrowers' Agent, and each such notice, statement, request and instruction shall be binding upon the Borrowers. Notwithstanding such appointment, designation, and authorization, the Lenders' Agent may also deal directly with, and give and receive notices, statements, requests and instructions to and from, any Borrower, provided that the Lenders' Agent shall promptly give notice of any such communications with any Borrower to the Borrowers' Agent. Any communications transmitted by the Lenders' Agent to a Borrower shall be sent to such Borrower in care of Option Care at the address of Option Care determined in accordance with SECTION 15.10. If conflicting instructions are received from an Option Care Person and from the Borrowers' Agent, the notice, statement, request or instruction of the Borrowers' Agent shall prevail.

(c) The Borrowers' Agent may execute any of its duties under this Agreement or any other Loan Document by or through any of, but none other than, its Chief Executive Officer, Chief Financial Officer or Secretary. Notwithstanding the foregoing, but subject to the conditions specified in the proviso to this sentence, the Borrowers' Agent may authorize other agents, officers or employees of the Borrowers' Agent (such other agents, officers or employees being referred to collectively as the "ADDITIONAL AUTHORIZED INDIVIDUALS" and individually as an "ADDITIONAL AUTHORIZED INDIVIDUAL") to sign and submit a Notice of Borrowing or sign and submit a Notice of Conversion/Continuation; provided that no Person shall be considered to be an Additional Authorized Individual unless the Lenders' Agent shall have received (i) a written list of such Additional Authorized Individuals and their respective signatures, and the Lenders' Agent shall have acknowledged receipt of such list in writing, and (ii) a resolution of the board of directors of the Borrowers' Agent specifically identifying such Additional Authorized Individuals or authorizing one or more officers of the Borrowers' Agent to designate Additional Authorized Individuals, it being understood and agreed that the list and resolutions described in clauses (i) and
(ii) shall be in form and substance reasonably satisfactory to the Lenders' Agent and shall be certified by the Secretary of the Borrowers' Agent pursuant to a certificate which is in form and substance reasonably satisfactory to the Lenders' Agent.

(d) The Borrowers' Agent shall promptly forward to (i) the Lenders and the Lender' Agent and (ii) the Borrowers, as appropriate, all notices, documents, certificates, financial statements and reports received by it in the performance of its duties hereunder.

(e) The Borrowers' Agent shall perform its duties hereunder and under the other Loan Documents on behalf of the Borrowers. All actions of the Borrowers' Agent shall in each case bind all the Borrowers, whether or not any such action has been duly authorized by such Borrowers.

2.6 DEFAULTING LENDER. The Lenders' Agent shall not be obligated to transfer to a Defaulting Lender any payments made by any Option Care Person to the Lenders' Agent for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Lenders' Agent. With respect to payments on Revolving Loans, the Lenders' Agent may hold and, in its discretion, re-lend to the Borrowers the amount of all such payments received or retained by it for the account of such Defaulting
Lender. Any amounts so re-lent to the Borrowers shall bear interest at the rate applicable to Reference Rate Revolving Loans and for all other purposes of this Agreement shall be treated as if they were Revolving Loans. Notwithstanding any other part of this Agreement, for purposes of voting or consenting to matters with respect to the Loan Documents and determining Pro Rata Shares, a Defaulting Lender shall be deemed not to be a "Lender". Until a Defaulting Lender cures its failure to fund its Pro Rata Share of any Borrowing (A) such Defaulting Lender shall not be entitled to any portion of the Unused Line Fee and (B) the Unused Line Fee shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of the applicable requested Borrowing and shall be allocated among such performing Lenders ratably based upon their relative Commitments. This Section shall remain effective with respect to such Lender until such time as the Defaulting
Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by any Option Care Person of its duties and obligations hereunder.

3.       INTEREST AND OTHER CHARGES.

3.1 INTEREST.

(a) All Obligations shall bear interest on the unpaid principal amount thereof from the date made until paid in full in cash at a rate determined by reference to the Reference Rate or the LIBOR Rate and SECTIONS 3.1(a)(i), (ii), (iii) or
(iv), as applicable, but not to exceed the Maximum Rate. Subject to the provisions of SECTION 3.2, any of the Loans may be converted into, or continued as, Reference Rate Loans or LIBOR Rate Loans in the manner provided in SECTION
3.2. If at any time Loans are outstanding with respect to which notice has not been delivered to the Lenders' Agent in accordance with the terms of this Agreement specifying the basis for determining the interest rate applicable thereto, then those Loans shall be Reference Rate Loans and shall bear interest at a rate determined by reference to the Reference Rate until notice to the contrary has been given to the Lenders' Agent in accordance with this Agreement and such notice has become effective. Except as otherwise provided herein, the Obligations shall bear interest as follows:

                                    (i) For all Obligations (other than LIBOR
Revolving Loans, LIBOR Term Loans and Reference Rate Term Loans), at a fluctuating per annum rate equal to the Reference Rate;

                                    (ii) For all LIBOR Revolving Loans, at a
per annum rate equal to the LIBOR Rate determined for the applicable Interest Period PLUS two and one-eighth percent (2.125%);

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

                                    (iii) For all LIBOR Term Loans, at a per
annum rate equal to the LIBOR Rate determined for the applicable Interest Period PLUS the Applicable LIBOR Term Loan Margin; and

                                    (iv) For all Reference Rate Term Loans,
at a fluctuating per annum rate equal to the Reference Rate PLUS one percent
(1%).

           Each change in the Reference Rate shall be reflected in the interest rate described in clauses (i) and (iv) above as of the effective date of such change. All interest charges in respect of the Obligations shall be computed on the basis of a year of three hundred sixty (360) days and actual days elapsed. All interest on the Obligations shall be payable to the Lenders on the first day of each month hereafter, and, with respect to a LIBOR Rate Loan, on the last day of each Interest Period relating thereto.

(b) If any Event of Default occurs, then, from the date such Event of Default occurs until it is cured or waived, or if not cured or waived until all Obligations are paid and performed in full, then the Borrowers shall pay interest on the unpaid Obligations at a per annum rate two percent (2%) greater than the rate of interest otherwise specified herein.

(c) UNUSED LINE FEE. For every month during the term of this Agreement, the Borrowers shall pay the Lenders' Agent, for the account of the Lenders, in accordance with their Pro Rata Shares, a fee (the "UNUSED LINE FEE") in an amount equal to one-quarter of one percent (0.25%) per annum, MULTIPLIED BY the average daily amount by which the Maximum Revolving Credit Line exceeds the average daily outstanding amount of Revolving Loans during such month, with the outstanding amount of Revolving Loans calculated for this purpose by applying payments immediately upon receipt. Such a fee, if any, shall be calculated on the basis of a year of three hundred sixty (360) days and actual days elapsed, and shall be payable to the Lenders on the first day of each month and on the termination of this Agreement, in each case, with respect to the prior month or portion thereof.

3.2      CONVERSION AND CONTINUATION ELECTIONS.

(a) The Borrowers' Agent may, upon irrevocable written notice to the Lenders and the Lenders' Agent in accordance with SUBSECTION 3.2(b):

                                    (i) elect, as of any Business Day, in the
         case of Reference Rate Revolving Loans to convert any such Loans (or any part thereof) in an amount that is not less than one million dollars ($1,000,000), or that is in an integral multiple of one hundred thousand dollars ($100,000) in excess thereof, into LIBOR Revolving Loans; or

                                    (ii) elect, as of the last day of the
         applicable Interest Period, to continue any LIBOR Revolving Loans having Interest Periods expiring on such day (or any part thereof) in an amount that is not less than one million dollars ($1,000,000), or

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

         that is in an integral multiple of one hundred thousand dollars ($100,000) in excess thereof;

PROVIDED, that if at any time the aggregate amount of LIBOR Revolving Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than two million five hundred thousand dollars ($2,500,000), such LIBOR Revolving Loans shall automatically convert into Reference Rate Revolving Loans, and on and after such date the right of the Borrowers' Agent to continue such Loans as, and convert such Loans into, LIBOR Revolving Loans, as the case may be, shall terminate.

                     The Borrowers' Agent may, upon irrevocable written notice to the Lenders and the Lenders' Agent in accordance with SUBSECTION 3.2(b):

                                    (i) elect, as of any Business Day, in the
         case of Reference Rate Term Loans to convert any such Loans (or any part thereof) (A) during the Term Loan Draw Period, in an amount that is not less than five hundred thousand dollars ($500,000) or that is an integral multiple of one hundred thousand dollars ($100,000) in excess thereof, and (B) after the Term Loan Draw Period, in an amount that is not less than one million dollars ($1,000,000) or that is an integral multiple of one hundred thousand dollars ($100,000) in excess thereof, into LIBOR Term Loans; or

                                    (ii) elect, as of the last day of the
         applicable Interest Period, to continue any LIBOR Term Loans having Interest Periods expiring on such day (or any part thereof) (A) during the Term Loan Draw Period, in an amount that is not less than five hundred thousand dollars ($500,000) or that is an integral multiple of one hundred thousand dollars ($100,000) in excess thereof, and (B) after the Term Loan Draw Period, in an amount that is not less than one million dollars ($1,000,000) or that is an integral multiple of one hundred thousand dollars ($100,000) in excess thereof;

PROVIDED, that if at any time the aggregate amount of LIBOR Term Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than (A) five hundred thousand dollars ($500,000) during the Term Loan Draw Period, and (B) one million dollars ($1,000,000) after the Term Loan Draw Period, such LIBOR Term Loans shall automatically convert into Reference Rate Term Loans, and on and after such date the right of the Borrowers' Agent to continue such Loans as, and convert such Loans into, LIBOR Term Loans, as the case may be, shall terminate.

(b) The Borrowers' Agent shall deliver a written notice of conversion or continuation ("NOTICE OF CONVERSION/CONTINUATION") to be received by the Lenders and the Lenders' Agent not later than 12:00 noon, Chicago time, at least three Business Days in advance of the date of conversion or continuation (the "CONVERSION/CONTINUATION DATE"), if the Loans are to be converted into or continued as LIBOR Rate Loans and specifying:

                          (A)      the proposed Conversion/Continuation Date;

                          (B)      the aggregate amount of Loans to be
converted or continued;

                          (C)      the type of Loans resulting from the
proposed conversion or continuation; and

                          (D)      the duration of the requested Interest
Period, PROVIDED, HOWEVER, the Borrowers' Agent may not select an Interest Period with respect to any portion of the LIBOR Term Loans which extends beyond an installment payment date for the LIBOR Term Loans unless, after giving effect to such election, the portion of the LIBOR Term Loans subject to Interest Periods ending prior to such installment payment date is equal to or greater than the principal due on such installment payment date.

(c) If upon the expiration of any Interest Period applicable to LIBOR Rate Loans, the Borrowers' Agent has failed to select timely a new Interest Period to be applicable to LIBOR Rate Loans or if any Event or Event of Default then exists, the Borrowers' Agent shall be deemed to have elected to convert such LIBOR Rate Loans into Reference Rate Loans effective as of the expiration date of such Interest Period.

(d) All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

(e) During the existence of an Event, the Majority Lenders shall have the right to decline to permit a Loan to be converted into or continued as a LIBOR Rate Loan. During the existence of an Event of Default, the Borrowers' Agent shall not elect to have a Loan converted into or continued as a LIBOR Rate Loan.

(f) After giving effect to any conversion or continuation of Loans (whether Term Loans or Revolving Loans), there may not be more than five different Interest Periods in effect.

3.3 MAXIMUM INTEREST RATE. In no event shall any interest rate provided for hereunder exceed the maximum rate permissible for corporate borrowers under applicable law for loans of the type provided for hereunder (the "MAXIMUM RATE"). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this SECTION 3.3, have been paid or accrued if the interest rates otherwise set forth in this Agreement had at all times been in effect, then the Borrowers shall, to the extent permitted by applicable law, pay the Lenders' Agent, for the account of the Lenders, an amount equal to the excess of (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rates otherwise set forth in this Agreement, at all times, been in effect over (b) the amount of interest actually paid or accrued under this Agreement. In the event that a court determines that the Lenders' Agent or any Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, in the inverse order of maturity, and if there are no Obligations outstanding, the Lenders' Agent or such Lender shall refund to the applicable Borrowers such excess.

3.4 FACILITY FEE. The Borrowers shall pay the Lenders' Agent on the Closing Date, for the account of the Lenders, in accordance with their respective Pro Rata Shares, a facility fee in the amount of one hundred fifty thousand hundred dollars ($150,000) (the "FACILITY FEE"), less twenty-five thousand dollars ($25,000) previously paid as a commitment fee by Option Care in respect thereof pursuant to the letter dated May 3, 2000 from Banc of America Commercial Finance Corporation to Option Care.

4.       PAYMENTS AND PREPAYMENTS.

4.1 REVOLVING LOANS. The Borrowers shall repay the outstanding principal balance of the Revolving Loans, plus all accrued but unpaid interest thereon, upon the termination of this Agreement for any reason. In addition, and without limiting the generality of the foregoing, the Borrowers shall pay to the Lenders' Agent, for the account of the Lenders, on demand, the amount by which the unpaid principal balance of the Revolving Loans at any time exceeds the Availability at such time (determined for this purpose as if the amount of the Revolving Loans were zero) regardless of whether any Lender elected to make Revolving Loans in excess of the Availability; provided that if the unpaid principal balance of the Revolving Loans so exceeds the Availability solely because the Lenders' Agent established Other Criteria, then the Borrowers shall pay to the Lenders' Agent, within two days after demand by the Lenders' Agent, the amount of such excess.

          4.1A  TERM LOANS.

(a) The Borrowers shall repay the outstanding principal balance of the Term Loans in equal quarterly installments of principal, based on a four (4) year amortization schedule. The first installment payment of principal on the Term Loans shall be due on the first day of the first month following the month in which the Term Loan Draw Period ends, with further installment payments being due on the first day of each third month thereafter, with a final balloon payment of the remaining outstanding principal of the Term Loans being due on the Stated Termination Date.

(b) The Borrowers may prepay the principal of the Term Loans in whole or in part, at any time and from time to time upon (a) at least five (5) Business Days' prior

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

written notice to the Lenders' Agent and the Lenders, and (b) payment of, with respect to any LIBOR Term Loans to be prepaid prior to the expiration date of the Interest Period applicable thereto, the amounts described in
SECTION 6.4. All voluntary prepayments of the principal of the Term Loans shall be accompanied by the payment of all accrued but unpaid interest on the Term Loans to the date of prepayment. Any voluntary prepayment under this Section of less than all of the outstanding principal of the Term Loans shall be applied to the installments of principal of the Term Loans in the inverse order of maturity. Amounts paid or prepaid in respect of the Term Loans may not be reborrowed. If the date of any prepayment of a Term Loan occurs on or prior to the first Anniversary Date, the Borrowers shall pay the Lenders' Agent, for the account of the Lenders based on their Pro Rata Shares, an early prepayment fee equal to two percent (2%) of the amount of such prepayment. If the date of any prepayment of a Term Loan occurs after the first Anniversary Date, the Borrowers shall pay to the Lenders' Agent, for the account of the Lenders based on their Pro Rata Shares, an early prepayment fee equal to one and one-half percent (1.5%) of the amount of such prepayment.

(c) The Borrowers shall repay the entire unpaid principal balance of the Term Loans, and all accrued but unpaid interest thereon, on the Stated Termination Date. In connection with any such repayment, if any LIBOR Term Loans are prepaid prior to the expiration date of the Interest Period applicable thereto, the Borrowers shall pay to the Lenders the amounts described in SECTION 6.4.

4.2      PLACE AND FORM OF PAYMENTS; EXTENSION OF TIME.

(a) All payments of principal, interest, and other sums due to any Lender or the Lenders' Agent shall be made in Dollars (without setoff, recoupment or counterclaim) at such Person's address determined in accordance with SECTION 15.10 (except for payments to be made to the Lenders' Agent for the account of the Lenders, which shall be made to the Lenders' Agent at the Lenders' Agent's address so determined). Except for Proceeds received directly by the Lenders' Agent, all such payments shall be made in immediately available funds.

(b) Upon the Lenders' Agent's receipt of funds that are payable to a Lender, the Lenders' Agent shall promptly distribute to such Lender, pursuant to the applicable wire transfer instructions received from such Lender in writing, such funds as such Lender may be entitled to receive, subject to a Settlement delay as provided for in SECTION 2.2(g).

(c)                   Payments applied to Loans in accordance with SECTION
4.3 shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders.

(d) If any payment of principal, interest, or other sum to be made hereunder becomes due and payable on a day other than a Business Day, the due date of such payment shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable interest rate during such extension.

(e) Unless the Lenders' Agent receives notice from the Borrowers' Agent prior to the date on which any payment is due to the Lenders that the Borrowers' Agent will not make such payment in full as and when required, the Lenders' Agent may assume that the Borrowers' Agent has made such payment in full to the Lenders' Agent on such date in immediately available funds and the Lenders' Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers' Agent has not made such payment in full to the Lenders' Agent, each Lender shall repay to the Lenders' Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

4.3 APPLICATION AND REVERSAL OF PAYMENTS. The Lenders' Agent shall determine in its sole discretion the order and manner in which Proceeds of Collateral and other payments that the Lenders' Agent receives are applied to the Loans, interest thereon, and the other Obligations, and each Lender and each Option Care Person hereby irrevocably waives the right to direct the application of any such Proceeds or payments. The Lenders' Agent shall have the continuing and exclusive right to apply and reverse and reapply any and all such Proceeds and payments to any portion of the Obligations.

4.4 INDEMNITY FOR RETURNED PAYMENTS. IF AFTER RECEIPT OF ANY PAYMENT WHICH IS APPLIED TO THE PAYMENT OF ALL OR ANY PART OF THE OBLIGATIONS, ANY LENDER OR THE LENDERS' AGENT IS FOR ANY REASON COMPELLED TO SURRENDER SUCH PAYMENT TO ANY PERSON BECAUSE SUCH PAYMENT IS INVALIDATED, DECLARED FRAUDULENT, SET ASIDE, DETERMINED TO BE VOID OR VOIDABLE AS A PREFERENCE, IMPERMISSIBLE SETOFF, OR A DIVERSION OF TRUST FUNDS, OR FOR ANY OTHER REASON, THEN: THE OBLIGATIONS OR PART THEREOF INTENDED TO BE SATISFIED SHALL BE REVIVED AND CONTINUE AND THIS AGREEMENT SHALL CONTINUE IN FULL FORCE AS IF SUCH PAYMENT HAD NOT BEEN RECEIVED BY ANY LENDER OR THE LENDERS' AGENT AND EACH OPTION CARE PERSON SHALL BE LIABLE TO PAY TO EACH LENDER AND THE LENDERS' AGENT AND HEREBY DOES INDEMNIFY EACH LENDER AND THE LENDERS' AGENT AND HOLD EACH LENDER AND THE LENDERS' AGENT HARMLESS FOR THE AMOUNT OF SUCH PAYMENT SURRENDERED. The provisions of this SECTION 4.4 shall be and remain effective notwithstanding any contrary action which may have been taken by any Lender or the Lenders' Agent in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the rights of the Lenders and the Lenders' Agent under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable. The provisions of this SECTION 4.4 shall survive the termination of this Agreement.

5. BOOKS AND RECORDS; MONTHLY STATEMENTS. Each Option Care Person agrees that the books and records of each Lender and the Lenders' Agent showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute evidence thereof

(absent manifest error), irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Lenders' Agent shall provide to the Borrowers' Agent a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on the Option Care Persons and as an account stated (except for reversals and reapplications of payments made as provided in SECTION 4.3 and corrections of errors discovered by the Lenders' Agent), unless the Borrowers' Agent notifies the Lenders' Agent in writing to the contrary within sixty (60) days after such statement is given to the Borrowers' Agent. In the event a timely written notice of objections is given by the Borrowers' Agent, only the items to which exception is expressly made shall be considered to be disputed by the Option Care Persons.

6.       TAXES, YIELD PROTECTION AND ILLEGALITY.

6.1              TAXES.
(a) Any and all payments by any Option Care Person to each Lender and to the Lenders' Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Option Care Persons shall pay all Other Taxes.

(b) Each Option Care Person agrees to indemnify and hold harmless each Lender and the Lenders' Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by any Lender or the Lenders' Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. A Lender or the Lenders' Agent shall make payments of Other Taxes only in the event that either (i) an Event of Default has occurred; or (ii) in the event that such Other Taxes remain delinquent for more than thirty (30) days after the Lenders' Agent has provided notice thereof to the Borrowers' Agent. Payment under this indemnification shall be made within thirty (30) days after the date any Lender or the Lenders' Agent makes written demand therefor.

(c) If any Option Care Person shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Lenders' Agent, then:

                      (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or the Lenders' Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                      (ii) such Option Care Person shall make such deductions and withholdings;

                      (iii) such Option Care Person shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                      (iv) such Option Care Person shall also pay to each Lender or to the Lenders' Agent for the account of such Lender at the time interest is paid, all additional amounts which such Lender specifies as necessary to preserve the after tax yield such Lender would have received if such Taxes or Other Taxes had not been imposed.

(d) Within 60 days after the date of any payment by any Option Care Person of Taxes or Other Taxes referred to in clause (c) above, such Option Care Person shall furnish the Lenders' Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment reasonably satisfactory to the Lenders' Agent, which such satisfactory evidence shall include, without limitation, canceled checks.

6.2              ILLEGALITY.
         (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Public Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make LIBOR Rate Loans, then, on notice thereof by such Lender to the Borrowers' Agent and the Lenders' Agent, any obligation of such Lender to make LIBOR Rate Loans shall be suspended until such Lender notifies the Borrowers' Agent and the Lenders' Agent that the circumstances giving rise to such determination no longer exist.

         (b) If any Lender determines that it is unlawful to maintain any LIBOR Rate Loan, then, upon demand by such Lender to the Borrowers' Agent (with a copy to the Lenders' Agent), each Borrower shall prepay in full all of the LIBOR Rate Loans of such Lender relating to such Borrower and then outstanding, together with interest accrued thereon and amounts required under SECTION 6.4, either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such LIBOR Rate Loans. If any Borrower is required to so prepay any LIBOR Rate Loan, then concurrently with such prepayment, such Borrower shall borrow from such Lender, in the amount of such repayment, a Reference Rate Loan.

6.3              INCREASED COSTS AND REDUCTION OF RETURN.
         (a) If any Lender determines that, due to either (i) the introduction of or any change in the interpretation of any law or regulation or (ii) the compliance by such Lender with any guideline or request from any central bank or other Public Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Rate Loans, then the Borrowers shall be liable for, and, upon demand by such Lender from time to time to the Borrowers' Agent (with a copy to the Lenders' Agent), shall pay to such Lender additional amounts as are sufficient to compensate such Lender for such increased costs.

         (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Public Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender or any corporation or other entity controlling such Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital, reserves, or special deposits required or expected to be maintained by such Lender or any corporation or other entity controlling such Lender and (taking into consideration such Lender's or such corporation's or other entity's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital, reserves, or special deposits is increased as a consequence of its loans, credits or obligations under this Agreement, then each Borrower shall be liable for, and, upon demand of such Lender from time to time to the Borrowers' Agent (with a copy to the Lenders' Agent), shall pay to such Lender, additional amounts sufficient to compensate such Lender for such increase. Notwithstanding the foregoing, all such amounts shall be subject to the provisions of SECTION 3.3.

6.4 FUNDING LOSSES. The Borrowers shall reimburse each Lender and hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:

         (a) the failure of any Borrower to make on a timely basis any payment of principal of any LIBOR Rate Loan;

         (b) the failure of any Borrower to borrow, continue or convert a Loan after the Borrowers' Agent has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation;

         (c) the prepayment or other payment (including after acceleration thereof) of any LIBOR Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans or from fees payable to terminate the deposits from which such funds were obtained.

6.5 INABILITY TO DETERMINE RATES. If the Lenders' Agent determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Lenders' Agent shall so notify the Borrowers' Agent. Thereafter, the obligation of the Lenders to make or maintain LIBOR Rate Loans hereunder shall be suspended until the Lenders' Agent revokes such notice in writing. Upon receipt of such notice, the Borrowers' Agent may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Borrowers' Agent does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrowers' Agent, in the amount specified in the applicable notice submitted by the Borrowers' Agent, but such Loans shall be made, converted or continued as Reference Rate Loans instead of LIBOR Rate Loans.

6.6 SURVIVAL. The agreements and obligations of the Option Care Persons in SECTIONS 6.1 through 6.6 shall survive the payment of all other Obligations.

7.    COLLATERAL.

7.1      GRANT OF SECURITY INTEREST.


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

(a) As security for the payment and performance of all of the Obligations, each Option Care Person hereby grants to the Lenders' Agent, for the benefit of the Lenders and the Lenders' Agent, a continuing security interest in, lien on, and assignment of all of such Option Care Person's right, title and interest in, to and under (but none of such Option Care Person's obligations under) all of the following, in each case wherever located and whether now owned or existing or hereafter arising or acquired: (i) all Receivables, Inventory, Equipment, Contractual Rights, Proprietary Rights, Lockboxes, Blocked Accounts, Payment Accounts, and Proceeds; (ii) all moneys, securities and other property and the Proceeds thereof, now or hereafter held or received by, or in transit to, any Lender or the Lenders' Agent from or for any Option Care Person, whether for safekeeping, pledge, custody, transmission, collection or otherwise, including, without limitation, all of the deposit accounts, credits, and balances of any Option Care Person with any Lender or with the Lenders' Agent and all claims of any Option Care Person against any Lender or the Lenders' Agent at any time existing; (iii) all deposit accounts with any financial institutions (including without limitation Northern) with which any Option Care Person maintains deposits; (iv) the Loan Documents; (v) all fixtures; (vi) all capital stock or other equity interests in or issued by any Subsidiary of any Option Care Person or in or issued by any other Person listed on a schedule to a Pledge Agreement; (vii) any other Property (including without limitation all checks, monies and other items on deposit from time to time in any Lockbox or Blocked Account); and (viii) all books, Records and other Property relating to or referring to any of the foregoing, including, without limitation, all books, records, ledger cards, data processing records, computer software and other property and general intangibles at any time evidencing or relating to the Receivables, Inventory, Equipment, Contractual Rights, Proprietary Rights, Proceeds, or other items referred to above (all of the foregoing, and all other property in which the Lenders' Agent may at any time be granted a Lien, being herein collectively referred to as the "COLLATERAL"). The Lenders' Agent shall have all of the rights of a secured party with respect to the Collateral under the UCC and other applicable laws (except to the extent, if any, prohibited by applicable law).

(b) All Obligations shall constitute a single loan secured by the Collateral. The Lenders' Agent may, in its sole discretion, (i) exchange, waive, or release any of the Collateral, (ii) after the occurrence of an Event of Default, apply Collateral and direct the order or manner of sale thereof as the Lenders' Agent may determine, and (iii) after the occurrence of an Event of Default, settle, compromise, collect, or otherwise liquidate any Collateral in any manner, all without affecting the Obligations or the right of the Lenders' Agent to take any other action with respect to any other Collateral.

7.2 PERFECTION AND PROTECTION OF SECURITY INTEREST. Each Option Care Person shall, at its expense, perform all steps requested by the Lenders' Agent at any time and from time to time to perfect, maintain, protect, and enforce the Security Interest including, without limitation: (a) executing and filing UCC financing or continuation statements, and amendments thereof, in form and substance satisfactory to the Lenders' Agent; (b) delivering to the Lenders' Agent the original certificates of title for motor vehicles with the Security Interest properly endorsed thereon; (c) delivering to the Lenders' Agent the originals of all instruments, documents, and chattel paper, and all other Collateral of which the Lenders' Agent determines it should have physical possession in order to perfect and protect the Security Interest therein, duly endorsed or assigned to the Lenders' Agent without restriction; (d) delivering to the Lenders'


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Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued; (e) executing and delivering to the Lenders' Agent a security agreement relating to the Reversions in form and substance satisfactory to the Lender; (f) delivering to the Lenders' Agent all letters of credit on which such Option Care Person is named beneficiary; and (g) taking such other steps as are deemed necessary or appropriate by the Lenders' Agent to maintain the Security Interest, including, without limitation, transferring Inventory to warehouses designated by the Lenders' Agent from time to time (unless prohibited by a federal, state or local statute or regulation governing the business of such Option Care Person, in which case the applicable Inventory shall be transferred by such Option Care Person, after notice with respect thereto by such Option Care Person to the Lenders' Agent, in compliance with applicable statutes and regulations). To the extent permitted by applicable law, the Lenders' Agent may file, without any Option Care Person's signature, one or more financing statements disclosing the Security Interest. Each Option Care Person agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of the agents or processors of any Option Care Person, then such Option Care Person shall notify the Lenders' Agent thereof and shall notify such Person of the Security Interest in such Collateral and, upon the request of the Lenders' Agent, instruct such Person to hold all such Collateral for the account of the Lenders' Agent subject to the instructions of the Lenders' Agent. If at any time any Collateral is located on any Premises that are not owned by an Option Care Person, other than equipment located at a patient's premises, then, at the request of the Lenders' Agent, each Option Care Person shall use reasonable efforts to obtain written waivers, in form and substance satisfactory to the Lenders' Agent, of all present and future Liens to which the owner or lessor or any mortgagee of such Premises may be entitled to assert against the Collateral. From time to time, each Option Care Person shall, upon request of the Lenders' Agent, execute and deliver confirmatory written instruments pledging to the Lenders' Agent, for the benefit of the Lenders and the Lenders' Agent, the Collateral, but an Option Care Person's failure to do so shall not affect or limit the Security Interest or the other rights of the Lenders' Agent in and to the Collateral. So long as this Agreement is in effect and until all Obligations have been fully satisfied, the Security Interest shall continue in full force and effect in all Collateral (whether or not deemed eligible for the purpose of calculating the Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation).

         Without limiting the generality of the foregoing: (i) each Borrower which is not a party to a Pledge Agreement acknowledges the terms of such Pledge Agreement and agrees to comply with such terms as if it were a party to such Pledge Agreement; and (ii) each Borrower which is an "Issuer", as defined in the applicable Pledge Agreement, shall register the pledge effected by such Pledge Agreement on the books of such Borrower.

7.3 LOCATION OF COLLATERAL. Each Option Care Person represents and warrants to the Lenders and the Lenders' Agent that as of the Closing Date: (a) the chief executive office of such Option Care Person is located (and at all times since February 5, 1998, the chief executive office of such Option Care Person has been located) at 100 Corporate North, Suite 212, Bannockburn, Illinois 60015; (b) SCHEDULE 7.3 hereto is a correct and complete list of the location of the books and records of such Option Care Person, the locations of the Collateral (other than equipment located at a patient's premises), and the locations of all of its other places


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

of business; and (c) SCHEDULE 7.3 correctly identifies any of such facilities and locations that are not owned by the Option Care Persons and sets forth the names of the owners and lessors or sub-lessors of such facilities and locations. Each Option Care Person covenants and agrees that it shall not maintain any Collateral at any location other than those listed on SCHEDULE 7.3, and, with the exception of equipment located at a patient's premises, it shall not otherwise change or add to any of such locations, unless it gives the Lenders' Agent written notice thereof within thirty (30) days after such change in or addition of location, and executes any and all UCC financing statements and other documents that the Lenders' Agent requests in connection therewith.

7.4 TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL. Each Option Care Person represents and warrants to, and each Option Care Person covenants with, the Lenders and the Lenders' Agent that: (a) all Collateral is and shall continue to be owned by the Option Care Persons free and clear of all Liens whatsoever, except for the Security Interest and other Permitted Liens; (b) the Security Interest is not and shall not be subject to any prior Lien; (c) each Option Care Person shall use, store, and maintain the Collateral with all reasonable care and shall use the Collateral for lawful purposes only; and (d) no Option Care Person shall, without the prior written approval of the Lenders, sell, lease, or dispose of or permit the sale or disposition of the Collateral or any portion thereof, except for sales of Inventory in the ordinary course of business and as permitted by SECTION 7.12. The inclusion of Proceeds in the Collateral shall not be deemed the consent of the Lenders to any sale or other disposition of the Collateral except as expressly permitted herein.

7.5      [Reserved].

7.6 ACCESS AND EXAMINATION. The Lenders' Agent, accompanied by any Lender which so elects, may at all reasonable times and from time to time (not to exceed four times each year, absent a continuing Event of Default) have access to, examine, audit, make extracts from and inspect the records, files, and books of account of the Option Care Persons and the Collateral and may discuss the affairs of the Option Care Persons with the officers and management of the Option Care Persons, except to the extent prohibited by applicable statutes or regulations with respect to patients' records. Each Option Care Person shall deliver to the Lenders' Agent any instrument necessary for the Lenders' Agent to obtain records from any service bureau maintaining records for any Option Care Person. The Lenders' Agent may, and at the direction of the Majority Lenders shall, at the reasonable expense of the Option Care Persons, make copies of all of the books and records of the Option Care Persons, or require the Option Care Persons to deliver such copies to the Lenders' Agent. The Lenders' Agent may, without expense to the Lenders' Agent or the Lenders, use such of the personnel, supplies, and Premises of the Option Care Persons as may be reasonably necessary and appropriate for maintaining or enforcing the Security Interest. The Lenders' Agent shall have the right, at any time, in name of the Lenders' Agent or in the name of a nominee of the Lenders' Agent, to verify the validity, amount or any other matter relating to the Accounts, Inventory or other Collateral, by mail, telephone, or otherwise.

7.7 INSURANCE. The Option Care Persons shall insure the Collateral against loss or damage by fire with extended coverage, theft, burglary, pilferage, loss in transit, and such other hazards as the Lenders' Agent shall specify, in amounts, under policies and by insurers acceptable to the Lenders' Agent. The Option Care Persons shall cause the Lenders' Agent to be named in each such policy as secured party and loss payee or additional insured, in a manner acceptable to the Lenders' Agent. Each policy of insurance shall contain a clause or


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

endorsement requiring the insurer to give not less than thirty (30) days' prior written notice to the Lenders' Agent in the event of cancellation of the policy for any reason other than for failure to pay premiums when due, and requiring the insurer to give not less than ten (10) days' prior written notice to the Lenders' Agent in the event of cancellation of the policy for failure to pay premiums when due. Each Option Care Person shall also pay all premiums for such insurance when due, and shall deliver to the Lenders' Agent certificates of insurance and, if requested, photocopies of the policies.

         If the Option Care Persons fail to pay such fees or to procure such insurance or the premiums therefor when due, the Lenders' Agent may (but shall not be required to) do so and charge the costs thereof to the loan account of Option Care as a Revolving Loan. The insurance referred to in the preceding sentence may, but need not, protect the interests of the Option Care Persons. The coverage purchased by the Lenders' Agent hereunder may not pay any claim made by any Option Care Person or any claim that is made against any Option Care Person in connection with the Collateral. The Option Care Persons may later cancel any insurance purchased by the Lenders' Agent hereunder, but only after providing the Lenders' Agent with evidence that the Option Care Persons have obtained insurance as required by this Agreement. If the Lenders' Agent purchases insurance for the Collateral, each Option Care Person shall be responsible for the costs of such insurance, including interest and any other charges that the Lenders' Agent may impose in connection with the placement of such insurance, until the effective date of the cancellation or expiration of such insurance. The costs of the insurance may be added to the total outstanding Obligations. The costs of the insurance obtained by the Lenders' Agent hereunder may be more than the cost of insurance that the Option Care Persons may be able to obtain on their own.

         Each Option Care Person shall promptly notify the Lenders of each instance of any loss, damage, or destruction to the Collateral in excess of one hundred thousand dollars ($100,000) or arising from its use, whether or not covered by insurance. The Option Care Persons shall apply all insurance proceeds contemplated by this SECTION 7.7 to the reduction of the Obligations; provided that, prior to the occurrence of an Event of Default, an Option Care Person may use such proceeds, or any part thereof, to replace, repair, restore or rebuild the Collateral in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction. Following the occurrence and during the continuance of an Event of Default, the Lenders' Agent shall have the right but not the obligation to collect all insurance proceeds directly (other than proceeds of insurance which the Lenders' Agent procured pursuant to this SECTION 7.7, which may be collected directly by the Lenders' Agent regardless of whether an Event of Default exists); provided that any insurance proceeds that the Lenders' Agent collects pursuant to this SECTION 7.7 shall be applied in accordance with
SECTION 4.3.

7.8 COLLATERAL REPORTING. The Borrowers' Agent shall provide the Lenders' Agent with the following documents and information at the following times in form satisfactory to the Lenders' Agent: (a) on a monthly basis, a schedule of cash received; (b) upon request by the Lenders' Agent, copies of invoices, EOBs (and any similar correspondence from any Account Debtor which is or which at any time has been an Account Debtor of an Eligible Account), credit memos, and shipping and delivery documents no later than ten Business Days following such written request (except to the extent that delivery of the foregoing violates


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

applicable law); (c) monthly agings and reconciliations of accounts receivable to be delivered no later than the twentieth day of each month respecting the immediately preceding month (including detail as to applications of collections thereon); (d) upon request by the Lenders' Agent, monthly reports as to "dilutions", including as to the Dilution Percentage for each month and each calendar quarter, not later than the twentieth day of each month respecting the immediately preceding month and calendar quarter; (e) upon request by the Lenders' Agent, monthly reports pertaining to the cash collections in respect of Accounts as to which more than 120 days have elapsed since Invoice Date, not later than the twentieth day of each month respecting the immediately preceding month; (f)(x) during the third week of each month, a Mid-Month Borrowing Base Certificate for such month, and (y) on the twentieth day of each month (or, if such day is not a Business Day, on the next Business Day), a Final Borrowing Base Certificate with respect to the immediately preceding month; (g) monthly reports of the Inventory balance (by location), to be delivered no later than the twentieth day of each month respecting the immediately preceding month; (h) upon reasonable request by the Lenders' Agent, monthly detailed inventory reports; (i) upon request by the Lenders' Agent, copies of purchase orders, invoices, and delivery documents for Inventory and Equipment acquired by any Borrower; (j) such other reports as to the Collateral (including without limitation reports as to adjusting entries) as the Lenders' Agent shall request from time to time; and (k) certificates of an officer of the Borrowers' Agent certifying as to the foregoing; provided that reports delivered pursuant to clause (c) or clause (e), and the Final Borrowing Base Certificate delivered pursuant to clause (f), during January of each year may be delivered up to five Business Days later than the applicable day specified in such clauses.

         If (x) an Event of Default has occurred, or (y) as of the end of any two consecutive calendar quarters the Dilution Percentage (defined below) for the twelve month period ending as of the end of each such calendar quarter exceeds seven and one-half percent (7.5%), then, upon request from the Lenders' Agent, the Lenders' Agent shall have the right to retain the services of a collateral monitoring company (at the expense of the Option Care Persons) to review, monitor and report on Accounts and collections in such manner as may be required by the Lenders' Agent from time to time. If any of the records or reports of the Option Care Persons with respect to the Collateral are prepared by an accounting service or other agent, each Option Care Person hereby authorizes such service or agent to deliver such records, reports, and related documents to the Lenders.

         As used herein, "DILUTION PERCENTAGE" means, on any date of determination, the percentage identified as such in the most recent monthly report as to "dilutions" referred to in clause (d) of the first paragraph of this SECTION 7.8 provided by the Borrowers' Agent to the Lenders on or prior to such date of determination. The Dilution Percentage for any period shall be calculated as a fraction, the numerator of which is the aggregate amount of non-cash credits (i.e., reductions) to the accounts receivable of the Option Care Persons during such period and the denominator of which is the gross revenues of the Option Care Persons during such period. The Borrowers' Agent shall not change the method by which it calculates the Dilution Percentage (or by which it calculates any component thereof) without the prior written consent of the Lenders.

7.9      ACCOUNTS.


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

(a) Each Option Care Person hereby represents and warrants to the Lenders and the Lenders' Agent and covenants with the Lenders and the Lenders' Agent that: (i) each existing Account represents, and each future Account shall represent, a BONA FIDE sale or lease and delivery of goods by an Option Care Person, or rendition of services by an Option Care Person, in the ordinary course of business of an Option Care Person; (ii) each existing Account is, and each future Account shall be, at the time any such Account arose and at the time any such Account is billed, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Lenders, without offset, deduction, defense, or counterclaim, other than discounts required by law or contract, and corrections of billing errors, in the ordinary course of business of an Option Care Person; (iii) no payment shall be received with respect to any Account, and no credit, discount, extension, or agreement therefor shall be granted on any Account, except as reported to the Lenders and the Lenders' Agent in accordance with this Agreement; (iv) each copy of an invoice or claim form delivered to any Lender or the Lenders' Agent by an Option Care Person shall be a genuine copy of the original invoice or claim form sent to the Account Debtor named therein; (v) all goods described in any invoice or claim form representing a sale of goods shall have been delivered to the applicable patient and all services of any Option Care Person described in any invoice or claim form shall have been performed; (vi) each of the Accounts and the related contracts is in full force and effect and represents and constitutes a legal, valid and binding obligation of the related Account Debtor, enforceable against such Account Debtor in accordance with its terms; (vii) promptly following notice from an Account Debtor as to an earlier overpayment by such Account Debtor to any Option Care Person, such Option Care Person has made all payments to such Account Debtor which are necessary to prevent such Account Debtor from offsetting such overpayment against any amount which such Account Debtor owes on the Accounts (however, each Lender acknowledges that notwithstanding said payments, offsets may and do nonetheless occur); (viii) no direction of any Option Care Person or any other Person is in effect directing Account Debtors (A) to remit payments in respect of the Accounts other than to a Lockbox or a Blocked Account or (B) to remit EOBs in respect of the Accounts to any Person or address other than to an Option Care Person at its chief executive office; and (ix) during the one year prior to the Closing Date, no Option Care Person has been subject to any Government Offset involving in excess of fifty thousand dollars ($50,000). As of the date of each Borrowing, each Option Care Person is unaware of any potential Government Offset involving in excess of fifty thousand dollars ($50,000) for any single Governmental Offset and in excess of two hundred thousand dollars ($200,000) for all such Government Offsets that has not been disclosed by such Option Care Person to the Lenders in writing prior to that date. All of the Medicaid and Medicare reports required to be filed by any Option Care Person for all reporting periods have been filed with the applicable Government Account Debtor, or HCFA designated agents or agents of such Government Account Debtor. At all times on and after the thirtieth day following the Closing Date, each Option Care Person hereby represents and warrants to the Lenders and the Lenders' Agent that Account Debtor Notices, signed by the Borrowers, have been delivered to all of the Account Debtors of the type referred to in clause (p) of the definition of Eligible Account.

(b) No Option Care Person shall re-date any invoice, claim form or sale or make sales on extended dating or extend or modify any Account (other than to correct billing errors in the ordinary course of business). Each Lender acknowledges that if an Account Debtor which is the "primary" payor does not pay a claim in full or denies such claim, an Option


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Care Person may send a separate invoice to an Account Debtor which is a
"secondary" payor. If any Option Care Person becomes aware of any matter that is reasonably likely to materially adversely affect any Account Debtor (other than a Self-Pay Account Debtor), including information regarding the Account Debtor's creditworthiness, such Option Care Person shall promptly so advise the Lenders' Agent.

(c) No Option Care Person shall accept any note, warrant or other instrument (except a check or other instrument for the immediate payment of money, subject to compliance with SECTION 7.10) with respect to any Account (other than a Self-Pay Account) without the written consent of the Lenders' Agent. If the Lenders' Agent consents to the acceptance of any such note, warrant or other instrument, it shall be considered as evidence of the Account and not payment thereof, and the Option Care Persons shall promptly deliver such note, warrant or instrument to the Lenders' Agent appropriately endorsed. Regardless of the form of presentment, demand, notice of dishonor, protest, and notice of protest with respect thereto, the Option Care Persons shall remain liable thereon until such note, warrant or instrument is paid in full. Notwithstanding the foregoing, any Option Care Person may accept a note (i) from a franchisee or (ii) as payment solely for the provision of computer software, provided that such Option Care Person shall (i) promptly notify the Lenders' Agent that it has accepted any such note, and (ii) upon request by the Lenders' Agent, promptly deliver such note to the Lenders' Agent appropriately endorsed.

(d) Each Option Care Person shall notify the Lenders promptly of (i) all disputes and claims (other than as to discounts required by law or contract, and corrections of billing errors, in the ordinary course of business) with Persons which are Account Debtors, involving in excess of fifty thousand dollars ($50,000) for any single dispute or claim and in excess of two hundred thousand dollars ($200,000) for all such disputes and claims, whether any such Person is acting in its capacity as an Account Debtor or in its individual capacity (e.g., as a landlord or supplier of an Option Care Person); and (ii) all alleged or asserted Government Offsets involving in excess of fifty thousand dollars ($50,000) for any single Government Offset and in excess of two hundred thousand dollars ($200,000) for all such Government Offsets. No discount, credit or allowance shall be granted with respect to any Eligible Account to any Account Debtor (other than in respect of Self-Pay Accounts) without the consent of the Majority Lenders, which consent shall not be unreasonably withheld, except for: (i) discounts required by law or contract, and corrections of billing errors, in the ordinary course of business; and (ii) any other discount which does not exceed fifty thousand dollars ($50,000), provided that the aggregate amount of discounts permitted pursuant to this clause (ii) during any calendar year shall not exceed five hundred thousand dollars ($500,000). The Lenders' Agent may at all times following the occurrence and during the continuance of an Event of Default hereunder settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Lenders' Agent considers reasonable and, in all cases, the Lenders' Agent shall credit the loan account of Option Care with only the net amounts received by the Lenders' Agent in payment of any Accounts.

(e) If an Account Debtor returns any Inventory to any Option Care Person when no Event of Default exists, then such Option Care Person shall promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the


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

appropriate amount. Each Option Care Person shall immediately report to the Lenders any return involving an amount in excess of fifty thousand dollars ($50,000). Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor returns Inventory to any Option Care Person when an Event of Default exists, such Option Care Person shall: (i) hold the returned Inventory in trust for the Lenders' Agent; (ii) segregate all returned Inventory from all of its other Property; (iii) dispose of the returned Inventory solely according to the written instructions of the Lenders' Agent; and (iv) not issue any credits or allowances with respect thereto without the prior written consent of the Majority Lenders. All returned Inventory shall remain subject to the Security Interest. Whenever any Inventory is returned for which an Account had been created, such related Account shall be deemed ineligible to the extent of such returned Inventory, and Availability shall be adjusted accordingly.

7.10     COLLECTION OF ACCOUNTS; PAYMENTS.
(a) Each Option Care Person shall (and all invoices and claim forms with respect to the Accounts shall) instruct all Account Debtors to make all payments only to a Lockbox or a Blocked Account (each Lender acknowledges that payments by patients made at the time that a patient is receiving goods and services at a facility of an Option Care Person would not be invoiced to such patient). If, notwithstanding such instructions, any Option Care Person receives any Proceeds of Accounts, it shall receive such payments as the trustee for the Lenders' Agent, and shall immediately deliver such payments to the Lenders' Agent in their original form duly endorsed in blank or deposit them into a Lockbox, Blocked Account or a Payment Account, as the Lenders' Agent may direct; PROVIDED, HOWEVER, that each Option Care Person may maintain a separate account with a local financial institution (each a "LOCAL ACCOUNT") for the deposit of walk-in payments from patients and walk-in payments for durable medical equipment from customers; provided, further, that (i) each Option Care Person shall deposit such walk-in payments in a Local Account not later than the first Business Day after receiving such walk-in payments, (ii) each Option Care Person shall cause all available amounts in such Local Accounts to be transferred by wire transfer or automated clearinghouse transfer to a Blocked Account during the last week of each month, and (iii) no Option Care Person shall withdraw any funds on deposit in any Local Account or permit funds on deposit in any Local Account to be transferred other than in accordance with this sentence (provided that this clause (iii) shall not prevent the Option Care Persons from writing checks on a Local Account for the sole purpose of refunding some or all of such walk-in payments to the Person or Persons who made such walk-in payments). Except as otherwise provided under applicable law with respect to Accounts owed by Government Account Debtors, all collections received in any such Lockbox, Blocked Account or Payment Account or directly by any Option Care Person or the Lenders' Agent, and all funds in any Lockbox, Blocked Account or Payment Account or other account to which such collections are deposited, shall be the sole property of the Lenders' Agent and subject to the sole control of the Lenders' Agent and shall be applied by the Lenders' Agent subject to and in accordance with the terms of SECTION 4.3. The Lenders' Agent or the designee of the Lenders' Agent may, at any time after the occurrence of an Event of Default, notify Account Debtors that the Accounts have been assigned to the Lenders' Agent and of the Security Interest therein, and may collect them directly (except to the extent prohibited under applicable law with respect to Accounts owed by Government Account Debtors) and charge the collection costs and expenses to the loan account of Option Care as a Revolving Loan. At the request of


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

the Lenders' Agent, each Option Care Person shall execute and deliver to the Lenders' Agent such documents as the Lenders' Agent shall require to grant the Lenders' Agent access to any post office box, lockbox or bank account in which collections of Accounts are received or deposited.

(b) Upon the occurrence of (i) an Event or Event of Default, or (ii) the Availability at any time (calculated for this purpose without giving effect to clause (b)(iii) of the definition of Availability) being less than ten percent (10%) of the Availability at such time (calculated for this purpose without subtracting the unpaid balance of the Revolving Loans, and without giving effect to clause (b)(iii) of the definition of Availability), and upon notice from the Lenders' Agent to the Blocked Account Bank, in accordance with the Blocked Account Agreement, the Blocked Account Bank shall remit, by automatic standing wire transfer, on a daily basis, all available amounts in the Blocked Accounts to or at the direction of the Lenders' Agent. Such amounts shall be applied in accordance with SECTION 4.3.

(c) All payments received by the Lenders' Agent on account of Accounts or other Collateral (including Proceeds) shall be the sole property of the Lenders' Agent and subject to the sole control of the Lenders' Agent and shall be applied by the Lenders' Agent subject to and in accordance with the terms of SECTION 4.3. If such payments are received by the Lenders' Agent at or prior to 1:00 p.m., Chicago time, on any Business Day, such payments shall be credited to the loan accounts of the Borrowers (conditional upon final collection) on such Business Day. If such payments are received by the Lenders' Agent after 1:00 p.m., Chicago time, on any Business Day, such payments shall be credited to the loan account of Option Care (conditional upon final collection) on the next Business Day.

(d) In the event the Borrowers repay all of the Obligations upon the termination of this Agreement, other than through the receipt by the Lenders' Agent of payments on account of Accounts or Proceeds of other Collateral, such payment shall be credited (conditional upon final collection) to the loan account of Option Care in accordance with SECTION 7.10(c).

(e) If sales of Inventory are made or services are rendered for cash in excess of ten thousand dollars ($10,000) in the aggregate, each Option Care Person, not later than the first Business Day of the following week, shall (i) deliver to the Lenders' Agent the original checks, cash, or other forms of payment which such Option Care Person receives, or (ii) deposit such forms of payment into a Lockbox, a Blocked Account, a Payment Account or a Local Account, as the Lenders' Agent may direct, in accordance with the provisions of SECTION 7.10(a).

7.11 INVENTORY. Each Option Care Person represents and warrants to the Lenders and the Lenders' Agent that all of the Inventory is and shall be held for sale or lease, or is to be furnished in connection with the rendition of services in the ordinary course of such Option Care Person's business, and is and shall be fit for such purposes. Each Option Care Person shall keep the Inventory in good and marketable condition, at its own expense. No Option Care Person shall, without prior written notice to the Lenders, acquire or accept any Inventory on consignment or approval. Each Option Care Person agrees that all Inventory shall


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

be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. Each Option Care Person shall maintain an inventory reporting system at all times. Each Option Care Person shall conduct a physical count of the Inventory at least once per Fiscal Year, and at such other times as the Lenders' Agent reasonably requests (provided that unless an Event of Default has occurred and is continuing, the Lenders' Agent shall not request such a count more than twice each year), and shall promptly, upon completion, supply the Lenders' Agent with a copy of such count accompanied by a report of the value of such Inventory (valued at the lower of cost, on a first-in, first-out basis, or market value). No Option Care Person shall, without the prior written consent of the Lenders, sell any Eligible Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis. Each Option Care Person further represents and warrants to the Lenders and the Lenders' Agent that none of the Inventory is or shall be located on real estate which is designated as `flood prone' or a `flood risk area', as defined by the Flood Disaster Protection Act of 1973, except for Inventory located in Miami, Florida. The Option Care Persons represent and warrant to the Lenders and the Lenders' Agent that the Option Care Persons have obtained, and the Option Care Persons hereby covenant and agree with the Lenders and the Lenders' Agent to maintain, flood insurance with respect to all Inventory located in Miami, Florida, with such flood insurance to be maintained in accordance with the provisions of SECTION 7.7.

7.12 EQUIPMENT. Each Option Care Person represents and warrants to the Lenders and the Lenders' Agent that all of the Equipment used or held for use in the business of an Option Care Person is adequate for its current use, except that portion of Equipment that is currently under repair. Each Option Care Person shall keep and maintain such Equipment (or cause such Equipment to be kept and maintained) in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof.

7.13 MATERIAL CONTRACTS. Each Option Care Person shall fully perform all of its obligations under each of the contracts and agreements to which it is a party and shall enforce all of its rights and remedies thereunder, in each case, as it deems appropriate in its business judgment; PROVIDED, HOWEVER, no Option Care Person shall take any action or fail to take any action with respect to any such contract or agreement that would cause the termination of any Material Contract except in the ordinary course of business of such Option Care Person. As used in this SECTION 7.13, "MATERIAL CONTRACT" means any contract or agreement to which an Option Care Person is a party if such contract or agreement involves amounts paid or payable to or by an Option Care Person in excess of ten thousand dollars ($10,000) during any calendar year. No Option Care Person shall, without the prior written consent of the Majority Lenders, modify, amend, supplement, compromise, satisfy, waive, release, terminate or discharge any Material Contract, the Contractual Rights relating to any Material Contract, or any collateral securing the same, except in the ordinary course of business of such Option Care Person. Each Option Care Person shall notify the Lenders in writing, promptly after it becomes aware thereof, of any event or fact which could reasonably be expected to give rise to a claim by it for indemnification under any Material Contract and shall diligently pursue such right and report to the Lenders on all further developments with respect thereto, provided that the notification and reporting requirements set forth in this sentence shall not apply except to the extent that such a claim for indemnification is made outside of the ordinary course of business of such Option Care Person. Each Option Care Person shall remit directly to the Lenders' Agent, for application to the Obligations in such order as the Lenders' Agent determines, all amounts received by such Option


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Care Person as indemnification or otherwise pursuant to any contract or agreement relating to Contractual Rights. If an Event of Default exists, then the Lenders' Agent may directly enforce such right in its own name or in the name of an Option Care Person and may enter into such settlements or other agreements with respect thereto as the Lenders' Agent determines. All amounts thereby recovered by the Lenders' Agent, after deducting the costs and expenses of the Lenders' Agent in connection therewith, shall be applied to the Obligations in such order as the Lenders' Agent determines. In any suit, proceeding or action brought by the Lenders' Agent under any contract or agreement relating to a Contractual Right for any sum owing thereunder or to enforce any provision thereof, each Option Care Person shall indemnify and hold the Lenders and the Lenders' Agent harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment, or reduction of liability whatsoever of the obligor thereunder arising out of a breach by any Option Care Person of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing from any Option Care Person to or in favor of such obligor or its successors. All such obligations of any Option Care Person shall be and remain enforceable only against such Option Care Person and shall not be enforceable against any Lender or the Lenders' Agent. Notwithstanding any provision hereof to the contrary, each Option Care Person shall at all times remain liable to observe and perform all of its duties and obligations under each contract or agreement relating to Contractual Rights and the exercise of any rights by any Lender or the Lenders' Agent with respect to the Collateral shall not release any Option Care Person from any of such duties and obligations. The Lenders and the Lenders' Agent shall not be obligated to perform or fulfill any of duties or obligations under any contract or agreement relating to Contractual Rights or to make any payment thereunder or to make any inquiry as to the nature or sufficiency of any payment or Property received by any of them thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance or payment of any amounts due.

7.14 DOCUMENTS, INSTRUMENTS, AND CHATTEL PAPER. Each Option Care Person represents and warrants to the Lenders and the Lenders' Agent, and covenants with the Lenders and the Lenders' Agent, that: (a) all documents, instruments, and chattel paper describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and shall be complete, valid, and genuine; and (b) all goods evidenced by such documents, instruments, and chattel paper are and shall be owned by the Option Care Person free and clear of all Liens other than Permitted Liens.

7.15 RIGHT TO CURE. The Lenders' Agent may, in its sole discretion, and shall at the direction of the Majority Lenders, at any time, pay any amount or do any act required of any Option Care Person hereunder to preserve, protect, maintain or enforce the Security Interest, which any Option Care Person fails to pay or do, including, without limitation, payment of any judgment against any Option Care Person, any insurance premium, any warehouse charge, any landlord's claim, and any other obligation giving rise to any Lien upon or with respect to the Collateral. All payments that the Lenders' Agent makes under this SECTION 7.15 and all out-of-pocket costs and expenses that the Lenders' Agent pays or incurs in connection with any action taken by it hereunder shall be charged to the loan account of Option Care as a Revolving Loan. Any payment made or other action taken by the Lenders' Agent under this SECTION 7.15 shall be without prejudice to any right to assert an Event of Default hereunder.

7.16 POWER OF ATTORNEY. Each Option Care Person hereby appoints the Lenders' Agent and the designees of the Lenders' Agent as such Option Care Person's attorney,


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subject to the provisions of applicable law, with power: (a) to endorse such
Option Care Person's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the possession of any Lender or the Lenders' Agent; (b) to sign such Option Care Person's name on any invoice, bill of lading, or other document of title relating to any Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, UCC financing statements and other public records, on verifications of Accounts and on notices to Account Debtors and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) to notify the post office authorities, when an Event of Default exists, to change the address for delivery of such Option Care Person's mail to an address designated by the Lenders' Agent and to receive, open and review (but not to dispose of, and in each instance promptly forward to Option Care) all mail addressed to such Option Care Person; (d) when an Event of Default exists, to send requests for verification of Accounts to Account Debtors; and (e) to do all things necessary to carry out this Agreement; provided that to the extent that applicable law prohibits the Lenders' Agent from collecting any payment directly from a Government Account Debtor, the Lenders' Agent shall not collect such payment directly from such Government Account Debtor. Each Option Care Person ratifies and approves all acts of such attorney. Neither the Lenders' Agent nor any other such attorney, as the case may be, shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law absent gross negligence or wilful misconduct on the part of the Lenders' Agent or such attorney, as the case may be. This power, being coupled with an interest, is irrevocable until this Agreement has been terminated and the Obligations have been fully satisfied.

7.17 LENDER'S RIGHTS, DUTIES, AND LIABILITIES. Each Option Care Person assumes all responsibility and liability arising from or relating to the use, sale, or other disposition of the Collateral. The Obligations shall not be affected by any failure of any Lender or the Lenders' Agent to take any steps to perfect the Security Interest or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Option Care Person from any of the Obligations. Following the occurrence of an Event of Default, the Lenders' Agent may (but shall not be required to), and at the direction of the Majority Lenders shall, without notice to or consent from any Option Care Person, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of any Option Care Person for the Obligations or under this Agreement or any other agreement now or hereafter existing between any Lender and any Option Care Person or between the Lenders' Agent and any Option Care Person; provided that to the extent that applicable law prohibits the Lenders' Agent from collecting any payment directly from a Government Account Debtor, the Lenders' Agent shall not collect such payment directly from such Government Account Debtor.

7.18     [Reserved]

7.19 LICENSE FOR USE OF SOFTWARE AND OTHER INTELLECTUAL PROPERTY. Except to the extent prohibited by applicable law, each Option Care Person hereby grants the Lenders' Agent a non-exclusive, royalty-free license (with the right to sublicense) to use, without payment or royalty of any kind, all books, documents, EOBs, instruments, files, records, computer software


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programs, tapes, disks, data bases, processes and materials used by such Option
Care Person to operate its business (including the collection or other liquidation of Accounts and other items covered by the definition of Collateral), which license shall be irrevocable so long as any of the Obligations remain outstanding or this Agreement is in effect; PROVIDED that the Lenders' Agent shall not use such license unless an Event of Default exists; and PROVIDED, FURTHER, that should the consent of any licensor of any Option Care Person to such grant of the license described herein be required, each Option Care Person (upon the request of the Lenders' Agent) shall use its best efforts to obtain the consent of such third-party licensor and, in the absence of obtaining such consent, shall, upon request of the Lenders' Agent, download all information required to operate its business (including information required to collect or otherwise liquidate Collateral) contained in such licensed computer software programs, tapes, disks, data bases, processes and materials in a format which is accessible by the Lenders' Agent or otherwise print out such information.

8.    BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES.

8.1 BOOKS AND RECORDS. Each Option Care Person shall maintain, at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in accordance with GAAP consistent with those applied in the preparation of the Financial Statements. Each Option Care Person shall, by means of appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of Property and bad debts, all in accordance with GAAP. Each Option Care Person shall maintain at all times books and records pertaining to the Collateral in such detail, form, and scope as any Lender or the Lenders' Agent shall reasonably require, including without limitation, records of: (a) all payments received and all credits and extensions granted with respect to the Accounts; (b) the return, rejection, repossession, stoppage in transit, loss, damage, or destruction of any Inventory; and (c) all other dealings affecting the Collateral which would reasonably be expected to have a Material Adverse Effect.

8.2 FINANCIAL AND OTHER INFORMATION. Each Option Care Person shall promptly furnish to each Lender or its agents and the Lenders' Agent all such information as such Lender or the Lenders' Agent shall from time to time reasonably request through the Borrowers' Agent, and notify its auditors and accountants that each Lender, its agents and the Lenders' Agent is authorized by each Option Care Person to obtain such information directly from them. Without limiting the foregoing, each Option Care Person shall furnish to the Lenders through the Borrowers' Agent, in such detail as any Lender or the Lenders' Agent shall request, the following:

(a) As soon as available, but in any event not later than 105 days after the close of each Fiscal Year, a copy of Option Care's annual report on Form 10-K filed with the Securities and Exchange Commission or, if Option Care is no longer required to file an annual report on Form 10-K with the Securities and Exchange Commission, consolidated and consolidating audited balance sheets, and statements of operation, and stockholders equity and cash flows for Option Care and its consolidated Subsidiaries for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of Option Care and its consolidated Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements shall be examined in accordance with generally accepted auditing standards and accompanied by a


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report thereon unqualified as to scope by independent certified public accountants selected by Option Care and reasonably satisfactory to the Lenders.

(b) As soon as available, but in any event not later than 50 days after the close of each fiscal quarter other than the fourth quarter of a Fiscal Year, a copy of Option Care's quarterly report on Form 10-Q filed with the Securities and Exchange Commission or, if Option Care is no longer required to file quarterly reports on Form 10-Q with the Securities and Exchange Commission, consolidated and consolidating unaudited balance sheets of Option Care and its consolidated Subsidiaries as at the end of such quarter, and consolidated and consolidating unaudited statements of income and cash flows for Option Care and its consolidated Subsidiaries for such quarter and for the period from the beginning of the Fiscal Year to the end of such quarter, together with the accompanying notes, if any, thereto, all in reasonable detail, fairly presenting the financial position and results of operation of Option Care and its consolidated Subsidiaries as at the date thereof and for such periods, prepared in accordance with GAAP consistent with the audited Financial Statements required pursuant to SECTION 8.2(a). Such statements shall be certified to be fairly stated in all material respects by the chief financial or accounting officer of Option Care, subject to normal year-end adjustments.

(c) As soon as available, but in any event not later than 30 days after the end of each month, consolidated and consolidating unaudited balance sheets of Option Care and its consolidated Subsidiaries as at the end of such month, and consolidated and consolidating unaudited statements of income and expenses for Option Care and its consolidated Subsidiaries for such month and for the period from the beginning of the Fiscal Year to the end of such month, all in reasonable detail, fairly presenting the financial position and results of operation of Option Care and its consolidated Subsidiaries as at the date thereof and for such periods, and prepared in accordance with GAAP consistent with the audited Financial Statements required pursuant to SECTION 8.2(a). Such statements shall be certified to be correct by the chief financial or accounting officer of Option Care, subject to normal year-end adjustments, if any.

(d)        With each of the audited Financial Statements delivered pursuant to
SECTION 8.2(a), a certificate of the independent certified public accountants that examined such statements to the effect that they have reviewed and are familiar with the Loan Documents and that, in examining such Financial Statements, they did not become aware of any fact or condition which then constituted an Event or Event of Default under SECTION 10.20, 10.21, 10.22 or 10.23, except for those, if any, described in reasonable detail in such certificate.

(e) With each of the annual audited and quarterly unaudited Financial Statements delivered pursuant to SECTIONS 8.2(a) and 8.2(b), a certificate of the chief executive or chief financial officer of Option Care (i) setting forth in reasonable detail the calculations required to establish that each Option Care Person was in compliance with its covenants set forth in SECTIONS 10.20, 10.21, 10.22 and 10.23 during the period covered in such Financial Statements, and (ii) stating that, except as explained in reasonable detail in such certificate, (A) all of the representations and warranties of each Option Care Person contained in this Agreement and the other Loan Documents are correct and complete as at the date of such certificate as if made at such time, (B) no Event or Event of Default then exists or existed during the period covered by such Financial Statements. If such certificate discloses that a representation or


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warranty is not correct or complete, or that a covenant has not been complied with, or that an Event or Event of Default existed or exists, such certificate shall set forth what action the applicable Option Care Person has taken or proposes to take with respect thereto.

(f) No sooner than 90 days prior to the beginning of, and not later than January 30 of, each Fiscal Year (beginning with Fiscal Year commencing January 1, 2000), consolidated and consolidating projected balance sheets, statements of income and expense, and statements of cash flow for Option Care and its Subsidiaries on a consolidated basis as at the end of and for each month of such Fiscal Year.

(g) Within 50 days after the end of each fiscal quarter, a report of the Capital Expenditures of Option Care and its Subsidiaries for such quarter and, if Option Care is no longer required to file quarterly reports on Form 10-Q with the Securities and Exchange Commission, a statement of cash flow for Option Care and its Subsidiaries for the period from the beginning of the then current Fiscal Year to the end of such quarter, prepared in accordance with GAAP consistent with the audited Financial Statements required pursuant to
SECTION 8.2(a).

(h) Promptly after their preparation, copies of any and all proxy statements, financial statements, and reports which Option Care makes available to its stockholders.

(i) Promptly after the filing of any regular, periodic or special reports (other than those delivered pursuant to a different clause of this SECTION 8.2), registration statement, prospectus or any amendment to any of the foregoing by Option Care or any of its Subsidiaries with the Securities and Exchange Commission, copies of each such report, registration statement, prospectus or amendment.

(j) Promptly after filing with the PBGC, DOC, or IRS, a copy of each annual report or other filing or notice filed with respect to each Plan of any Option Care Person or any ERISA Affiliate with the PBGC, DOL, or IRS.

(k) Such additional information as any Lender or the Lenders' Agent may from time to time reasonably request regarding the financial and business affairs of any Option Care Person or any Subsidiary, including, without limitation: (i) projections of future operations on both a consolidated and consolidating basis; and (ii) the status and prospects of all outstanding litigation and proceedings affecting any Option Care Person or any officer of any Option Care Person and the terms and conditions of any settlements involving any Option Care Person or any officer of any Option Care Person. The obligations of the Option Care Persons pursuant to this clause (k) shall be limited to the extent that complying with such obligations (x) is prohibited by
(i) applicable law, (ii) a governmental agency or (iii) a contractual restriction (except that this clause (iii) shall not apply to litigation, proceedings or settlements) or (y) would result in a complete waiver of the attorney-client privilege with respect to the matters disclosed.

8.3 NOTICES TO LENDERS AND THE LENDERS' AGENT. Each Option Care Person shall notify the Lenders and the Lenders' Agent in writing through the Borrowers' Agent, of the following matters at the following times:


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(a)        Immediately after becoming aware of the existence of any Event or
Event of Default.

(b) Immediately after becoming aware that the holder of any capital stock having a value of not less than one hundred thousand dollars ($100,000) issued by any Option Care Person has taken any legal action, or that the holder of any Debt of any Option Care Person in excess of two hundred thousand dollars ($200,000) has given notice or taken any action, with respect to a claimed default.

(c) Immediately after becoming aware of any material adverse change in the Property, business, performance, operations, prospects, or condition (financial or otherwise) of any Option Care Person.

(d) Immediately after becoming aware of any pending or threatened action, suit, proceeding, or counterclaim by any Person, or any pending or threatened investigation by a Public Authority, or any actual or potential Government Offset, which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

(e) Immediately after becoming aware of any pending or threatened strike, work stoppage, material unfair labor practice claim, or other material labor dispute affecting any Option Care Person or any of its Subsidiaries.

(f) Immediately after becoming aware of any violation of any law, statute, regulation, or ordinance of a Public Authority applicable to any Option Care Person, any Subsidiary, or their respective Properties which could reasonably be expected to have a Material Adverse Effect.

(g) Immediately after becoming aware of any violation by any Option Care Person of Environmental Law (which violation could reasonably be expected to have a Material Adverse Effect) or immediately upon receipt of any notice that a Public Authority has asserted that any Option Care Person is not in compliance with Environmental Laws or that its compliance is being investigated.

(h) Thirty (30) days prior to any Option Care Person (x) changing its name or the address of its chief executive office, (y) entering into any merger or consolidation or (z) taking any other action which could result in the Security Interest ceasing to be a first priority perfected security interest in favor of the Lenders' Agent.

(i) Immediately after becoming aware of any ERISA Event, accompanied by any materials required to be filed with the PBGC with respect thereto; immediately after any Option Care Person's receipt of any notice concerning the imposition of any withdrawal liability under Section 4042 of ERISA with respect to a Plan; immediately upon the establishment of any Pension Plan not existing at February 5, 1999 or the commencement of contributions by any Option Care Person to any Pension Plan to which any Option Care Person was not contributing at February 5, 1999; and immediately upon becoming aware of any other


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event or condition regarding a Plan or regarding compliance by any Option Care
Person or an ERISA Affiliate with ERISA, which could have a Material Adverse Effect.

(j) Immediately upon becoming aware of any delinquent taxes of any Option Care Person which, individually or in the aggregate, exceed two hundred fifty thousand dollars ($250,000).

         Each notice given under this SECTION 8.3 shall describe the subject matter thereof in reasonable detail and shall set forth the action that the Option Care Persons have taken or propose to take with respect thereto.

         The foregoing shall not limit the obligations of the Option Care Persons to give other notices under this Agreement, including without limitation to notify the Lenders in accordance with SECTION 7.9(d) as to disputes and claims and alleged or asserted Government Offsets.

9.    GENERAL WARRANTIES AND REPRESENTATIONS.

         Each Option Care Person continuously warrants and represents to the Lenders and the Lenders' Agent, at all times during the term of this Agreement and until all Obligations have been satisfied, that, except as hereafter disclosed to and accepted by the Majority Lenders and the Lenders' Agent in writing:

9.1 AUTHORIZATION, VALIDITY, AND ENFORCEABILITY OF THIS AGREEMENT AND THE LOAN DOCUMENTS. Each Option Care Person has the corporate power and authority to execute, deliver and perform this Agreement and the other Loan Documents, to incur the Obligations, and to grant the Security Interest. Each Option Care Person has taken all necessary corporate action (including, without limitation, obtaining approval of its stockholders, if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party. No consent, approval, or authorization of, or declaration or filing with, any Public Authority, and no consent of any other Person, is required in connection with the execution, delivery, and performance of this Agreement and the other Loan Documents by any Option Care Person, except for those already duly obtained. This Agreement and the other Loan Documents to which it is a party have been duly executed and delivered by each Option Care Person and constitute the legal, valid and binding obligations of each Option Care Person, enforceable against it in accordance with their respective terms without defense, setoff, or counterclaim. The execution, delivery, and performance of this Agreement and the other Loan Documents by each Option Care Person do not and shall not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the Property of any Option Care Person or any of its Subsidiaries (except as contemplated by this Agreement and the other Loan Documents) by reason of the terms of (a) any mortgage, lease, agreement, or instrument to which any Option Care Person or any of its Subsidiaries is a party or which is binding upon it, (b) any judgment, law, statute, rule or governmental regulation applicable to any Option Care Person or any of its Subsidiaries, or (c) the certificate or articles of incorporation or bylaws of any Option Care Person or any of its Subsidiaries.


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9.2          VALIDITY AND PRIORITY OF SECURITY INTEREST. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Lenders' Agent for the benefit of the Lenders' Agent and the Lenders, and when all proper filings, recordings, and other actions necessary to perfect such Liens have been made or taken, such Liens shall constitute perfected and continuing Liens on all the Collateral, having priority over all other Liens on the Collateral and enforceable against each Option Care Person and all other Persons.

9.3 ORGANIZATION AND QUALIFICATION. Each Option Care Person: (a) is duly incorporated and organized and validly existing in good standing under the laws of the state of its incorporation; (b) is qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the failure to be so qualified and in good standing could reasonably be expected to result in a Material Adverse Effect; and (c) has all requisite power and authority to conduct its business and to own its Property.

9.4 CORPORATE NAME; PRIOR TRANSACTIONS. The corporate name of each Option Care Person is set forth on its signature page to this Agreement (or, in the case of a Person which becomes a Borrower pursuant to an Additional Borrower Agreement, set forth on its signature page to such Additional Borrower Agreement), and, except as set forth on SCHEDULE 9.4, such Option Care Person has not used any other corporate name during the past five years, it being understood that Option Rx, Inc. is in the process of changing its name to OptionMed, Inc. Since January 1, 1998, no Option Care Person has: been known by or used any doing business as or fictitious name, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its Property out of the ordinary course of business, or been subject to any event, occurrence or proceeding of the type contemplated by any of CLAUSE (f), CLAUSE (g), CLAUSE (h), or CLAUSE (i) of SECTION 12.1, except as set forth on SCHEDULE 9.4.

9.5 SUBSIDIARIES AND AFFILIATES. SCHEDULE 9.5 is a correct and complete list as of the Closing Date of the name and relationship to each Option Care Person of each and all of its Subsidiaries and other Affiliates. Since the Closing Date, each Option Care Person has notified the Lenders as to the name and relationship to such Option Care Person of any other Person which became a Subsidiary or other Affiliate of such Option Care Person after the Closing Date. The Option Care Persons or the applicable Subsidiary of Option Care Persons are the only record and beneficial owner of all of the shares of capital stock, partnership interests or other ownership interests of each of the Subsidiaries, except as specified in SCHEDULE 9.5 or as specified in such notification. There are no proxies, irrevocable or otherwise, with respect to such shares, partnership interests or ownership interests, and no equity securities of any of such Subsidiaries are or may become required to be issued by reason of any options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any capital stock of, partnership interests or ownership interests in any such Subsidiary, and there are no contracts, commitments, understandings or arrangements by which any such Subsidiary is or may become bound to issue additional shares of its capital stock, securities convertible into or exchangeable for such shares, partnership interests or any other ownership interests. All of such shares, partnership interests or ownership interests so owned by each Option Care Person are owned by such Option Care Person free and clear of any Liens other than Permitted Liens. Each Subsidiary is (a) duly incorporated or formed, and duly organized and validly existing in good standing under the laws of its state of incorporation set forth on SCHEDULE 9.5, and (b) qualified to do business as a


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foreign corporation or partnership and in good standing in each jurisdiction in which the failure to be so qualified could result in a Material Adverse
Effect.

9.6          FINANCIAL STATEMENTS AND PLAN.
(a) Option Care has delivered to the Lenders the audited consolidated balance sheet and related consolidated statements of operations, cash flows, and changes in stockholders equity for Option Care and its Subsidiaries as of December 31, 1999 and for the Fiscal Year then ended, accompanied by the report thereon of Option Care's independent certified public accountants, KPMG Peat Marwick LLP. Option Care has also delivered to the Lenders the Form 10-Q of Option Care for the quarterly period ended March 31, 2000. All such financial statements have been prepared in accordance with GAAP and present accurately and fairly Option Care's financial position as at the dates thereof and its results of operations for the periods then ended.

(b) The Latest Plan represents Option Care's best estimate of the future financial performance of Option Care and its Subsidiaries for the periods set forth therein. The Latest Plan has been prepared on the basis of the assumptions set forth therein, which Option Care believes are fair and reasonable in light of current and reasonably foreseeable business conditions.

(c) During the past three (3) years, Option Care has not discharged or replaced its independent certified public accountants, and such accountants have not resigned as such, except as disclosed by Option Care to the Lenders.

9.7 TRUST REIMBURSEMENT AND SECURITY AGREEMENT. The Trust Reimbursement and Security Agreement (as defined in the Existing Loan and Security Agreement) has been terminated and, accordingly, such Trust Reimbursement and Security Agreement is no longer in effect.

9.8 SOLVENCY. Each Option Care Person is Solvent prior to and after giving effect to the making of each Loan.

9.9 DEBT. Except as disclosed in SCHEDULE 9.9, no Option Care Person has any Debt, except as permitted by SECTION 10.12.

9.10 DISTRIBUTIONS. Except as disclosed in writing to the Lenders, since September 30, 1998, no Distribution has been declared, paid, or made upon or in respect of any capital stock or other securities of Option Care.

9.11 TITLE TO PROPERTY. Except for Property which an Option Care Person leases, each Option Care Person has good, indefeasible, and merchantable title to all of its Property including, without limitation, the assets reflected on the most recent Financial Statements delivered to the Lenders, except as disposed of since the date thereof in the ordinary course of business.

9.12 ADEQUATE ASSETS. Each Option Care Person possesses adequate assets for the conduct of its business.

9.13 REAL PROPERTY; LEASES. SCHEDULE 9.13 contains a correct and complete list, as of the Closing Date, of all real property owned by any Option Care Person, all leases and subleases of real or personal property by any Option Care Person as lessee or sublessee, and all leases and subleases of real or personal property by any Option Care Person as lessor or sublessor. Since the Closing Date, each Option Care Person has notified the Lenders as to all


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other real property acquired by such Option Care Person, and all leases and subleases of real property (and all leases or subleases of personal property involving payments by any Option Care Person during any Fiscal Year in excess of two hundred fifty thousand dollars ($250,000), entered into by any Option Care Person after the Closing Date. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect and no default by any party to any such lease or sublease exists.

9.14 PROPRIETARY RIGHTS. SCHEDULE 9.14 contains a correct and complete list, as of the Closing Date, of all the Proprietary Rights of each Option Care Person. Since the Closing Date, each Option Care Person has notified the Lenders as to all other Proprietary Rights of which such Option Care Person became the owner after the Closing Date. None of the Proprietary Rights are subject to any licensing agreement or similar arrangement except as set forth on SCHEDULE 9.14 or in such notification. To the best knowledge of each Option Care Person, none of such Proprietary Rights infringe on or conflict with any other Person's Property and no other Person's Property infringes on or conflicts with the Proprietary Rights. The Proprietary Rights described on SCHEDULE 9.14 or in such notification constitute all of the Property of such type necessary to the current conduct of the business of each Option Care Person.

9.15 TRADE NAMES AND TERMS OF SALE. All trade names or styles under which any Borrower shall sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on
SCHEDULE 9.15. Each Borrower bills each Account Debtor having outstanding Accounts at least once each calendar month. No Borrower redates any invoice or claim form after such invoice or claim form has been sent to an Account Debtor. Each Lender acknowledges that if an Account Debtor which is the "primary" payor does not pay a claim in full or denies such claim, an Option Care Person may send a separate invoice to an Account Debtor which is a "secondary" payor.

9.16 LITIGATION. There is no pending or, to the best knowledge of any Option Care Person, threatened action, suit, proceeding, or counterclaim by any Person, or investigation by any Public Authority, or any basis for any of the foregoing, which would reasonably be expected to result in a Material Adverse Effect.

9.17 RESTRICTIVE AGREEMENTS. No Option Care Person is a party to any contract or agreement, or is subject to any charter or other corporate restriction, which affects its ability to execute, deliver, and perform the Loan Documents, or which could otherwise reasonably be expected to result in a Material Adverse Effect.

9.18 LABOR DISPUTES. As of the Closing Date: (a) there is no collective bargaining agreement or other labor contract covering employees of any Option Care Person or any of its Subsidiaries; (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement; (c) no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of any Option Care Person or any of its Subsidiaries or for any similar purpose; and (d) there is no pending or, to the best knowledge of any Option Care Person, threatened strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting any Option Care Person, or any of its Subsidiaries or their respective employees. Since the Closing Date, each Option Care Person has notified the Lenders as to any matters covered by clause (a),
(b), (c) or (d) of the previous sentence which first arose or existed after the Closing Date.

9.19         ENVIRONMENTAL LAWS.


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(a)                 Each Option Care Person and its Subsidiaries have
complied in all material respects with all Environmental Laws applicable to its Premises and business, and no Option Care Person or any of its Subsidiaries or any of its present Premises or operations, or any of its past property or operations, is subject to any enforcement order from or liability agreement with any Public Authority or private Person respecting (i) compliance with or violation of any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant. For purposes of this SECTION 9.19, "Premises" means an area or areas leased by an Option Care Person or a Subsidiary of an Option Care Person.

(b) Each Option Care Person and its Subsidiaries have obtained all permits necessary for their current operations under Environmental Laws, and all such permits are valid and each Option Care Person and its Subsidiaries are in compliance with all terms and conditions of such permits.

(c) No Option Care Person or any of its Subsidiaries, or, to the best knowledge of any Option Care Person, any of its predecessors in interest, has in violation of applicable law stored, treated or disposed of any Contaminant on any Premises, as defined pursuant to 40 CFR Part 261 or any equivalent Environmental Law.

(d) No Option Care Person or any of its Subsidiaries has received any summons, complaint, order or similar written notice that it is not currently in compliance with, or that any Public Authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant.

(e) To the best knowledge of each Option Care Person, none of the present or past operations of any Option Care Person or any of its Subsidiaries is the subject of any investigation by any Public Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant.

(f) To the best knowledge of each Option Care Person there is not now, nor has there ever been on or in the Premises:

                    (i)   any underground storage tanks or surface impoundments,

                    (ii)  any asbestos-containing material, or

                    (iii) any polychlorinated biphenyls (PCBs) used in hydraulic oils, electrical transformers or other equipment.

(g) No Option Care Person or any of its Subsidiaries has filed any notice under any applicable requirement of Environmental Law reporting a spill or accidental and unpermitted release or discharge of a Contaminant into the environment.


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(h)                 No Option Care Person or any of its Subsidiaries has
entered into any negotiations or settlement agreements with any Person (including, without limitation, the prior owner of its property) imposing material obligations or liabilities on any Option Care Person or any of its Subsidiaries with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim.

(i) None of the products manufactured, distributed or sold by any Option Care Person or any of its Subsidiaries contains asbestos-containing material.

(j) No Environmental Lien has attached to any Premises of any Option Care Person or any of its Subsidiaries.

9.20          HEALTH CARE LAWS.
              (a) Each Option Care Person and its Subsidiaries have complied in all material respects with all Health Care Laws applicable to its business, and no Option Care Person or any of its Subsidiaries or any of its present operations, nor its past operations, is subject to any action, order from or agreement respecting (i) to the best knowledge of each Option Care Person, compliance with any Health Care Law or (ii) to the best knowledge of each Option Care Person, any potential liabilities under Health Care Laws.

              (b) Each Option Care Person and its Subsidiaries have obtained all licenses, permits, accreditations, certifications and approvals necessary for their current operations under Health Care Laws, and all such licenses, permits, accreditations, certifications and approvals are in good standing, and each Option Care Person and its Subsidiaries are in compliance with all material terms and conditions thereof.

              (c) No Option Care Person or any of its Subsidiaries has received any summons, complaint, subpoena, order or other notice that it is not currently in compliance with any Health Care Laws or that it is or may be liable to any other Person under or in connection with any Health Care Laws (unless, with respect to any such order (which is not a judicial order) or any such other notice such Option Care Person is in the process of remediating such noncompliance in accordance with any applicable cure or remediation plan or period set forth in such order or notice).

              (d) To the best knowledge of each Option Care Person, none of the present or past operations of any Option Care Person or any of its Subsidiaries is the subject of any investigation by any Public Authority concerning alleged or potential violations of Health Care Laws.

              (e) No Option Care Person or any of its Subsidiaries has entered into any negotiations or settlement agreements with any Person which impose or could impose material obligations or liabilities on any Option Care Person or any of its Subsidiaries with respect to any Health Care Law.

9.21 NO VIOLATION OF LAW. No Option Care Person is in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation could reasonably be expected to result in a Material Adverse Effect.


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9.22          NO DEFAULT. No Option Care Person is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which any Option Care Person is a party or bound, which default could reasonably be expected to result in a Material Adverse Effect.

9.23          ERISA COMPLIANCE.
(a) Each Plan is in compliance in all respects with the applicable provisions of ERISA, the Code and other federal or state law, except where any failure to comply would not reasonably be expected to have a Material Adverse Effect. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or is maintained in the form of a standardized prototype plan which has received a favorable opinion letter or a favorable notification letter from the IRS, and to the best knowledge of each Option Care Person, nothing has occurred which would materially affect its reliance on such determination letter, opinion letter or notification letter, except where any failure to rely would not reasonably be expected to have a Material Adverse Effect. Each Option Care Person and each ERISA Affiliate have made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code, except where any failure to contribute would not reasonably be expected to have a Material Adverse Effect, has been made with respect to any Plan.

(b) There are no pending or, to the best knowledge of Borrower, threatened claims, actions or lawsuits, or action by any Public Authority, with respect to any Plan which has resulted or could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted in or could reasonably be expected to have a Material Adverse Effect.

(c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any material unfunded liability; (iii) no Option Care Person or any ERISA Affiliate has incurred, or reasonably expects to incur, any material liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) no Option Care Person or any ERISA Affiliate has incurred, or reasonably expects to incur, any material liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) no Option Care Person or any ERISA Affiliate has engaged in a transaction that could subject any Person to Section 4069 or 4212(c) of ERISA.

9.24 TAXES. Each Option Care Person and its Subsidiaries have filed all tax returns and other reports required to be filed and have paid all Taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets that are otherwise due and payable, except for those Taxes, assessments, fees and other governmental charges which are being contested in good faith by appropriate proceedings diligently pursued.

9.25 USE OF PROCEEDS. None of the transactions contemplated in this Agreement or any other Loan Document (including the use of proceeds from the Loans) shall violate or result in the violation of any law, rule or regulation, including Section 7 of the


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Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including the regulations of the Board of Governors of the Federal Reserve System ("Federal Reserve Board"), 12 CFR, Chapter II. No Option Care Person owns or intends to carry or purchase any "margin stock" within the meaning of the regulations of the Federal Reserve Board. The Option Care Persons shall use the proceeds of Term Loans solely for acquisitions permitted by SECTION 10.19. Except as permitted by SECTION 10.19, no Option Care Person has used proceeds of the Loans to invest in any Restricted Investments.

9.26 PRIVATE OFFERINGS. No Option Care Person has, directly or indirectly, offered the Loans for sale to, or solicited offers to buy part thereof from, or otherwise approached or negotiated with respect thereto with any prospective purchaser other than the Lenders. No Option Care Person or any Person acting on its behalf has offered or shall offer the Loans or any part thereof or any similar securities for issue or sale to or solicit any offer to acquire any of the same from anyone so as to bring the issuance thereof within the provisions of Section 5 of the Securities Act of 1933, as amended.

9.27 BROKER'S FEES. No Person is entitled to any brokerage or finder's fee with respect to the transactions described in this Agreement.

9.28 GOVERNMENT REGULATION. No Option Care Person or any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, or any other Requirement of Law that limits its ability to incur indebtedness or its ability to enter into or consummate the transactions contemplated in this Agreement and the other Loan Documents.

9.29 NO MATERIAL ADVERSE CHANGE. No material adverse change has occurred in the Property, business, performance, operations, prospects or condition (financial or otherwise) of any Option Care Person since December 31, 1999.

9.30 DISCLOSURE. Neither this Agreement nor any Borrowing Base Certificate, report, notice, document or statement furnished to any Lender or the Lenders' Agent by or on behalf of any Option Care Person under this Agreement or any other Loan Document contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading.

9.31             FIXED CHARGE COVERAGE. As of December 31, 1998, the ratio of
(a) the sum of (i) EBITDA for the four consecutive fiscal quarters ending on December 31, 1998, plus (ii) the Specified Bad Debt Expense Amount for such four fiscal quarters TO (b) the sum of (i) Interest Expense for such four fiscal quarters, (ii) Capital Expenditures of Option Care and its Subsidiaries during such four fiscal quarters, (iii) payments by any Option Care Person during such four fiscal quarters in respect of earnout obligations related to the buyback of franchises by any Option Care Person,
(iv) actual payments of taxes during such four fiscal quarters, and (v) principal payments which any Option Care Person was required to make on Debt for borrowed money during such four fiscal quarters, which Debt had an original term of at least one year, was not less than 1.1 to 1.

10. AFFIRMATIVE AND NEGATIVE COVENANTS. Each Option Care Person covenants that, so long as any of the Obligations remain outstanding or this Agreement is in effect:

10.1 TAXES AND OTHER OBLIGATIONS. Each Option Care Person and each of its Subsidiaries shall: (a) file when due all tax returns and other reports which it is required to file, pay, or provide for the payment, when due, of all Taxes, fees, assessments and other governmental charges against it or upon its Property, income, and franchises, make all required

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withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and shall provide to the Lenders and the Lenders' Agent, upon request, satisfactory evidence of its timely compliance with the foregoing; and (b) pay when due all Debt owed by it and perform and discharge in a timely manner all other obligations undertaken by it; PROVIDED, HOWEVER, that each Option Care Person and its Subsidiaries need not pay any tax, fee, assessment, governmental charge, or Debt, or perform or discharge any other obligation, that it is contesting in good faith by appropriate proceedings diligently pursued.

10.2 CORPORATE EXISTENCE AND GOOD STANDING. Each Option Care Person shall maintain its corporate existence and its qualification and good standing in all states necessary to conduct its business and own its Property, except where the failure to remain qualified and in good standing could not reasonably be expected to result in a Material Adverse Effect, and shall obtain and maintain all material licenses, permits, franchises and governmental authorizations necessary to conduct its business and own its Property.

10.3 COMPLIANCE WITH LAW AND AGREEMENTS. Each Option Care Person and each of its Subsidiaries shall comply in all material respects with the terms and provisions of each judgment, law, statute, rule, and governmental regulation applicable to it and each contract, mortgage, lien, lease, indenture, order, instrument, agreement, or document to which it is a party or by which it is bound.

10.4 MAINTENANCE OF PROPERTY AND INSURANCE. Each Option Care Person and each of its Subsidiaries shall: (a) maintain all of its Property necessary and useful in its business in good operating condition and repair, ordinary wear and tear excepted; and (b) in addition to the insurance required by SECTION 7.7, maintain with financially sound and reputable insurers such other insurance with respect to its Property and business against casualties and contingencies of such types and in such amounts as is customary for Persons of established reputation engaged in the same or a similar business and similarly situated, naming the Lenders' Agent, at its request, as additional insured under each such policy.

10.5 ENVIRONMENTAL LAWS. Each Option Care Person shall conduct its business in full compliance with all Environmental Laws applicable to it, including, without limitation, those relating to the generation, handling, use, storage, and disposal of Contaminants. Each Option Care Person shall take (and shall cause each of its Subsidiaries to take) prompt and appropriate action to respond to and remediate any non-compliance with Environmental Laws, and shall regularly report to the Lenders' Agent on such response and remediation. Without limiting the generality of the foregoing, whenever any Option Care Person gives any notice pursuant to SECTION 8.3(g) the Option Care Persons shall, at the request of the Majority Lenders and the Lenders' Agent and the expense of the Option Care Persons: (a) cause an independent environmental engineer acceptable to the Lenders and the Borrowers' Agent to conduct such tests of the site where the noncompliance or alleged non-compliance with Environmental Laws has occurred and to prepare and deliver to the Lenders a report setting forth the results of such tests, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof; and (b) provide to the Lenders a supplemental report of such engineer whenever the scope of the environmental problems, or the Option Care Person's response thereto or the estimated costs thereof, shall change.

10.6 HEALTH CARE LAWS. Each Option Care Person and each of its Subsidiaries shall conduct its business in all material respects in compliance with all Health Care Laws applicable to it. Each Option Care Person and its Subsidiaries shall take prompt and appropriate action to respond to and remediate any non-compliance with any Health Care Law. Each Option

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Care Person and each of its Subsidiaries shall promptly report to the
Lender on any such non-compliance and any such response and remediation in each case if such non-compliance or such response and remediation is reasonably likely to have a Material Adverse Effect.

10.7 ERISA. Each Option Care Person shall cause each Plan, which has been designated to be so, to be qualified within the meaning of Section 401(a) of the Code and to be administered in all respects in compliance with
Section 401(a) of the Code, except where any such failure to comply would not reasonably be expected to have a Material Adverse Effect. Each Option Care Person shall cause each Plan to be administered in all respects in compliance with ERISA, except where any such failure to comply would not reasonably be expected to have a Material Adverse Effect.

10.8 MERGERS, CONSOLIDATIONS OR SALES. Without the prior written consent of the Majority Lenders and the Lenders' Agent, no Option Care Person or any of its Subsidiaries shall enter into any transaction of merger, reorganization, or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or any part of its Property, or wind up, liquidate or dissolve, or acquire or purchase any Person or substantially all of the assets of any Person or agree to do any of the foregoing, except: (i) sales of Inventory in the ordinary course of its business; (ii) sales of Equipment permitted under SECTION 7.12; and (iii) the grant or termination of a franchise (provided that acquisitions of franchises are covered by SECTION 10.19).

10.9 DISTRIBUTIONS. Except as permitted by SECTION 10.14, no Option Care Person or any of its Subsidiaries shall directly or indirectly declare or make, or incur any liability to make, any Distribution, except Distributions to a Borrower by a Subsidiary wholly owned by such Borrower.

10.10            TRANSACTIONS HAVING A MATERIAL ADVERSE EFFECT. No Option
Care Person or any of its Subsidiaries shall enter into any transaction after the Closing Date which is reasonably likely to have a Material Adverse Effect.

10.11 GUARANTIES. No Option Care Person or any of its Subsidiaries shall make, issue or become liable on any Guaranty, except Guaranties in favor of the Lenders' Agent and endorsements of instruments for deposit, and except for Guaranties of Debt otherwise expressly permitted hereunder.

10.12 DEBT. No Option Care Person or any of its Subsidiaries shall incur or maintain any Debt, other than: (a) the Obligations; (b) trade payables and contractual obligations to suppliers and customers incurred in the ordinary course of business; (c) other Debt existing on the Closing Date and reflected (x) in the financial statements contained in Option Care's Form 10-Q for the quarterly period ending September 30, 1998, or (y) in SCHEDULE 9.9; (d) accruals required in connection with any Plan; (e) any "earnout arrangements" pertaining to the purchase of a business by any Option Care Person; and (f) other unsecured Debt in an aggregate amount not to exceed two hundred fifty thousand dollars ($250,000) at any one time outstanding.

10.13 PREPAYMENT. No Option Care Person or any of its Subsidiaries shall voluntarily prepay any Debt, except: (a) prepayments of the Obligations in accordance with their terms; (b) prepayments not exceeding two hundred fifty thousand dollars ($250,000) in the aggregate from and after the Closing Date; (c) otherwise with the prior written consent of the Majority Lenders.

10.14 TRANSACTIONS WITH AFFILIATES. Except as set forth below, no Option Care Person or any of its Subsidiaries shall: (a) sell, transfer, distribute, or pay any money or Property to any Affiliate, (b) lend or advance money or Property to any Affiliate, (c) invest in (by capital contribution or otherwise) or purchase or repurchase any stock or indebtedness or any Property

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of any Affiliate, or (d) become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate. Notwithstanding the foregoing, if no Event of Default has occurred and is continuing, each Option Care Person and its Subsidiaries may engage in transactions with Affiliates (including the payment by Option Care of (i) an annual consulting fee of two hundred thousand dollars ($200,000) to EJ Financial Enterprises, Inc. pursuant to the consulting agreement between Option Care and EJ Financial Enterprises, Inc. and (ii) a salary of two hundred thousand dollars ($200,000) to Dr. John N. Kapoor in his capacity as Chairman of Option Care) in the ordinary course of business in amounts and upon terms fully disclosed to the Lenders' Agent and no less favorable to each Option Care Person and its Subsidiaries than would obtain in a comparable arm's length transaction with a third party who is not an Affiliate.

10.15 BUSINESS CONDUCTED. No Option Care Person or any of its Subsidiaries shall engage, directly or indirectly, in any line of business other than the businesses in which such Option Care Person and its Subsidiaries are engaged on the Closing Date.

10.16 LIENS. No Option Care Person or any of its Subsidiaries shall create, incur, assume, or permit to exist any Lien on any Property now owned or hereafter acquired by any of them, except Permitted Liens.

10.17 SALE AND LEASEBACK TRANSACTIONS. Except with the prior written consent of the Majority Lenders, no Option Care Person or any of its Subsidiaries shall, directly or indirectly, enter into any arrangement with any Person providing for such Option Care Person or any such Subsidiary to lease or rent Property that such Option Care Person or Subsidiary has or shall sell or otherwise transfer to such Person.

10.18 NEW SUBSIDIARIES. Except with the prior written consent of the Majority Lenders, no Option Care Person shall, directly or indirectly, organize or acquire any Subsidiary other than those listed on SCHEDULE 9.5.

10.19 RESTRICTED INVESTMENTS. Except with the prior written consent of the Majority Lenders, no Option Care Person or any of its Subsidiaries shall make any Restricted Investment; PROVIDED that without such consent, one or more Option Care Persons may acquire one or more franchisees of any Option Care Person if (i) each such franchisee is such a franchisee on the Closing Date, (ii) the aggregate amount of consideration paid or payable for the acquisition of any such franchisee (whether at the time of such acquisition or at any other time) is not more than five hundred thousand dollars ($500,000), and (iii) the aggregate amount of consideration paid or payable for all acquisitions contemplated by this proviso (whether at the time of any such acquisition or any other time) is not more than one million dollars ($1,000,000).

10.20 CAPITAL EXPENDITURES. Except with the prior written consent of the Majority Lenders, the aggregate amount of all Capital Expenditures by Option Care and its Subsidiaries during any calendar year (beginning with January 1, 1999) shall not exceed one million dollars ($1,000,000).

10.21 FIXED CHARGE COVERAGE. As of the last day of each fiscal quarter of Option Care, Option Care shall maintain a ratio of

                 (a) the sum of the Operating Cash Flow for such four fiscal quarters TO

                 (b) the sum of (i) the Interest Expense for such four fiscal quarters, (ii) payments by any Option Care Person during such four fiscal quarters in respect of earnout obligations related to the buyback of franchises by any Option Care Person, (iii) actual payments of taxes during such four fiscal quarters, and (iv) principal payments which any Option Care


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Person was required to make on Debt for borrowed money during such four fiscal quarters, which Debt had an original term of at least one year, of not less than one and three-quarters (1.75) to one (1).

10.22 DEBT RATIO. Option Care shall not permit the ratio of debt of Option Care on a consolidated basis (determined in accordance with GAAP) to Adjusted Tangible Net Worth to exceed five (5) to one (1).

10.23            ROLLING 4-QUARTER TOTAL DEBT TO OPERATING CASH FLOW RATIO.
Option Care shall not permit the Rolling 4-Quarter Total Debt to Operating Cash Flow Ratio as of the end of any fiscal quarter of Option Care to exceed two and one-half (2.5) to one (1).

10.24 LOAN DOCUMENTS. No Option Care Person shall enter into or permit to exist any amendment, modification, termination, supplement, compromise, satisfaction, release, discharge or waiver of any Loan Document without the prior written consent of the Lender. Except as otherwise provided in this Agreement, no Option Care Person shall sell, assign, pledge or otherwise transfer any of its rights or obligations under any Loan Document without the prior written consent of the Lender.

10.25 FURTHER ASSURANCES. Each Option Care Person shall execute and deliver, or cause to be executed and delivered, to each Lender and the Lenders' Agent such documents, financing statements, instruments and agreements, and shall take or cause to be taken such actions, as such Lender or the Lenders' Agent may, from time to time, request to carry out the terms and conditions of this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, following the occurrence and during the continuance of an Event of Default, the Lenders' Agent may in its discretion request from time to time (and upon the direction of the Majority Lenders, the Lenders' Agent shall request from time to time), the Borrowers' Agent to obtain, and from and after any such request (except to the extent prohibited by applicable law or regulation) the Option Care Persons shall cooperate in good faith with the Lenders and the Lenders' Agent in order to obtain, one or more court orders directing one or more Government Account Debtors to make payments on Accounts directly to the Lenders' Agent.

11.    CONDITIONS PRECEDENT.

11.1 CONDITIONS PRECEDENT TO MAKING OF INITIAL LOANS. The Lenders shall not be obligated to make the initial Loans on or after the Closing Date, unless the following conditions precedent have been satisfied in a manner satisfactory to the Lenders and the Lenders' Agent:

(a) REPRESENTATIONS OF EACH OPTION CARE PERSON AND WARRANTIES; COVENANTS. The representations and warranties contained in this Agreement and the other Loan Documents shall be true, correct and complete; each Option Care Person shall have performed and complied with all covenants, agreements, and conditions contained herein and in the other Loan Documents which are required to have been performed or complied with.

(b) SECRETARY'S CERTIFICATE. Each Lender shall have received a certificate of the Secretary or Assistant Secretary of each Option Care Person certifying (i) the certificate of incorporation referred to in
SECTION 11.1(c), (ii) the by-laws of such Option Care Person, (iii) a copy of the resolutions of the board of directors of such Option Care Person approving this Agreement and the other Loan Documents and the transactions contemplated


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hereby and thereby and (iv) the names and true signatures of the officers of such Option Care Person authorized to sign the Loan Documents (on which certificate each Lender and the Lenders' Agent conclusively may rely until such time as such Lender and the Lenders' Agent receives a revised certificate meeting the requirements hereof).

(c) CERTIFICATE OF INCORPORATION. Each Lender shall have received the certificate of incorporation of each Option Care Person certified by the Secretary of State of the state of incorporation of such Person.

(d) LEGAL OPINIONS. Each Lender shall have received legal opinions from Heroux, Clingen, Callow, Wolfe and McClean, counsel to Option Care Persons, in form and substance satisfactory to the Lenders and their counsel.

(e) UCC MATTERS. Each Lender shall have received acknowledgment copies of UCC financing statements filed on or before the date hereof (including, if requested by any Lender, amendments or assignments of existing UCC financing statements), or other similar instruments or documents, as may be necessary or, in the opinion of the Lenders, desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect the Lenders' Agent's Liens.

(f) FINANCIAL STATEMENTS AND BUSINESS PLAN. Each Lender shall have received Option Care's audited financial statements for Fiscal Year 1999, and Option Care's business plan for Fiscal Year 2000, in each case in form and substance satisfactory to the Lenders.

(g) PLEDGE AGREEMENTS. Each Lender shall have received amendments and restatements of the pledge agreements delivered by Option Care, Rehab Options, Inc. and Option Care Enterprises, Inc. pursuant to the Existing Loan and Security Agreement, each in form and substance satisfactory to the Lenders (such amended and restated pledge agreements, as amended, amended and restated or otherwise modified from time to time, being referred to individually as a "PLEDGE AGREEMENT" and collectively as the "PLEDGE AGREEMENTS"), signed by the parties thereto, whereby such pledgors pledge to the Lenders' Agent all of the capital stock or membership interests, as the case may be, issued by the Borrowers (other than Option Care). The Lenders' Agent shall have received all certificates representing the shares of stock pledged under the Pledge Agreements together with undated, signed stock powers, in form and substance satisfactory to the Lenders, relating thereto.

(h) TRADEMARK SECURITY AGREEMENTS. Each Lender shall have received an amendment and restatement of the trademark security agreements provided pursuant to the Existing Loan and Security Agreement by Option Care, Inc., a California corporation, Management by Information, Inc., and Cordesys Healthcare Management, Inc., in form and substance satisfactory to the Lenders (such amended and restated trademark security agreements, as amended, amended and restated or otherwise modified from time to time, being referred to individually as a "TRADEMARK SECURITY AGREEMENT" and collectively as the "TRADEMARK SECURITY AGREEMENTS"), signed by the parties thereto.


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

(i) LITIGATION. There shall exist no action, suit, investigation, litigation, or proceeding pending or to the knowledge of any Option Care Person threatened in any court or before any arbitrator or governmental instrumentality that in the reasonable judgment of any Lender (x) would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, or properties of any Option Care Person or which could impair the ability of any Option Care Person to perform satisfactorily under this Agreement or (y) would reasonably be expected to materially and adversely affect the transactions contemplated hereby. Each Lender shall be satisfied with the prospects of all outstanding litigation and proceedings affecting any Option Care Person and the terms and conditions of any settlements involving any Option Care Person.

(j) CORPORATE STRUCTURE. Each Lender shall be satisfied with each Option Care Person's corporate structure and ownership of Accounts and other assets.

(k) BLOCKED ACCOUNT AGREEMENT. Each Lender shall have received an amendment and restatement of the Blocked Account Agreement delivered in connection with the Existing Loan and Security Agreement, signed by the parties thereto, which shall be the Amended and Restated Lockbox/Blocked Account Agreement among Northern, the Lenders' Agent and the Option Care Persons.

(l) FACILITY FEE. The Lenders' Agent shall have received payment of the Facility Fee.

(m) PAYMENT OF FEES AND EXPENSES. Option Care shall have paid, to the extent invoiced, the fees and expenses of the Lenders' Agent's outside counsel, Mayer, Brown & Platt, and all other fees and expenses of the Lenders incurred in connection with any of the Loan Documents and the transactions contemplated thereby (including the allocated costs of in-house counsel for non-duplicative work).

(n) REQUIRED APPROVALS. The Lenders shall have received certified copies of all consents or approvals of any Public Authority or other Person which any Lender determines is required in connection with the transactions contemplated by this Agreement.

(o) NO MATERIAL ADVERSE CHANGE. No material adverse change shall have occurred, as determined by the Lenders in their sole discretion, in the business, operations, profits, prospects, or financial condition of any Option Care Person or in the Collateral since February 29, 2000, and Option Care shall have met, from March 1, 2000 to the Closing Date, the Latest Plan, and the Lenders shall have received a certificate from Option Care to such effect.

(p) PROCEEDINGS. All proceedings to be taken in connection with the transactions contemplated by this Agreement, all exhibits and schedules to this Agreement, and all documents contemplated in connection with this Agreement, shall be satisfactory in form and substance to the Lenders and their respective counsel.

(q) EXCESS AVAILABILITY. Upon making the first Revolving Loans on or after the Closing Date (including Revolving Loans made to finance any fee or otherwise as


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

reimbursement for fees, costs and expenses then payable under this Agreement) and with all obligations of the Option Care Persons current, the Availability shall exist in an amount of at least three million five hundred thousand dollars ($3,500,000).

(r) DELIVERY OF DOCUMENTS. The Option Care Persons shall have delivered, or caused to be delivered, to each Lender such other certifications, good standing certificates, documents (including, without limitation, evidence of the federal taxpayer identification number of each Option Care Person), instruments, promissory notes, and agreements as such Lender may request in connection herewith, duly executed by all parties thereto other than such Lender, and in form and substance satisfactory to such Lender and its counsel.

11.2 CONDITIONS PRECEDENT TO EACH LOAN. The obligation of the Lenders to make each Loan shall be subject to the conditions precedent that:

         (a) on the date of any such Loan the following statements shall be true, and the acceptance by any Borrower of any extension of credit shall be deemed to be a statement, representation and warranty to the effect that (i) the representations and warranties contained in this Agreement and the other Loan Documents are correct in all material respects on and as of the date of such Loan as though made on and as of such date, except to the extent the Lenders' Agent and the Lenders have been notified by such Borrower that any representation or warranty is not correct and the Majority Lenders have explicitly waived in writing compliance with such representation or warranty and (ii) no Event or Event of Default has occurred and is continuing, or would result from such Loan; and

         (b) the Lender shall have received the most recent Borrowing Base Certificate delivered pursuant to SECTION 7.8 by 9:00 a.m., Chicago time, on the date on which such Loan is made.

12.   DEFAULT.

12.1 EVENTS OF DEFAULT. It shall constitute an event of default ("EVENT OF DEFAULT") if any one or more of the following shall occur for any reason:

(a) any Option Care Person shall (i) fail to make payment of principal on any Loan when due, or (ii) fail to make payment of interest, fees or any other Obligation when due (and, in the case of this clause (ii), such failure shall continue for a period of two (2) days after the date on which the Lenders' Agent notifies any Option Care Person of any such failure);

(b) any representation or warranty made (or deemed made pursuant to SECTION 11.2) by any Option Care Person in this Agreement, any of the other Loan Documents, any Financial Statement, or any certificate furnished by any Option Care Person or any Subsidiary at any time to any Lender or the Lenders' Agent shall prove to be untrue in any material respect as of the date when made, deemed made, or furnished;

(c) any Option Care Person shall (i) fail to comply with any of the covenants set forth in any of SECTIONS 7.1 through 7.19, 8.1, 8.2, 8.3, 10.6,
10.8 through 10.24, or (ii) fail to comply with any of the covenants set forth in any of SECTIONS 10.1, 10.2, 10.3, 10.4(b),


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10.5, 10.7, or 10.25 (if such failure specified this clause (ii) shall have existed for more than five (5) days after the earlier to occur of (x) the date that any Option Care Person discovers, or reasonably should have discovered, any such failure and (y) the date on which the Lenders' Agent notifies any Option Care Person of any such failure); PROVIDED, HOWEVER, that to the extent that any covenant in SECTION 8.2 or 8.3 specifies the number of days within which any Option Care Person must comply with any reporting requirement therein, such failure shall have existed for the number of days specified in such covenant, plus three (3) days;

(d) any Option Care Person shall fail to comply with any of the other terms, covenants or agreements contained in this Agreement, the other Loan Documents, or any other agreement entered into at any time to which any Option Care Person and the Lenders' Agent are party and such failure shall continue for a period of ten (10) days after the earlier to occur of (i) the date on which the Lenders' Agent notifies any Option Care Person of any such failure and (ii) the date on which any Option Care Person discovers, or reasonably should have discovered, any such failure, or if any such Loan Document or agreement shall terminate (other than in accordance with its terms or with the written consent of the Majority Lenders and the Lenders' Agent) or become void or unenforceable without the written consent of the Majority Lenders and the Lenders' Agent; or any Person shall contest in any manner the validity or enforceability of this Agreement or any of the other Loan Documents or shall deny that any Option Care Person has any further liability or obligation thereunder;

(e) any Option Care Person shall fail to make any payment when due in respect of any Debt (other than the Obligations) in an aggregate amount in excess of two hundred fifty thousand dollars ($250,000) beyond any period of grace or cure provided with respect thereto;

(f) any Option Care Person or any Subsidiary of any Option Care Person shall: (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement or readjustment of its debts or for any other relief under the Federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, trustee or similar officer for it or for all or any part of its Property; (iii) make an assignment for the benefit of creditors; or (iv) admit its inability, or be unable generally, to pay its debts as they become due;

(g) an involuntary petition shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement or readjustment of the debts of any Option Care Person or any Subsidiary of any Option Care Person or for any other relief under the Federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, and thirty (30) days shall pass from the date of such filing or commencement;

(h) a receiver, assignee, liquidator, sequestrator, custodian, trustee or similar officer for any Option Care Person or any Subsidiary of any Option Care Person or for all


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

or any part of their Property shall be appointed involuntarily; or a warrant of attachment, execution or similar process shall be issued against any part of the Property of any Option Care Person or any Subsidiary of any Option Care Person;

(i) any Option Care Person shall file a certificate of dissolution under applicable state law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof;

(j) all or any material part of the Property of any Option Care Person shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such Property or of any Option Care Person shall be assumed by any Public Authority or any court of competent jurisdiction at the instance of any Public Authority and, in either case, the result thereof would have a Material Adverse Effect, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

(k) one or more final judgments for the payment of money aggregating in excess of two hundred fifty thousand dollars ($250,000) shall be rendered against any Option Care Person or any Subsidiary of any Option Care Person and such Option Care Person or such Subsidiary shall fail to discharge the same within thirty (60) days from the date of notice of entry thereof or to appeal therefrom;

(l) any loss, theft, damage or destruction of any item or items of Collateral occurs which: (i) materially and adversely affects the operation of any Option Care Person's business or (ii) is material in amount and is not adequately covered by insurance;

(m) any event or condition shall occur or exist with respect to a Plan that could, in the reasonable judgment of the Majority Lenders, subject any Option Care Person or any Subsidiary of any Option Care Person to any tax, penalty or liability under ERISA, the Code or otherwise which in the aggregate is material in relation to the business, performance, operations, Property, prospects or condition (financial or otherwise) of any Option Care Person;

(n) there occurs any material adverse change in the business, performance, operations, Property, prospects or condition (financial or otherwise) of any Option Care Person, which change would reasonably be expected to have a Material Adverse Effect; or

(o) any Option Care Person shall: (i) withdraw or attempt to withdraw any funds or other items on deposit in any Lockbox or any Blocked Account; (ii) direct or attempt to direct a Blocked Account Bank not to make, or to cease making, transfers of any funds or other items (x) from a Lockbox to a Blocked Account, or (y) from a Blocked Account to the Lenders' Agent or at the direction of the Lenders' Agent; or (iii) without limiting the foregoing, give a "Revocation Order" (as defined in the applicable Blocked Account Agreement) to a Blocked Account Bank.

13.   REMEDIES.


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(a)        If an Event of Default has occurred and is continuing, the Lenders'
Agent may in its discretion, and shall, at the direction of the Majority Lenders, without notice to or demand on any Option Care Person, do one or more of the following at any time or times and in any order: (i) reduce the Availability or one or more of the elements thereof; (ii) restrict the amount of or refuse to permit Loans to be made; (iii) terminate this Agreement; (iv) declare any or all Obligations to be immediately due and payable (PROVIDED, HOWEVER, that upon the occurrence of any Event of Default described in SECTIONS 12.1(f), 12.1(g), 12.1(h) or 12.1(i), all Obligations shall automatically become immediately due and payable); and (v) pursue any other rights and remedies under the Loan Documents and applicable law.

(b) If an Event of Default has occurred and is continuing: (i) the Lenders' Agent shall have for the benefit of the Lenders and the Lenders' Agent, in addition to all other rights of the Lenders and the Lenders' Agent, the rights and remedies of a secured party under the UCC; (ii) the Lenders' Agent may, at any time, take possession of the Collateral and keep it on the Premises of any Option Care Person, at no cost to the Lenders' Agent or the Lenders, or remove any part of it to such other place or places as the Lenders' Agent may desire, and each Option Care Person shall, upon the demand of the Lenders' Agent, at the expense of the Option Care Persons, assemble the Collateral and make it available to the Lenders' Agent at a place reasonably convenient to the Lenders' Agent; and (iii) the Lenders' Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Lenders' Agent deems advisable, in its sole discretion, and may, if the Lenders' Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, each Option Care Person agrees that any notice by the Lenders' Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to such Option Care Person if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least five (5) days prior to such action to the Borrowers' Agent at the address for notices to the Borrowers' Agent determined in accordance with SECTION 15.10. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Lenders' Agent receives payment, and if the buyer defaults in payment, the Lenders' Agent may resell the Collateral without further notice to any Option Care Person. In the event the Lenders' Agent seeks to take possession of all or any portion of the Collateral by judicial process, each Option Care Person irrevocably waives: (a) the posting of any bond, surety or security with respect thereto which might otherwise be required; (b) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (c) any requirement that the Lenders or the Lenders' Agent retain possession and not dispose of any Collateral until after trial or final judgment. Each Option Care Person agrees that the Lenders and the Lenders' Agent have no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Lenders' Agent is hereby granted a license or other right to use, without charge, each Option Care Person's labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and each Option Care Person's rights under all licenses and all franchise agreements shall inure to the benefit of the Lenders' Agent. The proceeds of sale shall be applied first to all expenses of sale,


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including attorney's fees, and second, in whatever order the Lenders' Agent elects, to all Obligations. The Lenders' Agent shall return any excess to the Option Care Persons or such other Person as shall be legally entitled thereto and the Option Care Persons shall remain liable for any deficiency.

(c) Each Option Care Person hereby waives (i) all rights to notice and hearing prior to the exercise by the Lenders' Agent of the rights of the Lenders' Agent to repossess the Collateral without judicial process following the occurrence of an Event of Default or to replevy, attach or levy upon the Collateral without notice or hearing following the occurrence of an Event of Default, and (ii) all rights of set-off and counterclaim against the Lenders and the Lenders' Agent.

14.   TERM AND TERMINATION.

(a) This Agreement shall terminate, without premium or penalty, on February 5, 2002 (the "STATED TERMINATION DATE") unless earlier terminated as provided in this Section.

(b) The Borrowers' Agent may also terminate this Agreement at any time prior to the Stated Termination Date or during any renewal term if all of the following conditions have been satisfied: (i) it gives the Lenders' Agent at least fifteen (15) days' prior written notice of termination; (ii) it pays and performs (or causes to be paid and performed) all Obligations on or prior to the effective date of termination; and (iii) it pays the Termination Fee (or causes the Termination Fee to be paid) to the Lenders' Agent, for the account of the Lenders, based on their Pro Rata Shares, on or prior to the effective date of termination, which payment shall be in addition to the fees required by
SECTION 6.4; PROVIDED, HOWEVER, that the Borrowers' Agent shall not be obligated to pay the Termination Fee if the reason for termination of this Agreement is that (I) the Bank (or any Affiliate thereof) has provided a revolving loan facility to the Borrowers which completely refinances the credit facility provided for in this Agreement; (II) the Lenders' Agent sends a notice to the Borrowers' Agent establishing Other Criteria; or (III) the Lenders' Agent sends a notice to the Borrowers' Agent to the effect that the Lenders' Agent shall maintain a reserve pursuant to clause (E) of the definition of Availability; PROVIDED, FURTHER, HOWEVER, that notwithstanding clauses (II) and
(III) of the preceding proviso, the Borrowers' Agent shall be required to pay the Termination Fee (or to cause the Termination Fee to be paid) if either: (x) the Borrowers' Agent fails to provide written notice to the Lenders' Agent of its intent to terminate this Agreement within fifteen (15) days after (i) the Lenders' Agent sends a notice to the Borrowers' Agent establishing Other Criteria or (ii) the Lenders' Agent sends a notice to the Borrowers' Agent to the effect that the Lenders' Agent shall maintain a reserve pursuant to clause
(E) of the definition of Availability; or (y) the Borrowers' Agent fails to pay and perform (or fails to cause to be paid and performed) all Obligations on or prior to the ninetieth (90th) day following the end of the fifteen (15) day period referred to in clause (x) of this proviso.

(c) The Lenders' Agent may, and at the direction of the Majority Lenders the Lenders' Agent shall, also terminate this Agreement without notice while an Event of Default exists; provided that no Termination Fee shall be payable solely as a result of a termination pursuant to this sentence.

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(d)              Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations shall become immediately due and payable.

(e) Notwithstanding the termination of this Agreement, until all Obligations are paid and performed in full, each of the Lenders' Agent and the Lenders shall retain all its rights and remedies hereunder (including, without limitation, in all then existing and after-arising Collateral).

15.    MISCELLANEOUS.

15.1 CUMULATIVE REMEDIES; NO PRIOR RECOURSE TO COLLATERAL. The enumeration in this Agreement or any other Loan Document of the Lenders' Agent's rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Lenders' Agent may have under the UCC or other applicable law. The Lenders' Agent shall have the right, in its sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy under or in connection with this Agreement or any other Loan Document shall not preclude the exercise of any others, all of which shall be cumulative. The Lenders' Agent may, without limitation, proceed directly against any Option Care Person to collect the Obligations without any prior recourse to the Collateral.

15.2 NO IMPLIED WAIVERS. No act, failure or delay by the Lenders' Agent or any Lender under or in connection with this Agreement or any other Loan Document shall constitute a waiver of any of its rights and remedies. No single or partial waiver by the Lenders' Agent or any Lender of any provision of this Agreement or any other Loan Document, or of breach or default hereunder or thereunder, or of any right or remedy which the Lenders' Agent or any Lender may have, shall operate as a waiver of any other provision, breach, default, right or remedy or of the same provision, breach, default, right or remedy on a future occasion. No waiver by the Lenders' Agent or any Lender shall affect its rights to require strict performance of this Agreement or any other Loan Document.

15.3 SEVERABILITY. Whenever possible, each provision of this Agreement and each other Loan Document shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement or any other Loan Document shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or such other Loan Document.

15.4 GOVERNING LAW. This Agreement and each other Loan Document shall be deemed to have been made in the State of Illinois and shall be governed by and interpreted in accordance with the laws of such state, except that no doctrine of choice of law shall be used to apply the laws of any other state or jurisdiction.

15.5 CONSENT TO JURISDICTION AND VENUE; SERVICE OF PROCESS. Each Option Care Person agrees that, in addition to any other courts that may have jurisdiction under applicable laws, any action or proceeding to enforce or arising out of this Agreement or any of the other Loan Documents may be commenced in the courts of the State of Illinois, or in the United States District Court for the Northern District of Illinois, and each Option Care Person consents and submits in advance to such jurisdiction and agrees that venue shall be proper in such courts on any such matter. The choice of forum set forth in this section shall not be deemed to preclude the enforcement of any judgment obtained in such forum, or the taking of any action under this


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Agreement to enforce the same, in any appropriate jurisdiction. Each Option
Care Person hereby waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail to the Borrowers' Agent, at the address for notices to the Borrowers' Agent determined in accordance with SECTION 15.10. Should any Option Care Person fail to appear or answer any summons, complaint, process or papers so served within thirty (30) days after the mailing or other service thereof, it shall be deemed in default and an order or judgment may be entered against it as demanded or prayed for in such summons, complaint, process or papers.

15.6 WAIVER OF JURY TRIAL. EACH OPTION CARE PERSON HEREBY WAIVES TRIAL BY JURY, RIGHTS OF SETOFF, AND THE RIGHT TO IMPOSE COUNTERCLAIMS IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN OR AMONG THE OPTION CARE PERSONS, THE LENDERS AND THE LENDERS' AGENT. EACH OPTION CARE PERSON CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

15.7 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Option Care Persons contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by any Lender or its agents or the Lenders' Agent or its agents, until the later of (a) the termination of this Agreement and (b) payment and performance in full of all of the Obligations.

15.8 OTHER SECURITY AND GUARANTIES. The Lenders' Agent may, without notice or demand and without affecting the Obligations, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

15.9 FEES AND EXPENSES. The Option Care Persons agree to pay the Lenders and the Lenders' Agent on demand (whether or not any transaction contemplated by this Agreement is consummated) all costs and expenses that any Lender or the Lenders' Agent pays or incurs in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Agreement and the other Loan Documents, including, without limitation: (a) attorneys' and paralegals' fees and disbursements of counsel to any Lender or the Lenders' Agent (including, without limitation, a reasonable estimate of the allocable cost of in-house counsel and staff for non-duplicative work); (b) costs and expenses including attorneys' and paralegals' fees and disbursements (including, without limitation, a reasonable estimate of the allocable cost of in-house counsel and staff for non-duplicative work) for any amendment, supplement, waiver, consent, or subsequent closing in connection with any Loan Document and the transactions contemplated thereby; (c) costs and expenses of lien and title searches and title insurance; (d) Taxes, fees and other charges for filing UCC financing statements and amendments and continuations thereof, and other actions to perfect, protect, and


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

continue the Security Interest; (e) sums paid or incurred to pay any amount or take any action required of any Option Care Person under the Loan Documents that such Option Care Person fails to pay or take; (f) costs of review, due diligence, appraisals, audits, inspections, and verifications of the Collateral and the operations of any Option Care Person, including, without limitation, travel, lodging, meals, and other expenses, together with an allocated "charge" per day for each auditor employed or utilized by the Lenders' Agent for any such purpose (such "charge" per day to be specified from time to time by the Lenders' Agent but, absent an Event of Default, the aggregate "charges" per day during any calendar quarter shall not exceed $5,000 per calendar quarter, it being understood that said $5,000 cap does not cover or limit the other costs and expenses referred to in this clause
(f)); (g) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes; (h) costs and expenses of preserving and protecting the Collateral (including without limitation costs and expenses relating to SECTIONS 7.16 and 7.17); and (i) costs and expenses including attorneys' and paralegals' fees and disbursements (including, without limitation, a reasonable estimate of the allocable cost of in-house counsel and staff) paid or incurred to obtain payment of the Obligations, enforce the Security Interest, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of any Loan Document (including without limitation costs and expenses relating to SECTIONS 7.16 and 7.17), or to defend any claims made or threatened against any Lender or the Lenders' Agent arising out of the transactions contemplated by this Agreement or any other Loan Document (including without limitation, preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by any Option Care Person. All of the foregoing costs and expenses shall be charged to the loan account of Option Care as Revolving Loans.

15.10 NOTICES. Except as otherwise expressly provided herein or in an Exhibit hereto, all notices, demands, and requests that any party hereto is required or elects to give to any other party hereto shall be in writing, shall be delivered personally against receipt, or sent by recognized overnight courier services, or sent by facsimile transmission, or mailed by registered or certified mail, return receipt requested, postage prepaid, and shall be addressed to the party to be notified as follows:

       If to the Lenders' Agent     Bank of America, N.A.
       or to the Bank or to         231 South LaSalle Street, 11th Floor
       Bank of America, N.A.,       Chicago, Illinois 60697
       as Lender:                   Attention: Paula Berry
                                    Facsimile: 312/974-8833

       with a copy to:              Bank of America, N.A.
                                    231 South LaSalle Street, 7th Floor
                                    Chicago, Illinois 60697
                                    Attention: Legal Department, IL1-231-07-17
                                    Facsimile: 312/974-8013

       If to LaSalle Bank           LaSalle Bank National Association
       National Association:        135 South LaSalle Street, Suite 215
                                    Chicago, Illinois 60603
                                    Attention: Dana Friedman


                                  86

                                    Facsimile: 312/904-6457

       with a copy to:              LaSalle Bank National Association
                                    135 South LaSalle Street
                                    Chicago, Illinois 60603
                                    Attention: Legal Department
                                    Facsimile: 312/904-6457

       If to Option Care:           Option Care, Inc.
                                    100 Corporate North
                                    Suite 212
                                    Bannockburn, Illinois 60015
                                    Attention: Chief Financial Officer
                                    Facsimile: 847/615-1795

       with a copy to:              Option Care, Inc.
                                    100 Corporate North
                                    Suite 212
                                    Bannockburn, Illinois 60015
                                    Attention: General Counsel
                                    Facsimile: 847/615-9345

                                    and

                                    Heroux, Clingen, Callow, Wolfe & McLean
                                    2100 Manchester Road
                                    Suite 1750
                                    Wheaton, Illinois 60187
                                    Attention: Kenneth W. Clingen
                                    Facsimile: 630/871-9869

or to such other address as each party may designate for itself by like notice. Any such notice, demand, or request shall be deemed given when received if personally delivered or sent by overnight courier or facsimile transmission, or when deposited in the United States mails, postage paid, if sent by registered or certified mail.

15.11            INDEMNIFICATION.

           (a) EACH OPTION CARE PERSON HEREBY INDEMNIFIES, DEFENDS AND HOLDS EACH LENDER, THE LENDERS' AGENT, AND THE RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND COUNSEL OF EACH LENDER AND OF THE LENDERS' AGENT, HARMLESS FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES, DEFICIENCIES, JUDGMENTS, PENALTIES OR EXPENSES IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ANY OF THEM, WHETHER DIRECT, INDIRECT OR CONSEQUENTIAL ARISING OUT OF OR BY REASON OF ANY LITIGATION, INVESTIGATIONS, CLAIMS, OR PROCEEDINGS (WHETHER BASED


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

ON ANY FEDERAL, STATE OR LOCAL LAWS OR OTHER STATUTES OR REGULATIONS, INCLUDING, WITHOUT LIMITATION, SECURITIES, ENVIRONMENTAL, OR COMMERCIAL LAWS AND REGULATIONS, UNDER COMMON LAW OR AT EQUITY, OR ON CONTRACT OR OTHERWISE) COMMENCED OR THREATENED, WHICH ARISE OUT OF OR ARE IN ANY WAY BASED UPON THE NEGOTIATION, PREPARATION, EXECUTION, DELIVERY, ENFORCEMENT, PERFORMANCE OR ADMINISTRATION OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR ANY UNDERTAKING OR PROCEEDING RELATED TO ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACT, OMISSION TO ACT, EVENT OR TRANSACTION RELATED OR ATTENDANT THERETO, INCLUDING, WITHOUT LIMITATION, AMOUNTS PAID IN SETTLEMENT, COURT COSTS, AND THE FEES AND EXPENSES OF COUNSEL INCURRED IN CONNECTION WITH ANY SUCH LITIGATION, INVESTIGATION, CLAIM OR PROCEEDING AND FURTHER INCLUDING, WITHOUT LIMITATION, ALL LOSSES, DAMAGES (INCLUDING CONSEQUENTIAL DAMAGES), EXPENSES OR LIABILITIES SUSTAINED BY ANY LENDER OR THE LENDERS' AGENT IN CONNECTION WITH ANY ENVIRONMENTAL INSPECTION, MONITORING, SAMPLING, OR CLEANUP OF THE ENCUMBERED REAL ESTATE REQUIRED OR MANDATED BY ANY ENVIRONMENTAL LAW (ALL OF THE LOSSES, CLAIMS, DAMAGES, LIABILITIES, DEFICIENCIES, JUDGMENTS, PENALTIES, FEES, EXPENSES, AMOUNTS PAID IN SETTLEMENT AND COURT COSTS REFERRED TO ABOVE IN THIS PARAGRAPH (A) BEING REFERRED TO COLLECTIVELY AS THE "INDEMNIFIED LIABILITIES"); PROVIDED, HOWEVER, THAT THE OPTION CARE PERSONS SHALL NOT INDEMNIFY A PARTICULAR LENDER, ITS DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND COUNSEL FROM SUCH DAMAGES RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PARTICULAR LENDER, ITS DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND COUNSEL.

           (b) Each Option Care Person hereby indemnifies, defends and holds harmless the Lender from any loss or liability directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a Hazardous Substance. This indemnity shall apply whether the Hazardous Substance is on, under or about any Option Care Person's property or operations or property leased to any Option Care Person. The indemnity includes but is not limited to attorneys' fees (including the reasonable estimate of the allocated cost of in-house counsel and staff). The indemnity extends to the Lender, its parent, subsidiaries and all of their directors, officers, employees, agents, successors, attorneys and assigns. "Hazardous Substances" means any substance, material or waste that is or becomes designated or regulated as "toxic," "hazardous," "pollutant," or "contaminant" or a similar designation or regulation under any federal, state or local law (whether under common law, statute, regulation or otherwise) or judicial or administrative interpretation of such, including without limitation petroleum or natural gas.

           (c) Without limiting the foregoing, if, by reason of any suit or proceeding of any kind, nature, or description against any Option Care Person or by any Option Care Person or any other Person against any Lender or the Lenders' Agent, which in the sole discretion of such


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

Lender or the Lenders' Agent makes it advisable for such Lender or the Lenders' Agent to seek counsel for protection and preservation of its liens and security assets, or to defend its own interest, such expenses and counsel fees shall be allowed to such Lender and the Lenders' Agent. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this
SECTION 15.11 may be unenforceable because it is violative of any law or public policy, each Option Care Person shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all indemnified matters incurred by each Lender or the Lenders' Agent. The indemnity contained in this SECTION 15.11 shall survive the payment of the Obligations and the termination of this Agreement. All of the foregoing costs and expenses shall be part of the Obligations and secured by the Collateral.

           (d) Without limiting the foregoing, the Option Care Persons shall reimburse each Lender and the Lenders' Agent on demand for any amount paid by such Lender or the Lenders' Agent to a Blocked Account Bank pursuant to a Blocked Account Agreement.

15.12 WAIVER OF NOTICES. Unless otherwise expressly provided herein, each Option Care Person waives presentment, protest and notice of demand or dishonor and protest as to any instrument, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on any Option Care Person which a Lender or the Lenders' Agent may elect to give shall entitle any Option Care Person to any or further notice or demand in the same, similar or other circumstances.

15.13 BINDING EFFECT; ASSIGNMENTS; PARTICIPATIONS. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors and assigns of the parties hereto; PROVIDED, HOWEVER, that no interest in this Agreement may be assigned by any Option Care Person without the prior written consent of the Lenders and the Lenders' Agent.

           (b) Any Lender may, with the written consent of the Lenders' Agent (which consent shall not be unreasonably withheld), assign and delegate to one or more Eligible Assignees (PROVIDED that no consent of the Lenders' Agent shall be required in connection with any assignment and delegation by a Lender to an affiliate of such Lender) (each an "ASSIGNEE") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of five million dollars ($5,000,000) (PROVIDED that, unless an assignor Lender has assigned and delegated all of its Loans and Commitments, no such assignment and/or delegation shall be permitted unless, after giving effect thereto, such assignor Lender retains a Commitment in a minimum amount of five million dollars ($5,000,000); PROVIDED, HOWEVER, that the Borrowers' Agent and the Lenders' Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrowers' Agent and the Lenders' Agent by such Lender and the Assignee;
(ii) such Lender and its Assignee shall have delivered to the Borrowers' Agent and the Agent an assignment and acceptance in form and substance reasonably satisfactory to such Lender, such Assignee and the Lenders' Agent ("ASSIGNMENT AND ACCEPTANCE"); and (iii) the assignor Lender or Assignee has paid to the Lenders' Agent a processing fee in the amount of three thousand dollars ($3,000).

         (c) From and after the date that the Lenders' Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

         (d) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto or the attachment, perfection, or priority of any Lien granted by the Option Care Persons to the Lenders' Agent or any Lender in the Collateral; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Option Care Person or the performance or observance by any Option Care Person of any of its obligations under this Agreement or any other Loan Document; (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;
(iv) such Assignee will, independently and without reliance upon the Lenders' Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Assignee appoints and authorizes the Lenders' Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Lenders' Agent by the terms hereof, together with such powers, including the discretionary rights and incidental powers, as are reasonably incidental thereto; and (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

         (e) Immediately upon satisfaction of the requirements of SECTION 15.13(b), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce the Commitment of the assigning Lender PRO TANTO.

         (f) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of any Option Care Person (a "PARTICIPANT") participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; PROVIDED, HOWEVER, that (i) the originating Lender's obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrowers' Agent and the Lenders' Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any modification, rescission, waiver, release or amendment with respect to this Agreement or any other Loan Document, and all amounts payable by the Borrowers' Agent or the Lenders' Agent hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent and subject to the same limitation as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

         (g) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Board or U.S. Treasury Regulation 31 CFR Section 203.14, and such Federal Reserve may enforce such pledge or security interest in any manner permitted under applicable law.

15.14 MODIFICATION. This Agreement is intended by the parties hereto to be the final, complete, and exclusive expression of the agreement between them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties. No modification, rescission, waiver, release, or amendment of any provision of this Agreement (including the Schedules and Exhibits hereto) shall be made, except by a written agreement signed by the Majority Lenders (or by the Lenders' Agent at the written request of the Majority Lenders) and the Option Care Persons and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no such modification, rescission, waiver, release or amendment shall, unless in writing and signed by all the Lenders and the Option Care Persons and acknowledged by the Lenders' Agent, do any of the following:

         (a)  increase or extend the Commitment of any Lender;

         (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

         (c) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

         (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

         (e) increase any of the percentages set forth in the definition of Availability;

         (f) amend this Section or any provision of this Agreement providing for consent or other action by all Lenders or by the Majority Lenders;

         (g) release Collateral other than as permitted by the terms of this Agreement;

         (h)  change the definitions of "Majority Lenders"; or

         (i) increase the Maximum Revolving Credit Line or the Term Loan Commitment.

15.15 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

15.16 CAPTIONS. The captions contained in this Agreement or any other Loan Document (including without limitation the table of contents and the exhibits and schedules hereto or thereto) are for convenience only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

15.17 RIGHT OF SET-OFF. In addition to any rights and remedies of the Lenders provided under this Agreement or any other Loan Document or under applicable law, whenever an Event of Default exists, each Lender is hereby authorized at any time and from time to time, without prior notice to any Option Care Person, any such notice being waived by each Option Care Person to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or any affiliate of such Lender to or for the credit or the account of any Option Care Person against any and all of the Obligations owing to such Lender, whether or not then due and payable without prior notice to each Option Care Person, any such notice being waived by any Option Care Person to the fullest extent permitted by law. Each Lender agrees to notify the Borrowers' Agent and the Lenders' Agent promptly after any such setoff and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SET-OFF, BANKER'S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF ANY OPTION CARE PERSON HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN UNANIMOUS CONSENT OF THE LENDERS.

15.18      [Reserved].

15.19 ADDITIONAL BORROWERS. Any Subsidiary wholly owned by Option Care (or wholly owned by any Subsidiary of Option Care) that is not a Borrower party hereto on the Closing Date may become a Borrower party to this Agreement upon the satisfaction of the following conditions: (a) such Subsidiary and Option Care shall have signed and delivered to the Lenders an agreement substantially in the form of EXHIBIT B hereto (an "ADDITIONAL BORROWER AGREEMENT"); (b) each Lender shall have received such other documents, agreements, instruments and opinions as it may reasonably request in connection with such Subsidiary becoming a Borrower, which shall be in form and substance reasonably satisfactory to such Lender, including without limitation items of the type delivered pursuant to SECTION 11.1; (c) each Lender shall have had a reasonable period of time to conduct (and to cause one or more of its agents or representatives to conduct) due diligence with respect to such Subsidiary, such Subsidiary and the Option Care Persons shall have fully cooperated with the Lenders and such agents and representatives in connection with such due diligence, and the results of such due diligence are satisfactory to the Lenders; (d) such Subsidiary shall be in the same line of business that one or more of the Borrowers were engaged in on the Closing Date; and (e) the Lenders shall have sent the Borrowers' Agent a notice substantially in the form of EXHIBIT C hereto (an "ADDITIONAL BORROWER CONSENT NOTICE").

15.20 JOINT AND SEVERAL LIABILITY. (a) The Borrowers shall be jointly and severally liable for all Loans and other amounts due to the Lenders and the Lenders' Agent under this Agreement, regardless of which Borrower actually receives Loans or other extensions of credit hereunder or the amount of such Loans received or the manner in which the Lender accounts for such Loans or other extensions of credit on its books and records. Each Borrower's Obligations with respect to Loans made to it, and each Borrower's Obligations arising as a result of the joint and several liability of the Borrowers hereunder with respect to Loans made to the other Borrowers hereunder, shall be separate and distinct obligations, but all such Obligations shall be primary obligations of such Borrower.

         (b) Each Borrower's Obligations arising as a result of the joint and several liability of such Borrower hereunder with respect to Loans or other extensions of credit made to the other Borrowers hereunder shall, to the fullest extent permitted by law, be absolute and unconditional irrespective of
(i) the validity, legality, enforceability, avoidance or subordination of the Obligations of any other Borrower or of any promissory note or other document evidencing all or any part of the Obligations of any other Borrower, (ii) the absence of any attempt to collect the Obligations from any other Borrower, any other guarantor, or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by any Lender or the Lenders' Agent with respect to any Obligations or any provision of any instrument evidencing the Obligations of any other Borrower, or any part thereof, or any other agreement now or hereafter executed by any other Borrower and delivered to any Lender or the Lenders' Agent, (iv) the failure by any Lender or the Lenders' Agent to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations of any other Borrower, (v) the election of any Lender or of the Lenders' Agent, in any proceeding instituted under the Federal Bankruptcy Code, of the application of
Section 1111(b)(2) of the Federal Bankruptcy Code, (vi) any borrowing or grant of a security interest by any other Borrower, as debtor-in-possession, under
Section 364 of the Federal Bankruptcy Code, (vii) the disallowance of all or any portion of the Lender's claim(s) for the repayment of the Obligations of any other Borrower under Section 502 of the Federal Bankruptcy Code, or (viii) any other events, conditions or circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of a surety or of any Borrower. With respect to any Borrower's Obligations arising as a result of the joint and several liability of the Borrowers hereunder with respect to Loans or other extensions or credit made to any other Borrower hereunder, each Borrower waives, until all of the Obligations shall have been paid in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which any Lender or the Lenders' Agent now has or may hereafter have against any Borrower, any endorser or any guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to any Lender or the Lenders' Agent to secure payment of the Obligations or any other liability of any Borrower to the Lender.

         (c) Upon any Event of Default, the Lenders' Agent may proceed directly and at once, without notice, against any Borrower to collect and recover the full amount, or any portion of, the Obligations, without first proceeding against any other Borrower or any other Person, or against any security or collateral for the Obligations. Each Borrower consents and agrees that neither the Lender nor the Lenders' Agent shall be under any obligation to marshal any assets in favor of any Borrower or against or in payment of any or all of the Obligations.

         (d) Notwithstanding the other provisions of this Agreement, each Option Care Person shall be liable under this Agreement only for the maximum amount of such liability that can hereby be incurred without rendering its obligations under this Agreement voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.

15.21 EFFECT ON EXISTING LOAN AND SECURITY AGREEMENT. This Agreement amends and restates the Existing Loan and Security Agreement effective as of the date of this Agreement. This Agreement shall not effect a novation of the obligations of the parties to the Existing Loan and Security Agreement, but instead shall be merely a restatement and, where applicable, an amendment of the terms governing such obligations. The parties hereto hereby affirm, ratify and confirm all transactions pursuant to the Existing Loan and Security Agreement.

15.22 OBLIGATIONS OF LENDERS. The obligations of the Lenders under this Agreement or any other Loan Document shall be several and not joint.

16.      THE AGENT.

16.1 APPOINTMENT AND AUTHORIZATION. Each Lender hereby designates and appoints the Bank as the Lenders' Agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Lenders' Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The Lenders' Agent agrees to act as such on the express conditions contained in SECTIONS 16.1 through 16.17. The provisions of SECTIONS 16.1 through 16.17 applicable to the Lenders' Agent are solely for the benefit of the Lenders' Agent, and the Lenders and the Option Care Persons shall have no rights as a third party beneficiary of any of the provisions contained herein. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Lenders' Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Lenders' Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Lenders' Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Lenders' Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, the Lenders' Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Lenders' Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including (a) the determination of the applicability of ineligibility criteria with respect to the determination of the Eligible Accounts, (b) the making of Lenders' Agent Advances pursuant to SECTION 2.2, and (c) the exercise of remedies pursuant to this Agreement and any other Loan Document, and any action so taken or not taken shall be deemed consented to by the Lenders.

16.2 DELEGATION OF DUTIES. The Lenders' Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Lenders' Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

16.3 LIABILITY OF THE LENDERS' AGENT RELATED PERSONS. None of the Lenders' Agent Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by any Option Care Person or any Subsidiary or Affiliate of the any Option Care Person, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Lenders' Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Option Care Person or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Lenders' Agent Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Option Care Person or any of the Subsidiaries or Affiliates of any Option Care Person.

16.4 RELIANCE BY THE LENDERS' AGENT. The Lenders' Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Option Care Person), independent accountants and other experts selected by the Lenders' Agent. The Lenders' Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

The Lenders' Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

16.5 NOTICE OF DEFAULT. The Lenders' Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Lenders' Agent shall have received written notice from a Lender or the Borrowers' Agent referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Lenders' Agent shall notify the Lenders of its receipt of any such notice. The Lenders' Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Lenders in accordance with this Agreement; PROVIDED, HOWEVER, that unless and until the Lenders' Agent has received any such request, the Lenders' Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

16.6 CREDIT DECISION. Each Lender acknowledges that none of the Lenders' Agent Related Persons has made any representation or warranty to it, and that no act by the Lenders' Agent hereinafter taken, including any review of the affairs of any Option Care Person and any Affiliates of any Option Care Person, shall be deemed to constitute any representation or warranty by any Lenders' Agent-Related Person to any Lender. Each Lender represents to the Lenders' Agent that it has, independently and without reliance upon any Lenders' Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Option Care Persons and the Affiliates of the Option Care Persons, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers. Each Lender also represents that it shall, independently and without reliance upon any Lenders' Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Option Care Persons. Except for any documents expressly herein required to be furnished to the Lenders by the Lenders' Agent, the Lenders' Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Option Care Persons which may come into the possession of any of the Lenders' Agent Related Persons.

16.7 INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Lenders' Agent Related Persons (to the extent not reimbursed by or on behalf of the Option Care Persons and without limiting the obligation of the Option Care Persons to do so), pro rata based on their Pro Rata Shares, from and against any and all Indemnified Liabilities as such term is defined in SECTION 15.11 (including any amounts paid by the Lenders' Agent under or in connection with a Blocked Account Agreement); PROVIDED, HOWEVER, that no Lender shall be liable for the payment to the Lenders' Agent Related Persons of any portion of such Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of a Lenders' Agent Related Person. Without limitation of the foregoing, each Lender shall reimburse the Lenders' Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Lenders' Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Lenders' Agent is not reimbursed for such expenses by or on behalf of the Option Care Persons. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Lenders' Agent.

16.8 LENDERS' AGENT IN INDIVIDUAL CAPACITY. The Bank and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any Option Care Person and the Affiliates of any Option Care Person as though the Bank were not the Lenders' Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, the Bank or its Affiliates may receive information regarding the Option Care Persons and Affiliates of the Option Care Persons (including information that may be subject to confidentiality obligations in favor of an Option Care Person or an Affiliate of an Option Care Person) and acknowledge that the Lenders' Agent and the Bank shall be under no obligation to provide such information to them. With respect to its Loans, the Bank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Lenders' Agent, and the terms "Lender" and "Lenders" include the Bank in its individual capacity.

16.9 SUCCESSOR AGENT. The Lenders' Agent may resign as Lenders' Agent upon sixty (60) days' notice to the Lenders and the Borrower, such resignation to be effective upon the acceptance of a successor agent to its appointment as Lenders' Agent. In the event the Bank sells all of its Commitment and Loans as part of a sale, transfer or other disposition by the Bank of substantially all of its loan portfolio, the Bank shall resign as Lenders' Agent and such purchaser or transferee shall become the successor Lenders' Agent hereunder. If the Lenders' Agent resigns under this Agreement, subject to the proviso in the preceding sentence, the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Lenders' Agent, the Lenders' Agent may appoint, after consulting with the Lenders and the Borrowers' Agent, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Lenders' Agent and the term "Lenders' Agent" shall mean such successor agent and the retiring Lenders' Agent's appointment, powers and duties as Lenders' Agent shall be terminated. After any retiring Lenders' Agent's resignation hereunder as Lenders' Agent, the provisions of SECTIONS
16.1 through 16.17 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Lenders' Agent under this Agreement.

16.10 WITHHOLDING TAX. (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Lenders' Agent, to deliver to the Lenders' Agent:

              (i) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States of America tax treaty, properly completed IRS Form W-8BEN before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

              (ii) if such Lender claims that interest paid under this Agreement is exempt from United States of America withholding tax because it is effectively connected with a United States of America trade or business of such Lender, two properly completed and executed copies of IRS Form W-8ECI before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9; and

              (iii) such other form or forms as may be required under the Code or other laws of the United States of America as a condition to exemption from, or reduction of, United States of America withholding tax.

Such Lender agrees to promptly notify the Lenders' Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

         (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States of America tax treaty by providing IRS Form W-8BEN and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Lender, such Lender agrees to notify the Lenders' Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrowers to such Lender. To the extent of such percentage amount, the Lenders' Agent shall treat such Lender's IRS Form W-8BEN as no longer valid.

         (c) If any Lender claiming exemption from United States of America withholding tax by filing IRS Form W-8ECI with the Lenders' Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

         (d) If any Lender is entitled to a reduction in the applicable withholding tax, the Lenders' Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Lenders' Agent, then the Lenders' Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

         (e) If the IRS or any other Governmental Authority of the United States of America or other jurisdiction asserts a claim that the Lenders' Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Lenders' Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Lenders' Agent fully for all amounts paid, directly or indirectly, by the Lenders' Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Lenders' Agent under this Section, together with all costs and expenses (including fees and disbursements of counsel). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Lenders' Agent.

16.11    COLLATERAL MATTERS.

(a) The Lenders hereby irrevocably authorize the Lenders' Agent, at its option and in its sole discretion, to release any Lenders' Agent's Lien upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrowers of all Loans and all other Obligations;
(ii) constituting property being sold or disposed of if the Borrowers' Agent certifies to the Lenders' Agent that the sale or disposition is made in compliance with the terms of this Agreement (and the Lenders' Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which the Borrowers owned no interest at the time the Lien was granted or at any time thereafter; or (iv) constituting property leased to a Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement. Except as provided above, the Lenders' Agent shall not release any of the Lenders' Agent's Liens without the prior written authorization of the Lenders; PROVIDED that the Lenders' Agent may, in its discretion, release the Lenders' Agent's Liens on Collateral valued in the aggregate not in excess of one hundred thousand dollars ($100,000) during any one year period without the prior written authorization of the Lenders. Upon request by the Lenders' Agent or the Borrowers' Agent at any time, the Lenders shall confirm in writing the Lenders' Agent's authority to release any Lenders' Agent's Liens upon particular types or items of Collateral pursuant to this SECTION 16.11.

(b) Upon receipt by the Lenders' Agent of any authorization required pursuant to clause (a) above from the Lenders of the Lenders' Agent's authority to release any Lenders' Agent's Liens upon particular types or items of Collateral, and upon at least five (5) Business Days prior written request by the Borrowers' Agent, the Lenders' Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Lenders' Agent's Liens upon such Collateral; PROVIDED, HOWEVER, that (i) the Lenders' Agent shall not be required to execute any such document on terms which, in the Lenders' Agent's opinion, would expose the Lenders' Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of any Borrower in respect of) all interests retained by any Borrower, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

(c) The Lenders' Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by any Borrower or is cared for, protected or insured or has been encumbered, or that the Lenders' Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Lenders' Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Lenders' Agent may act in any manner it may deem appropriate, in its sole discretion given the Lenders' Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Lenders' Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

16.12 RESTRICTIONS ON ACTIONS BY LENDERS; SHARING OF PAYMENTS. (a) Each of the Lenders agrees that it shall not, without the express consent of all Lenders, and that it shall, to the extent it is lawfully entitled to do so, upon the request of all Lenders, set off against the Obligations, any amounts owing by such Lender to the Borrowers or any accounts of the Borrowers now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Lenders' Agent, take or cause to be taken any action to enforce its rights under this Agreement or against any Option Care Person, including the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

              (b) If at any time or times any Lender shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Obligations of the Borrowers to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Lenders' Agent pursuant to the terms of this Agreement, or (ii) payments from the Lenders' Agent in excess of such Lender's ratable portion of all such distributions by the Lenders' Agent, such Lender shall promptly (1) turn the same over to the Lenders' Agent, in kind, and with such endorsements as may be required to negotiate the same to the Lenders' Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; PROVIDED, HOWEVER, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

16.13 AGENCY FOR PERFECTION. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders' security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender (other than the Lenders' Agent) obtain possession of any such Collateral, such Lender shall notify the Lenders' Agent thereof, and, promptly upon the Lenders' Agent's request therefor shall deliver such Collateral to the Lenders' Agent or in accordance with the Lenders' Agent's instructions.

16.14 PAYMENTS BY THE LENDERS' AGENT TO LENDERS. All payments to be made by the Lenders' Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to each Lender pursuant to wire transfer instructions delivered in writing to the Lenders' Agent on or prior to the Closing Date (or if such Lender is an Assignee, in the applicable Assignment and Acceptance), or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Lenders' Agent.

Concurrently with each such payment, the Lenders' Agent shall identify whether such payment (or any portion thereof) represents principal or interest on the Revolving Loans, Term Loans or otherwise.

16.15 CONCERNING THE COLLATERAL AND THE RELATED LOAN DOCUMENTS. Each Lender authorizes and directs the Lenders' Agent to enter into this Agreement and the other Loan Documents, for the ratable benefit and obligation of the Lenders' Agent and the Lenders. Each Lender agrees that any action taken by the Lenders' Agent or Majority Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Lenders' Agent or the Majority Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

16.16    FIELD AUDIT AND EXAMINATION REPORTS; DISCLAIMER BY LENDERS. Each
Lender:

(a) shall be deemed to have requested that the Lenders' Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "REPORT" and collectively, "REPORTS") prepared by the Lenders' Agent;

(b) expressly agrees and acknowledges that neither the Bank nor the Lenders' Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

(c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Lenders' Agent or the Bank or other party performing any audit or examination shall inspect only specific information regarding the Option Care Persons and shall rely significantly upon the books and records of the Option Care Persons, as well as on representations of the personnel of the Option Care Persons;

(d) agrees to keep all Reports confidential and strictly for its internal use, and not to distribute except to its participants, or use any Report in any other manner; and

(e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Lenders' Agent harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of the Borrowers; and
(ii) to pay and protect, and indemnify, defend and hold the Lenders' Agent harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including fees and disbursements of counsel) incurred by the Lenders' Agent preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

16.17 RELATION AMONG LENDERS. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Lenders' Agent) authorized to act for, any other Lender.

16.18 ASSIGNMENT AND PURCHASE OF PRO RATA SHARE. On the Closing Date, Bank of America, N.A. agrees to assign to LaSalle Bank National Association, and LaSalle Bank

National Association agrees to purchase from Bank of America, N.A., LaSalle Bank National Association's Pro Rata Share of Loans (and interest thereon) existing under the Existing Loan and Security Agreement. Such payment shall be made in immediately available funds in Dollars to an account to be specified by Bank of America, N.A. This assignment shall be made without any representation, warranty or recourse whatsoever.



                            [SIGNATURES FOLLOW]

         IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                    BANK OF AMERICA, N.A., as a Lender and as the Lenders' Agent

                                    By:
                                       --------------------------------------
                                       Vice President

                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    as a Lender

                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                    OPTION CARE, INC., individually and as the Borrowers' Agent


                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                                                    By:
                                                                       ------

                                       Name:
                                       Title:


                                    BORROWERS:

                                    OPTION CARE, INC.


                                                                    By:
                                                                       ------
                                       Name:
                                       Title:

                                                                    By:
                                                                       ------
                                       Name:
                                       Title:


                                    OPTION CARE ENTERPRISES, INC., a Delaware corporation


                                                                    By:
                                                                       ------
                                       Name:
                                       Title:

                                                                    By:
                                                                       ------
                                       Name:
                                       Title:

                                    OPTION CARE ENTERPRISES, INC., a
                                    Pennsylvania corporation


                                                                    By:
                                                                       ------
                                       Name:
                                       Title:


                                    OPTION CARE, INC., a California corporation


                                                                    By:
                                                                       ------
                                       Name:
                                       Title:


                                    MANAGEMENT BY INFORMATION, INC.


                                                                    By:
                                                                       ------
                                       Name:
                                       Title:


                                    OPTION CARE HOME HEALTH OF
                                    CALIFORNIA, INC.


                                                                    By:
                                                                       ------
                                       Name:
                                       Title:

                                    OPTION CARE HOSPICE, INC.


                                                                    By:
                                                                       ------
                                       Name:
                                       Title:


                                    NORTH COUNTY HOME I.V., INC.


                                                                    By:
                                                                       ------
                                       Name:
                                       Title:


                                    OPTION HOME HEALTH, INC.


                                                                    By:
                                                                       ------
                                       Name:
                                       Title:


                                    HOME CARE OF COLUMBIA, INC.


                                                                    By:
                                                                       ------
                                       Name:
                                       Title:


                                    OPTION CARE OF DENVER, INC.


                                                                    By:
                                                                       ------
                                       Name:
                                       Title:


                                    OPTION CARE HOME HEALTH, L.L.C.

                                                                    By:
                                                                       ------
                                       Name:
                                       Title:

                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                    REHAB OPTIONS, INC.


                                                                    By:
                                                                       ------
                                       Name:
                                       Title:


                                    CORDESYS HEALTHCARE MANAGEMENT, INC.


                                                                    By:
                                                                       ------
                                       Name:
                                       Title:


                                    OPTION CARE OF OKLAHOMA, INC.


                                                                    By:
                                                                       ------
                                       Name:
                                       Title:


                                    OPTION RX, INC.

                                                                    By:
                                                                       ------
                                       Name:
                                       Title:

                                                                       EXHIBIT A
                             to Amended and Restated Loan and Security Agreement

                         FORM OF ACCOUNT DEBTOR NOTICE

                           [Letterhead of Borrower]

                              _____________, 20__

CERTIFIED MAIL;
RETURN RECEIPT REQUESTED

[Name and address of Account Debtor]

To Whom It May Concern:

           We are pleased to announce that we have entered into a revolving loan agreement with Bank of America, N.A., the other lenders party thereto from time to time, and Bank of America, N.A., as agent for those lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent"). In connection with that agreement, we have granted a continuing security interest to the Agent in our existing and future receivables and other amounts which you may owe us from time to time.

           Such security interest will continue in effect until such time as the Agent otherwise notifies you in writing. We hereby revoke any notice we may have given you previously with regard to any security interest granted (or transfer made) by us to any person or entity other than the Agent.

           If you have any questions about this notice or anything else, please contact the undersigned.

                                       Very truly yours,

                                       [NAME OF BORROWER]

                                       By:
                                       Name:
                                       Title:

                                                                       EXHIBIT B
                             to Amended and Restated Loan and Security Agreement

                     FORM OF ADDITIONAL BORROWER AGREEMENT

Bank of America, N.A.
231 South LaSalle Street, 11th Floor
Chicago, Illinois 60697
Attention: Paula Berry

LaSalle National Bank
135 South LaSalle Street, Suite 215
Chicago, Illinois 60603
Attention: Dana Friedman

         Re: Amended and Restated Loan and Security Agreement dated as of June [ ], 2000 (as amended, amended and restated or otherwise modified from time to time, the "LOAN AND SECURITY AGREEMENT") among the Lenders from time to time party thereto, Bank of America, N.A., as the Lenders' Agent, Option Care, Inc., individually and as the Borrowers' Agent, and Option Care, Inc. and the Subsidiaries of Option Care, Inc. from time to time party thereto, as the Borrowers

Ladies and Gentlemen:

           This Additional Borrower Agreement is dated as of [ ] and is made and delivered pursuant to Section 15.19 of the Loan and Security Agreement, and reference is made thereto for full particulars of the matters described herein. All capitalized terms defined in the Loan and Security Agreement and used in this Additional Borrower Agreement without definition shall have the meanings assigned to them in the Loan and Security Agreement.

           Each of ______________ (the "ADDITIONAL BORROWER") and the Borrowers' Agent hereby confirms, represents and warrants to the Lenders and the Lenders' Agent that the Additional Borrower is a wholly-owned Subsidiary of Option Care or a wholly-owned Subsidiary of one of the Subsidiaries of Option Care.

           The parties hereto hereby agree that from and after the effective date specified in the Additional Borrower Consent Notice relating to the Additional Borrower, the Additional Borrower shall be a "Borrower" party to the Loan and Security Agreement and, without limiting the foregoing, shall have all of the rights, obligations, duties and liabilities of a Borrower thereunder. The Additional Borrower confirms its acceptance of, and consents to, all representations and warranties, covenants, and other terms and provisions of the Loan and Security Agreement; PROVIDED, HOWEVER, that the Schedules to the Loan and Security Agreement are hereby supplemented with the information set forth in Annex A attached hereto. [Annex A should be attached to the executed Additional Borrower Agreement] Without limiting the generality of the foregoing, and without limiting SECTION 7.1 of the Loan and Security Agreement: as security for the payment and performance of all of the Obligations, the Additional Borrower hereby grants to the Lenders' Agent a continuing security interest in, lien on, and assignment of all of the Additional Borrower's right, title and interest in, to and under (but none of the Additional Borrower's obligations under) the Collateral, in each case wherever located and whether now existing or hereafter arising or acquired.

           This Additional Borrower Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

           IN WITNESS WHEREOF, the parties hereto have caused this Additional Borrower Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                       [NAME OF ADDITIONAL BORROWER]


                                       Name:
                                       Title:


                                       OPTION CARE, INC.,
                                       as the Borrowers' Agent


                                       Name:
                                       Title:


                                       Name:
                                       Title:

                                                                       EXHIBIT C
                             to Amended and Restated Loan and Security Agreement

                      ADDITIONAL BORROWER CONSENT NOTICE

                                    [Date]

Option Care, Inc.
100 Corporate North
Suite 212
Bannockburn, Illinois 60015
Attention: Chief Financial Officer

         Re:  Additional Borrower Agreement dated [     ] (the "ADDITIONAL
              BORROWER AGREEMENT") between [name of Additional Borrower] (the "ADDITIONAL BORROWER") and Option Care, Inc., as the Borrowers' Agent

Ladies and Gentlemen:

           We have received the Additional Borrower Agreement and the other related items contemplated by SECTION 15.19 of the Loan and Security Agreement referred to therein. Please be advised that we consent to the Additional Borrower becoming a Borrower party to, and agree that the Additional Borrower shall become a Borrower party to, such Loan and Security Agreement, effective as
of [     ].

                                              Very truly yours,

                                              BANK OF AMERICA, N.A., as a Lender


                                              By: ______________________________
                                              Name:
                                              Title:


                                              LASALLE BANK NATIONAL ASSOCIATION,
                                              as a Lender


                                              By: ______________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT D
                             to Amended and Restated Loan and Security Agreement

                                  COMMITMENTS


           Name Of Lender                                                Amount Of Commitment
           --------------                                                --------------------
           Bank of America, N.A.                              Twenty-five million dollars ($25,000,000)

           LaSalle Bank National Association                  Fifteen million dollars ($15,000,000)
